                                                                ------------------------------------------------------------------
INVESTMENT MANAGER
Delaware Management Company
2005 Market Street                                              DELAWARE VIP TRUST
Philadelphia, PA  19103-7094
                                                                ------------------------------------------------------------------
SUB-ADVISOR
Mondrian Investment Partners Limited
Third Floor
80 Cheapside
London, England  EC2V 6EE

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
2005 Market Street
Philadelphia, PA  19103-7094

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING,                                            PART B
ACCOUNTING SERVICES
AND TRANSFER AGENT                                              STATEMENT OF ADDITIONAL INFORMATION
Delaware Service Company, Inc.
2005 Market Street                                              ------------------------------------------------------------------
Philadelphia, PA  19103-7094
                                                                APRIL 29, 2005
LEGAL COUNSEL                                                   (AS AMENDED NOVEMBER 8, 2005)
Stradley, Ronon, Stevens & Young, LLP
2005 Market Street
Philadelphia, PA  19103-7094

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP                                               Delaware
2001 Market Street                                              Investments(SM)
Philadelphia, PA  19103-7055                                    --------------------------------------
                                                                A member of Lincoln Financial Group(R)
CUSTODIAN
JPMorgan Chase Bank
4 Chase Metrotech Center
Brooklyn, NY  11245

                       STATEMENT OF ADDITIONAL INFORMATION
                                 APRIL 29, 2005
                          (AS AMENDED NOVEMBER 8, 2005)

                               DELAWARE VIP TRUST
                               2005 MARKET STREET
                           PHILADELPHIA, PA 19103-7094

         Delaware VIP Trust ("VIP Trust" or the "Trust") is a diversified, open-end management investment company that is intended to meet a wide range of investment objectives through its separate Portfolios ("Series"). Each Series is a separate fund issuing its own shares. Each Series offers Standard Class shares and Service Class shares.

         The shares of the Trust are sold only to separate accounts of life insurance companies ("life companies"). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies ("variable contracts"). The separate accounts invest in shares of the various Series in accordance with allocation instructions received from contract owners.

         This Statement of Additional Information ("Part B" of the Registration Statement) supplements the information contained in the current Prospectuses of the Trust, dated April 29, 2005, as they may be amended from time to time. It should be read in conjunction with the prospectuses for the variable contracts and the Trust. Part B is not itself a prospectus but is, in its entirety, incorporated by reference into the Trust's Prospectuses. The Trust's Prospectuses may be obtained by writing or calling your investment dealer or by contacting the Series' national distributor, Delaware Distributors, L.P. (the "Distributor"), 2005 Market Street, Philadelphia, PA 19103-7094. The Trust's financial statements and the notes relating thereto, the financial highlights, and the report of the Independent Registered Public Accounting Firm all are incorporated by reference from the Annual Reports into this Part B. The Annual Reports will accompany any request for Part B. The Annual Reports can be obtained, without charge, by calling 800 523-1918.

TABLE OF CONTENTS                                PAGE                                                                PAGE
INVESTMENT OBJECTIVES AND POLICIES                  3  INVESTMENT MANAGEMENT AGREEMENTS AND                            49
INVESTMENT RESTRICTIONS                             3         SUB-ADVISORY AGREEMENTS
ACCOUNTING AND TAX ISSUES                          33  PORTFOLIO MANAGERS                                              56
PERFORMANCE INFORMATION                            38  OFFICERS AND TRUSTEES                                           56
TRADING PRACTICES AND BROKERAGE                    42  GENERAL INFORMATION                                             68
OFFERING PRICE                                     45  FINANCIAL STATEMENTS                                            74
DIVIDENDS AND REALIZED SECURITIES                  46  APPENDIX A--DESCRIPTION OF RATINGS                              75
       PROFITS DISTRIBUTIONS                           APPENDIX B                                                      76

TAXES                                              48

INVESTMENT OBJECTIVES AND POLICIES

         The investment objectives of the Series are below. There can be no assurance that the objectives of any Series will be realized.

         Delaware VIP Balanced Series (formerly Delaware Balanced Series) seeks a balance of capital appreciation, income and preservation of capital.

         Delaware VIP Capital Reserves Series seeks a high, stable level of current income while minimizing fluctuations in principal and provide maximum liquidity.

         Delaware VIP Cash Reserve Series seeks the highest level of income consistent with preservation of capital and liquidity through investments in short-term money market instruments.

         Delaware VIP Diversified Income Series seeks high current income and total return.

         Delaware VIP Emerging Markets Series seeks to achieve long-term capital appreciation.

         Delaware VIP Global Bond Series seeks current income consistent with preservation of principal.

         Delaware VIP Growth Opportunities Series (formerly DelCap Series) seeks long-term capital appreciation.

         Delaware VIP High Yield Series (formerly Delchester Series) seeks total return and, as a secondary objective, high current income.

         Delaware VIP International Value Equity Series (formerly International Equity Series) seeks long-term growth without undue risk to principal.

         Delaware VIP REIT Series seeks to achieve maximum long-term total return. Capital appreciation is a secondary objective.

         Delaware VIP Select Growth Series (formerly Aggressive Growth Series) seeks long-term capital appreciation.

         Delaware VIP Small Cap Value Series seeks capital appreciation.

         Delaware VIP Trend Series seeks long-term capital appreciation.

         Delaware VIP U.S. Growth Series seeks long-term capital appreciation.

         Delaware VIP Value Series (formerly Value Series) seeks long-term capital appreciation.

INVESTMENT RESTRICTIONS

         FUNDAMENTAL INVESTMENT RESTRICTIONS -- The Trust has adopted the following restrictions for each Series, which cannot be changed without approval by the holders of a "majority" of the respective Series' outstanding shares, which is a vote by the holders of the lesser of (a) 67% or more of the voting securities present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time a Series purchases securities.

         Each Series may not:

         1. With respect to each Series, except the Delaware VIP REIT Series, make investments that will result in the concentration (as that term may be defined in the Investment Company Act of 1940 ("1940 Act"), any rule or order thereunder, or U.S. Securities and Exchange Commission ("SEC") staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Series from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit. The Delaware VIP REIT Series will concentrate its investments in the real estate industry. The Delaware VIP REIT Series otherwise may not make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Series from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit. In addition, Delaware VIP Cash Reserve Series may concentrate its investments in bankers' acceptances of banks with over one billion dollars in assets or bank holding companies whose securities are rated A-2 or better by Standard & Poor's ("S&P") or P-2 or better by Moody's Investors Service, Inc. ("Moody's").

         2. Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

         3. Underwrite the securities of other issuers, except that the Series may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933 (the "1933 Act").

         4. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent the Series from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

         5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent the Series from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

         6. Make loans, provided that this restriction does not prevent the Series from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

         NON-FUNDAMENTAL INVESTMENT RESTRICTIONS - - In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the Prospectuses, each Series will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval. The percentage limitations contained in the restrictions and policies set forth herein apply at the time a Series' purchases securities.

         1. The Series are permitted to invest in other investment companies, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction. However, none of the Series may operate as a "fund of funds" which invests primarily in the shares of other investment companies as permitted by Section 12(d)(1)(F) or (G) of the 1940 Act, if the shares of such Series are invested in by a fund that operates as a "fund of funds."

         2. A Series may not invest more than 15% (in the case of Delaware VIP High Yield, Delaware VIP REIT, Delaware VIP Select Growth and Delaware VIP U.S. Growth Series) or 10% (in the case of Delaware VIP Balanced Series, Delaware VIP Capital Reserves Series, Delaware VIP Cash Reserve Series, Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP Global Bond Series, Delaware VIP Value Series, Delaware VIP Growth Opportunities Series, Delaware VIP International Value Equity Series, Delaware VIP REIT Series and Delaware VIP Small Cap Value Series) of respective net assets in securities which it cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Series has valued the investment. In order to assure that each Series has sufficient liquidity, no Series may invest more than 10% of its net assets in illiquid assets (except Delaware VIP High Yield, Delaware VIP REIT, Delaware VIP Select Growth and Delaware VIP U.S. Growth Series, which may invest up to 15% of their net assets in illiquid securities).

DELAWARE VIP BALANCED, DELAWARE VIP CAPITAL RESERVES, DELAWARE VIP CASH RESERVE, DELAWARE VIP GLOBAL BOND, DELAWARE VIP VALUE, DELAWARE VIP GROWTH OPPORTUNITIES, DELAWARE VIP INTERNATIONAL VALUE EQUITY, DELAWARE VIP SMALL CAP VALUE AND DELAWARE VIP TREND SERIES MAY NOT:
         1. Invest more than 5% of the value of its assets in securities of any one issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities). This restriction shall apply to only 75% of the assets of Delaware VIP Growth Opportunities, Delaware VIP International Value Equity, Delaware VIP Small Cap Value and Delaware VIP Trend Series, and to only 50% of the assets of Delaware VIP Global Bond Series.

         2. Purchase more than 10% of the voting securities of any company, or invest in any company for the purpose of exercising control or management.

         3. Purchase or retain securities of a company which has an officer or Trustee who is an officer or Trustee of the Trust, or an officer or Director/Trustee of its investment manager if such persons, each owning beneficially more than 1/2 of 1% of the shares of the company, own in the aggregate more than 5% thereof.

         4. Purchase any security issued by any other investment company (except in connection with a merger, consolidation or offer of exchange) if after such purchase it would: (a) own more than 3% of the voting stock of such company, (b) own securities of such company having a value in excess of 5% of a Series' assets or (c) own securities of investment companies having an aggregate value in excess of 10% of a Series' assets. Any such purchase shall be at the customary brokerage commission. The limitations set forth in this restriction do not apply to purchases by Delaware VIP International Value Equity Series of securities issued by closed-end investment companies, all of which must be at the customary brokerage commission.

         5. Make any investment in real estate unless necessary for office space or the protection of investments already made. (This restriction does not preclude a Series' purchase of securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein, including real estate investment trusts.)

         6. Purchase securities on margin, make short sales of securities or maintain a net short position (except that a Series may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities). This restriction shall not prohibit a Series from satisfying margin requirements with respect to futures transactions.

         7. Invest in interests in oil, gas or other mineral exploration or development programs, commodities or commodities contracts. This restriction shall not prohibit Delaware VIP Balanced, Delaware VIP Capital Reserves, Delaware VIP Growth Opportunities, Delaware VIP International Value Equity, Delaware VIP Small Cap Value and Delaware VIP Trend Series from entering into futures contracts or options thereon, to the extent that not more than 5% of its assets are required as futures contract margin deposits and premiums on options and only to the extent that obligations under such contracts and transactions represent not more than 20% (25% in the case of Delaware VIP Growth Opportunities Series) of the Series' assets.

         8. Borrow money in excess of one-third of the value of its net assets and then only as a temporary measure for extraordinary purposes or to facilitate redemptions. The Series have no intention of increasing their net income through borrowing. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of a Series' assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Series shall, within three days thereafter (not including Sunday and holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. A Series will not pledge more than 15% of its net assets. A Series shall not issue senior securities as defined in the 1940 Act, except for notes to banks.

         9. Make loans, except to the extent that purchases of debt obligations (including repurchase agreements) in accordance with each Series' investment objective and policies are considered loans, and except that each Series may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

         10. Invest more than 5% of the value of its total assets in securities of companies less than three years old. Such three-year period shall include the operation of any predecessor company or companies. This investment restriction shall not apply to the Delaware VIP Growth Opportunities, Delaware VIP Small Cap Value and Delaware VIP Trend Series.

         11. Invest more than 25% of its total assets in any particular industry, except that a Series may invest more than 25% of the value of its total assets in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, certificates of deposit and bankers' acceptances of banks with over one billion dollars in assets or bank holding companies whose securities are rated A-2 or better by S&P or P-2 or better by Moody's.

         12. Act as an underwriter of securities of other issuers, except that a Series may acquire restricted or not readily-marketable securities under circumstances where, if such securities are sold, a Series might be deemed to be an underwriter for the purposes of the 1933 Act.

         13. Invest in warrants valued at lower of cost or market exceeding 5% of a Series' net assets. Included within that amount, but not to exceed 2% of a Series' net assets, may be warrants not listed on the New York Stock Exchange or American Stock Exchange. This restriction shall not apply to Delaware VIP International Value Equity Series.

         14. The Delaware VIP Cash Reserve Series will not invest more than 25% of its assets in foreign banks which are subject to the same regulation as U.S. banks or to foreign branches of U.S. banks where such a bank is liable for the obligations of the branch.

         While such Series are permitted under certain circumstances to borrow money, they do not normally do so. No investment securities will be purchased while a Series has an outstanding borrowing. The Trust has undertaken, for so long as required by California Regulatory Authority and so long as insurance policy premiums or proceeds of contracts sold in California are used to purchase Trust shares, to ensure that each Series will not borrow money in excess of 25% of the value of its net assets.

         In addition, the Delaware VIP Global Bond Series will not invest more than 10% of its net assets in repurchase agreements maturing in more than seven days and other illiquid assets. Securities of foreign issuers which are not listed on a recognized domestic or foreign exchange or for which a bona fide market does not exist at the time of purchase or subsequent valuation are included in the category of illiquid assets.

DELAWARE VIP DIVERSIFIED INCOME SERIES AND DELAWARE VIP EMERGING MARKETS AND MAY
NOT:
         1. Invest 25% or more of its total assets in any one industry provided that there is no limitation with respect to investments in obligations issued or guaranteed as to principal or interest by the U.S. government, its agencies or instrumentalities.

         2. Make loans other than by the purchase of all or a portion of a publicly or privately distributed issue of bonds, debentures or other debt securities of the types commonly offered publicly or privately and purchased by financial institutions (including repurchase agreements), whether or not the purchase was made upon the original issuance of the securities, and except that each Series may loan its assets to qualified broker/dealers or institutional investors.

         3. Engage in underwriting of securities of other issuers, except that portfolio securities, including securities purchased in private placements, may be acquired under circumstances where, if sold, the Series might be deemed to be an underwriter under the 1933 Act. No limit is placed on the proportion of the Series' assets which may be invested in such securities.

         4. Borrow money or issue senior securities, except to the extent permitted by the 1940 Act or any rule or order thereunder or interpretation thereof. Subject to the foregoing, each Series may engage in short sales, purchase securities on margin, and write put and call options.

         5. Purchase or sell physical commodities or physical commodity contracts, including physical commodity option or futures contracts in a contract market or other futures market.

         6. Purchase or sell real estate; provided that the Series may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

         In addition, Delaware VIP Diversified Income Series will not, with respect to 75% of its total assets, purchase the securities of any issuer (other than those of other investment companies or of the U.S. government or its agencies or instrumentalities), if immediately thereafter the Series would (a) have more than 5% of the value of its total assets in the securities of such issuer or (b) own more than 10% of the outstanding voting securities of such issuer.

DELAWARE VIP HIGH YIELD SERIES MAY NOT:
         1. Invest in any company for the purpose of exercising control or management.

         2. Purchase or retain securities of a company which has an officer or Trustee who is an officer or Trustee of the Trust, or an officer or Director/Trustee of its investment manager if such persons, each owning beneficially more than 1/2 of 1% of the shares of the company, own in the aggregate more than 5% thereof.

         3. Purchase any security issued by any other investment company (except in connection with a merger, consolidation or offer of exchange) if after such purchase it would: (a) own more than 3% of the voting stock of such company, (b) own securities of such company having a value in excess of 5% of the Series' assets or (c) own securities of investment companies having an aggregate value in excess of 10% of the Series' assets. Any such purchase shall be at the customary brokerage commission.

         4. Make any investment in real estate unless necessary for office space or the protection of investments already made. (This restriction does not preclude the Series' purchase of securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein, including real estate investment trusts.)

         5. Purchase securities on margin, make short sales of securities or maintain a net short position (except that the Series may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities). This restriction shall not prohibit the Series from satisfying margin requirements with respect to futures transactions.

         6. Invest in interests in oil, gas or other mineral exploration or development programs.

         7. Borrow money in excess of one-third of the value of its net assets and then only as a temporary measure for extraordinary purposes or to facilitate redemptions. The Series has no intention of increasing its net income through borrowing. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Series' assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Series shall, within three days thereafter (not including Sunday and holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. The Series will not pledge more than 15% of its net assets. The Series shall not issue senior securities as defined in the 1940 Act, except for notes to banks.

         8. Make loans, except to the extent that purchases of debt obligations (including repurchase agreements) in accordance with the Series' investment objective and policies are considered loans and except that the Series may loan up to 25% of its assets to qualified broker/dealers or institutional investors for its use relating to short sales or other security transactions.

         9. Invest more than 25% of its total assets in any particular industry, except that the Series may invest more than 25% of the value of its total assets in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, certificates of deposit and bankers' acceptances of banks with over one billion dollars in assets or bank holding companies whose securities are rated A-2 or better by S&P or P-2 or better by Moody's.

         10. Act as an underwriter of securities of other issuers, except that the Series may acquire restricted or not readily-marketable securities under circumstances where, if such securities are sold, the Series might be deemed to be an underwriter for the purposes of 1933 Act.

DELAWARE VIP REIT SERIES MAY NOT:
         1. The Series will concentrate its investments in the real estate industry. The Series may not invest more than 20% of its total assets in any other single industry, provided that there is no limitation with respect to investments in obligations issued or guaranteed as to principal or interest by the U.S. government, its agencies or instrumentalities.

         2. Make loans other than by the purchase of all or a portion of a publicly or privately distributed issue of bonds, debentures or other debt securities of the types commonly offered publicly or privately and purchased by financial institutions (including repurchase agreements and loan participations), whether or not the purchase was made upon the original issuance of the securities, and except that the Series may loan its assets to qualified broker/dealers or institutional investors.

         3. Engage in underwriting of securities of other issuers, except that portfolio securities, including securities purchased in private placements, may be acquired under circumstances where, if sold, the Series might be deemed to be an underwriter under the 1933 Act. No limit is placed on the proportion of the Series' assets which may be invested in such securities.

         4. Borrow money or issue senior securities, except to the extent permitted by the 1940 Act or any rule or order thereunder or interpretation thereof. Subject to the foregoing, the Series may engage in short sales, purchase securities on margin, and write put and call options.

         5. Purchase or sell physical commodities or physical commodity contracts, including physical commodity option or futures contracts in a contract market or other futures market.

         6. Purchase or sell real estate; provided, that the Series may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein; and provided further, that the Series may own real estate directly as a result of a default on securities the Series owns.

         7. Invest for the purpose of acquiring control of any company.

         8. To the extent that the Series invests in securities of other investment companies, it will only do so in accordance with the provisions of the 1940 Act in effect at the time of the investment.

         9. Invest in interests in oil, gas and other mineral leases or other mineral exploration or development programs.

         10. Purchase securities on margin except short-term credits that may be necessary for the clearance of purchases and sales of securities. This restriction does not apply to the purchase of futures or options contracts.

EQUITY SECURITIES
         Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which a Series invests will cause the net asset value of the Series to fluctuate.

MONEY MARKET INSTRUMENTS
         Delaware VIP Capital Reserves Series may, from time to time, invest all or part of its available assets in money market instruments maturing in one year or less. Delaware VIP Cash Reserve Series will invest all of its available assets in instruments which have a remaining maturity of 13 months or less at the time of acquisition and which will otherwise meet the maturity, quality and diversification conditions with which taxable money market funds must comply. The types of instruments which these Series may purchase are described below:

         1. U.S. Government Securities--Securities issued or guaranteed by the U.S. government, including Treasury Bills, Notes and bonds.

         2. U.S. Government Agency Securities--Obligations issued or guaranteed by agencies or instrumentalities of the U.S. government whether supported by the full faith and credit of the U.S. Treasury or the credit of a particular agency or instrumentality.

         3. Bank Obligations--Certificates of deposit, bankers' acceptances and other short-term obligations of U.S. commercial banks and their overseas branches and foreign banks of comparable quality, provided each such bank combined with its branches has total assets of at least one billion dollars, and certificates and issues of domestic savings and loan associations of one billion dollars in assets whose deposits are insured by the Federal Deposit Insurance Corporation. Any obligations of foreign banks shall be denominated in U.S. dollars. Obligations of foreign banks and obligations of overseas branches of U.S. banks are subject to somewhat different regulations and risks than those of U.S. domestic banks. In particular, a foreign country could impose exchange controls which might delay the release of proceeds from that country. Such deposits are not covered by the Federal Deposit Insurance Corporation. Because of conflicting laws and regulations, an issuing bank could maintain that liability for an investment is solely that of the overseas branch which could expose the Series to a greater risk of loss. The Series will only buy short-term instruments in nations where these risks are minimal. The Series will consider these factors along with other appropriate factors in making an investment decision to acquire such obligations and will only acquire those which, in the opinion of management, are of an investment quality comparable to other debt securities bought by the Series. Either Series may invest more than 25% of its assets in foreign banks except that this limitation shall not apply to U.S. branches of foreign banks which are subject to the same regulations as U.S. banks or to foreign branches of U.S. banks where such a bank is liable for the obligations of the branch. This policy may be changed by the Board of Trustees without shareholder approval.

         Delaware VIP Cash Reserve Series is subject to certain maturity, quality and diversification conditions applicable to taxable money market funds. Thus, if a bank obligation or, as relevant, its issuer is considered to be rated at the time of the proposed purchase, it or, as relevant, its issuer must be so rated in one of the two highest rating categories by at least two nationally-recognized statistical rating organizations or, if such security or, as relevant, its issuer is not so rated, the purchase of the security must be approved or ratified by the Board of Trustees in accordance with the maturity, quality and diversification conditions with which taxable money market funds must comply.

         4. Commercial Paper--Short-term promissory notes issued by corporations which at the time of purchase are rated A-2 or better by S&P or P-2 or better by Moody's or which have received comparable ratings from a nationally-recognized statistical rating organization approved by the Board of Trustees or, if not rated, issued or guaranteed by a corporation with outstanding debt rated AA or better by S&P or Aa or better by Moody's. Delaware VIP Cash Reserve Series invests in commercial paper in accordance with the restrictions set forth in the Prospectuses.

         5. Short-term Corporate Debt--In addition to the other debt securities described in the Prospectuses, corporate notes, bonds and debentures which at the time of purchase are rated AA or better by S&P or Aa or better by Moody's or which have received comparable ratings from a nationally-recognized statistical rating organization approved by the Board of Trustees, provided such securities have one year or less remaining to maturity. Such securities generally have greater liquidity and are subject to considerably less market fluctuation than longer issues. Delaware VIP Cash Reserve Series invests in corporate notes, bonds and debentures in accordance with the restrictions set forth in the Prospectuses.

         The ratings of S&P, Moody's and other rating services represent their opinions as to the quality of the money market instruments which they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. These ratings are the initial criteria for selection of portfolio investments, but the Series will further evaluate these securities. See Appendix A--Description of Ratings.

ADDITIONAL INFORMATION ON THE DELAWARE VIP CASH RESERVE SERIES
         Delaware VIP Cash Reserve Series intends to achieve its objective by investing its assets in a diversified portfolio of money market instruments. See Money Market Instruments above and Appendix A--Description of Ratings.

         The Series maintains its net asset value at $10 per share by valuing its securities on an amortized cost basis. See Offering Price. The Series maintains a dollar weighted average portfolio maturity of not more than 90 days and does not purchase any issue having a remaining maturity of more than 13 months. In addition, the Series limits its investments, including repurchase agreements, to those instruments which the Board of Trustees determines present minimal credit risks and are of high quality. The Series may sell portfolio securities prior to maturity in order to realize gains or losses or to shorten the average maturity if it deems such actions appropriate to maintain a stable net asset value. While the Series will make every effort to maintain a fixed net asset value of $10 per share, there can be no assurance that this objective will be achieved.

         Although the Series intends to hold its investments until maturity when they will be redeemable at their full principal value plus accrued interest, it may attempt, from time to time, to increase its yield by trading to take advantage of market variations. Also, revised evaluations of the issuer or redemptions may cause sales of portfolio investments prior to maturity or at times when such sales might otherwise not be desirable. The Series' right to borrow to facilitate redemptions may reduce, but does not guarantee, a reduction in the need for such sales. The Series will not purchase new securities while any borrowings are outstanding. See Dividends and Realized Securities Profits Distributions and Taxes for the effect of any capital gains distributions.

         A shareholder's rate of return will vary with the general interest rate levels applicable to the money market instruments in which the Series invests. In the event of an increase in current interest rates, a national credit crisis or if one or more of the issuers became insolvent prior to the maturity of the instruments, principal values could be adversely affected. Investments in obligations of foreign banks and of overseas branches of U.S. banks may be subject to less stringent regulations and different risks than those of U.S. domestic banks. The rate of return and the net asset value will be affected by such other factors as sales of portfolio securities prior to maturity and the Series' operating expenses.

         Some of the securities in the Series' portfolio may have periodic interest rate adjustments based upon an index such as the 91-day Treasury Bill rate. This periodic interest rate adjustment tends to lessen the volatility of the security's price. With respect to securities with an interest rate adjustment period of one year or less, the Series will, when determining average weighted maturity, treat such a security's maturity as the amount of time remaining until the next interest rate adjustment.

         Instruments such as GNMA, FNMA and FHLMC securities and similar securities backed by amortizing loans generally have shorter effective maturities than their stated maturities. This is due to changes in amortization caused by demographic and economic forces such as interest rate movements. These effective maturities are calculated based upon historical payment patterns. For purposes of determining the Series' average weighted maturity, the maturities of such securities will be calculated based upon the issuing agency's payment factors using industry-accepted valuation models.

ASSET-BACKED SECURITIES
         Delaware VIP Balanced, Delaware VIP Capital Reserves, Delaware VIP Cash Reserve and Delaware VIP Diversified Income Series may invest in securities which are backed by assets such as receivables on home equity and credit loans, receivables regarding automobile, mobile home and recreational vehicle loans, wholesale dealer floor plans and leases (i.e., receivables on loans to car dealers for cars used in their showrooms) or other loans or financial receivables currently available or which may be developed in the future. For Delaware VIP Balanced and Delaware VIP Capital Reserves Series, all such securities must be rated in one of the four highest rating categories by a reputable rating agency (e.g., BBB or better by S&P or Baa or better by Moody's). It is Delaware VIP Cash Reserve Series' current policy to limit asset-backed investments to those rated in the highest rating category by a reputable rating agency (e.g., AAA by S&P or Aaa by Moody's) and represented by interests in credit card receivables, wholesale dealer floor plans, home equity loans and automobile loans.

         Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entities issuing the securities are insulated from the credit risk of the originator or affiliated entities, and the amount of credit support provided to the securities. Such receivables are securitized in either a pass-through or a pay-through structure. Pass-through securities provide investors with an income stream consisting of both principal and interest payments in respect of the receivables in the underlying pool. Pay-through asset-backed securities are debt obligations issued usually by a special purpose entity, which are collateralized by the various receivables and in which the payments on the underlying receivables provide the funds to pay the debt service on the debt obligations issued. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses resulting from ultimate default enhances the likelihood of payments of the obligations on at least some of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Series will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

         The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets. Such rate of payments may be affected by economic and various other factors such as changes in interest rates or the concentration of collateral in a particular geographic area. Therefore, the yield may be difficult to predict and actual yield to maturity may be more or less than the anticipated yield to maturity. Due to the shorter maturity of the collateral backing such securities, there tends to be less of a risk of substantial prepayment than with mortgage-backed securities, but the risk of such a prepayment does exist. Such asset-backed securities do, however, involve certain risks not associated with mortgage-backed securities, including the risk that security interests cannot be adequately, or in many cases ever, established, and other risks which may be peculiar to particular classes of collateral. For example, with respect to credit card receivables, a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

         Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

MORTGAGE-BACKED SECURITIES
         Delaware VIP Balanced, Delaware VIP Capital Reserves, Delaware VIP Diversified Income and Delaware VIP REIT Series may invest in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or government sponsored corporations or those issued by certain private, non-government corporations, such as financial institutions. Two principal types of mortgage-backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs).

         CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders and collateralized by a pool of mortgages held under an indenture. CMOs are issued in a number of classes or series with different maturities. The classes or series are retired in sequence as the underlying mortgages are repaid. Prepayment may shorten the stated maturity of the obligation and can result in a loss of premium, if any has been paid. Certain of these securities may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security).

         REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

         CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. The Series may invest in such private-backed securities, but the Delaware VIP REIT Series will do so (i) only if the securities are 100% collateralized at the time of issuance by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) currently, only if they are rated at the time of purchase in the two highest grades by a nationally-recognized statistical rating agency.

         Delaware VIP Balanced, Delaware VIP Capital Reserves and Delaware VIP Diversified Income Series each may invest up to 20% of its total assets in CMOs and REMICs issued by private entities which are not collateralized by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, so-called non-agency mortgage-backed securities. Investments in these securities may be made only if the securities (i) are rated at the time of purchase in the four top rating categories by a nationally-recognized statistical rating organization (e.g., BBB or better by S&P or Baa or better by Moody's) and (ii) represent interests in whole-loan mortgages, multi-family mortgages, commercial mortgages and other mortgage collateral supported by a first mortgage lien on real estate. Non-agency mortgage-backed securities are subject to the interest rate and prepayment risks, described above, to which other CMOs and REMICs issued by private issuers are subject. Non-agency mortgage-backed securities may also be subject to a greater risk of loss of interest and principal because they are not collateralized by securities issued or guaranteed by the U.S. government. In addition, timely information concerning the loans underlying these securities may not be as readily available and the market for these securities may be less liquid than other CMOs and REMICs.

REITS
         Delaware VIP REIT Series primarily invests in, and the Delaware VIP Balanced and Delaware VIP Diversified Income Series may invest in, real estate investment trusts ("REITs"). REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements in the Internal Revenue Code of 1986, as amended (the "Code"). REITs are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Code, and/or to maintain exemptions from the 1940 Act.

         The Series' investments in REITs present certain further risks that are unique and in addition to the risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent on management skills, are not diversified, and are subject to the risks of financing projects. REITs whose underlying assets include long-term health care properties, such as nursing, retirement and assisted living homes, may be impacted by federal regulations concerning the health care industry.

         REITs (especially mortgage REITs) are also subject to interest rate risks -- when interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

         REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than other securities.

CONVERTIBLE, DEBT AND NON-TRADITIONAL EQUITY SECURITIES
         In addition to Delaware VIP Balanced, Delaware VIP Diversified Income, Delaware VIP Emerging Markets, Delaware VIP REIT, Delaware VIP Select Growth and Delaware VIP U.S. Growth Series also may invest in convertible and debt securities of issuers in any industry. A convertible security is a security which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities rank ahead of common stock in a corporation's capital structure and therefore entail less risk than the corporation's common stock. However, convertible securities typically rank behind non-convertible securities of the same issuer. Convertible and debt securities provide a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in the convertible security's underlying common stock. A convertible security's price depends on both its "investment value" (its value with the conversion privilege), and its "conversion value" (its market value if it were exchanged for the underlying security according to its conversion privilege). When a convertible security's investment value is greater than its conversion value, its price will primarily reflect its investment value. In this scenario, price will probably be most affected by interest rate changes, increasing when interest rates fall and decreasing when interest rates rise, similar to a fixed-income security. Additionally, the credit standing of the issuer and other factors also may have an effect on the convertible security's value. Conversely, when the conversion value approaches or exceeds the investment value, the price of the convertible security will rise above its investment value. The higher the convertible security's price relative to its investment value, the more direct the relationship between the changes in its price and changes in the price of the underlying equity security.

         A convertible security's price will typically provide a premium over the conversion value. This represents the additional price investors are willing to pay for a security that offers income, ranks ahead of common stock in a company's capital structure and also has the possibility of capital appreciation due to the conversion privilege. Because a convertible security has fixed interest or dividend payments, when the underlying stock declines, the convertible security's price is increasingly determined by its yield. For this reason, the convertible security may not decline as much as the underlying common stock. The extent of the price decline will also depend on the amount of the premium over its conversion value.

         Common stock acquired upon conversion of a convertible security will generally be held for so long as the investment manager anticipates such stock will provide the Series with opportunities which are consistent with the Series' investment objectives and policies.

         The Series may invest in convertible debentures without regard to rating categories. Investing in convertible debentures that are rated below investment grade or unrated but of comparable quality entails certain risks, including the risk of loss of principal, which may be greater than the risks involved in investing in investment grade convertible debentures. Under rating agency guidelines, lower rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions.

         The Series may have difficulty disposing of such lower rated convertible debentures because the trading market for such securities may be thinner than the market for higher rated convertible debentures. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary trading market for higher rated securities. The lack of a liquid secondary market, as well as adverse publicity with respect to these securities, may have an adverse impact on market price and the Series' ability to dispose of particular issues in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Series to obtain accurate market quotations for purposes of pricing the Series' portfolio and calculating its net asset value. The market behavior of convertible securities in lower rating categories is often more volatile than that of higher quality securities. Lower quality convertible securities are judged by Moody's and S&P to have speculative elements or characteristics; their future cannot be considered as well assured, and their earnings and asset protection may be moderate or poor in comparison to investment grade securities.

         In addition, such lower quality securities face major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to inadequate capacity to meet timely payments. The market values of securities rated below investment grade tend to be more sensitive to company specific developments and changes in economic conditions than higher rated securities. Issuers of these securities are often highly leveraged so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them, and therefore may be unable to repay debt at maturity by refinancing.

         These Series may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stock ("PERCS"), which provide an investor with the opportunity to earn higher dividend income than is available on a company's common stock. A PERCS is a preferred stock which generally features a mandatory conversion date, as well as a capital appreciation limit which is usually expressed in terms of a stated price. Upon the conversion date, most PERCS convert into common stock of the issuer (PERCS are generally not convertible into cash at maturity). Under a typical arrangement, if after a predetermined number of years the issuer's common stock is trading at a price below that set by the capital appreciation limit, each PERCS would convert to one share of common stock. If, however, the issuer's common stock is trading at a price above that set by the capital appreciation limit, the holder of the PERCS would receive less than one full share of common stock. The amount of that fractional share of common stock received by the PERCS holder is determined by dividing the price set by the capital appreciation limit of the PERCS by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. However, if called early, the issuer may pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date of the PERCS.

         These Series also may invest in other enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities) and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS and DECS all have the following features: they are company-issued convertible preferred stock; unlike PERCS, they do not have capital appreciation limits; they seek to provide the investor with high current income, with some prospect of future capital appreciation; they are typically issued with three to four-year maturities; they typically have some built-in call protection for the first two to three years; investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity; and upon maturity, they automatically convert to either cash or a specified number of shares of common stock. An investment in such securities may involve additional risks. Unlike conventional convertible securities, enhanced convertible securities do not usually have a fixed maturity (par) value. Rather, such securities generally provide only for a mandatory conversion into cash or common stock. As a result, a Series risks loss of principal if the cash received, or the price of the underlying common stock at the time of conversion, is less than the price paid for the enhanced convertible security. Such securities may be more or less liquid than conventional convertible securities or non-convertible debt securities.

PRIVATE PLACEMENTS
         Private placement securities are securities which have not been registered with the SEC and which are usually only sold to large, institutional investors. For various reasons, an issuer may prefer or be required as a practical matter to obtain private financing. Adverse conditions in the public securities markets may preclude a public offering of an issuer's securities. An issuer often is willing to provide more attractive features in securities issued privately because it has avoided the expense and delay involved in a public offering. Private placements of debt securities have frequently resulted in higher yields and restrictive covenants that provide greater protection for the purchaser, such as longer call or refunding protection than would typically be available with publicly offered securities of the same type. Securities acquired through private placements may also have special features not usually characteristic of similar securities offered to the public, such as contingent interest or warrants for the purchase of the issuer's stock.

ZERO COUPON BONDS AND PAY-IN-KIND BONDS
         Delaware VIP Diversified Income, Delaware VIP Global Bond and Delaware VIP REIT Series may invest in zero coupon bonds. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality. Current federal income tax law requires that a holder of a taxable zero coupon security report as income each year the portion of the original issue discount of such security that accrues that year, even though the holder receives no cash payments of interest during the year. The Series have qualified as regulated investment companies under the Code. Accordingly, during periods when the Series receive no interest payments on their zero coupon securities, they will be required, in order to maintain their desired tax treatment, to distribute cash approximating the income attributable to such securities. Such distribution may require the sale of portfolio securities to meet the distribution requirements and such sales may be subject to the risk factor discussed above.

INTEREST RATE AND INDEX SWAPS
         Delaware VIP Balanced, Delaware VIP Capital Reserves and Delaware VIP Diversified Income Series may invest in interest rate and index swaps to the extent consistent with their respective investment objectives and strategies. Delaware VIP Global Bond Series may invest in interest rate swaps to the extent consistent with its respective investment objectives and strategies. A Series will only invest in swaps in which all the reference rates are related to or derived from instruments or markets in which the Series is otherwise eligible to invest, subject to the investment limitations on the instruments to which the purchased reference rate relates.

         Swaps are agreements to exchange payment streams over a period of time with another party, called a counterparty. Each payment stream is based on a specified rate, which could be a fixed or variable interest rate, the rate of return on an index, or some other reference rate. The payment streams are calculated with reference to a hypothetical principal amount, called the notional principal or the notional amount. For example, in an interest rate swap one party may agree to pay a fixed interest rate to a counterparty and to receive in return variable interest rate payments from the counterparty. The amount that each party pays is calculated by multiplying the fixed and variable rates, respectively, by the notional amount. The payment streams may thus be thought of as interest payments on the notional amount. The notional amount does not actually change hands at any point in the swap transaction; it is used only to calculate the value of the payment streams.

         When two counterparties each wish to swap interest rate payments, they typically each enter into a separate interest rate swap contract with a broker/dealer intermediary, who is the counterparty in both transactions, rather than entering into a swap contract with each other directly. The broker/dealer intermediary enters into numerous transactions of this sort, and attempts to mange its portfolio of swaps so as to match and offset its payment receipts and obligations.

         The typical minimum notional amount is $5 million. Variable interest rates are usually set by reference to the London Inter-Bank Offered Rate (LIBOR). The typical maximum term of an interest rate swap agreement ranges from one to twelve years. Index swaps tend to be shorter term, often for one year. The investment manager presently intends to purchase swaps with maturities of six to twelve months, and in no event greater than two years.

         Delaware VIP Balanced, Delaware VIP Capital Reserves and Delaware VIP Diversified Income Series also may engage in index swaps, called total return swaps. In an index swap, a Series may enter into a contract with a counterparty in which the counterparty will make payments to the Series based on the positive returns of an index, such as a corporate bond index, in return for the Trust paying to the counterparty a fixed or variable interest rate, as well as paying to the counterparty any negative returns on the index. In a sense, the Series is purchasing exposure to an index in the amount of the notional principal in return for making interest rate payments on the notional principal. As with interest rate swaps, the notional principal does not actually change hands at any point in the transaction. The counterparty, typically an investment bank, manages its obligations to make total return payments by maintaining an inventory of the fixed income securities that are included in the index.

         Swap transactions provide several benefits to the Series. Interest rate swaps may be used as a duration management tool. Duration is a measure of a bond's interest-rate sensitivity, expressed in terms of years because it is related to the length of time remaining on the life of a bond. In general, the longer a bond's duration, the more sensitive the bond's price will be to changes in interest rates. The average duration of a fund is the weighted average of the durations of the fund's fixed income securities.

         If a Series wishes to shorten the duration of certain of its assets, longer term assets could be sold and shorter term assets acquired, but these transactions have potential tax and return differential consequences. By using an interest rate swap, the Series could agree to make semi-annual fixed rate payments and receive semi-annual floating rate LIBOR payments adjusted every six months. The duration of the floating rate payments received by the Series will now be six months. In effect, a Series has reduced the duration of the notional amount invested from a longer term to six months over the life of the swap agreement.

         The Series may also use swaps to gain exposure to specific markets. For example, suppose bond dealers have particularly low inventories of corporate bonds, making it difficult for a fixed income fund to increase its exposure to the corporate bond segment of the market. It is generally not possible to purchase exchange-traded options on a corporate bond index. A Series could replicate exposure to the corporate bond market, however, by engaging in an index swap in which the Series gains exposure to a corporate bond index in return for paying a LIBOR-based floating interest rate.

         Other uses of swaps could help permit the Series to preserve a return or spread on a particular investment or portion of its portfolio or to protect against an increase in the price of securities the Series anticipates purchasing at a later date. Interest rate swaps may also be considered as a substitute for interest rate futures in many cases where the hedging horizon is longer than the maturity of the typical futures contract, and may be considered to provide more liquidity than similar forward contracts, particularly long-term forward contracts.

         The primary risk of swap transactions is the creditworthiness of the counterparty, since the integrity of the transaction depends on the willingness and ability of the counterparty to maintain the agreed upon payment stream. This risk is often referred to as counterparty risk. If there is a default by a counterparty in a swap transaction, the Series' potential loss is the net amount of payments the Series is contractually entitled to receive for one payment period (if any - the Series could be in a net payment position), not the entire notional amount, which does not change hands in a swap transaction. Swaps do not involve the delivery of securities or other underlying assets or principal as collateral for the transaction. The Series will have contractual remedies pursuant to the swap agreement but, as with any contractual remedy, there is no guarantee that the Series would be successful in pursuing them -- the counterparty may be judgement proof due to insolvency, for example. The Series thus assume the risk that they will be delayed or prevented from obtaining payments owed to them. The standard industry swap agreements do, however, permit the Series to terminate a swap agreement (and thus avoid making additional payments) in the event that a counterparty fails to make a timely payment to the Series.

         In response to this counterparty risk, several securities firms have established separately capitalized subsidiaries that have a higher credit rating, permitting them to enter into swap transactions as a dealer. The Series will not be permitted to enter into any swap transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or is determined to be of equivalent credit quality by the Series' investment manager. In addition, the investment manager will closely monitor the ongoing creditworthiness of swap counterparties in order to minimize the risk of swaps.

         In addition to counterparty risk, the use of swaps also involves risks similar to those associated with ordinary portfolio security transactions. If the portfolio manager is incorrect in his or her forecast of market values or interest rates, the investment performance of a Series which has entered into a swap transaction could be less favorable than it would have been if this investment technique were not used. It is important to note, however, that there is no upper limit on the amount the Series might theoretically be required to pay in a swap transaction.

         In order to ensure that a Series will only engage in swap transactions to the extent consistent with its investment objectives and strategies, the Series will only engage in a swap transaction if all of the reference rates used in the swap are related to or derived from securities, instruments or markets that are otherwise eligible investments for the Series. Similarly, the extent to which the Series may invest in a swap, as measured by the notional amount, will be subject to the same limitations as the eligible investments to which the purchased reference rate relates.

         A Series will, consistent with industry practice, segregate and mark-to-market daily cash or other liquid assets having an aggregate market value at least equal to the net amount of the excess, if any, of the Series' payment obligations over its entitled payments with respect to each swap contract. To the extent that the Series is obligated by a swap to pay a fixed or variable interest rate, the Series may segregate securities that are expected to generate income sufficient to meet the Series' net payment obligations. For example, if a Series holds interest rate swaps and is required to make payments based on variable interest rates, it will have to make increased payments if interest rates rise, which will not be necessarily be offset by the fixed-rate payments it is entitled to receive under the swap agreement.

         There is not a well-developed secondary market for interest rate or index swaps. Most interest rate swaps are nonetheless relatively liquid because they can be sold back to the counterparty/dealer relatively quickly at a determinable price. Most index swaps, on the other hand, are considered to be illiquid because the counterparty/dealer typically will not unwind an index swap prior to its termination (and, not surprisingly, index swaps tend to have much shorter terms). A Series will therefore treat all swaps as subject to its limitation on illiquid investments. For purposes of calculating these percentage limitations, a Series will refer to the notional amount of the swap.

         Swaps will be priced using fair value pricing. The income provided by a swap should be qualifying income for purposes of Subchapter M of the Code. Swaps should not otherwise result in any significant diversification or valuation issues under Subchapter M of the Code.

CREDIT DEFAULT SWAPS

         The Delaware VIP Balanced Series, Delaware VIP Diversified Income Series, Delaware VIP Global Bond Series and the Delaware VIP High Yield Series may enter into credit default swap ("CDS") contracts to the extent consistent with its investment objectives and strategies. A CDS contract is a risk-transfer instrument (in the form of a derivative security) through which one party (the "purchaser of protection") transfers to another party (the "seller of protection") the financial risk of a Credit Event (as defined below), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic premium. In the most general sense, the benefit for the purchaser of protection is that if a Credit Event should occur, it has an agreement that the seller of protection will make him whole in return for the transfer to the seller of protection of the reference security or securities. The benefit for the seller of protection is the premium income it receives. A Series might use CDS contracts to limit or to reduce the risk exposure of the Series to defaults of the issuer or issuers of the Series' portfolio holdings (i.e., to reduce risk when the Series owns or has exposure to such securities). A Series also might use CDS contracts to create or vary exposure to securities or markets.

         CDS transactions may involve general market, illiquidity, counterparty and credit risks. CDS prices may also be subject to rapid movements in response to news and events affecting the underlying securities. The aggregate notional amount (typically, the principal amount of the reference security or securities) of the Series' investments in the CDS contracts will be limited to 10% of the Series' total net assets (except the limit shall be 15% for Delaware VIP High Yield Series and the liquidity provisions will not apply to 144A securities for the Delaware VIP Balanced Series and Delaware VIP Diversified Income Series). As the purchaser or seller of protection, a Series may be required to segregate cash or other liquid assets to cover its obligations under certain CDS contracts.

         As the seller of protection in a CDS contract, a Series would be required to pay the par (or other agreed-upon) value of a reference security (or basket of securities) to the counterparty in the event of a default, bankruptcy, failure to pay, obligation acceleration, modified restructuring or agreed upon event (each of these events is a "Credit Event"). If a Credit Event occurs, a Series generally would receive the security or securities to which the Credit Event relates in return for the payment to the purchaser of the par value. Provided that no Credit Event occurs, a Series would receive from the counterparty a periodic stream of payments over the term of the contract in return for this credit protection. In addition, if no Credit Event occurs during the term of the CDS contact, a Series would have no delivery requirement or payment obligation to the purchaser of protection. As the seller of protection, a Series would have credit exposure to the reference security (or basket of securities). A Series will not sell protection in a CDS contract if it cannot otherwise hold the security (or basket of securities).

         As the purchaser of protection in a CDS contract, a Series would pay a premium to the seller of protection. In return, a Series would be protected by the seller of protection from a Credit Event on the reference security (or basket of securities). A risk in this type of transaction is that the seller of protection may fail to satisfy its payment obligations to a Series if a Credit Event should occur. This risk is known as counterparty risk and is described in further detail below.

         If the purchaser of protection does not own the reference security (or basket of securities), the purchaser of protection may be required to purchase the reference security (or basket of securities) in the case of a Credit Event on the reference security (or basket of securities). If the purchaser of protection cannot obtain the security (or basket of securities), it may be obligated to deliver a security (or basket of securities) that is deemed to be equivalent to the reference security (or basket of securities) or the negotiated monetary value of the obligation.

         Each CDS contract is individually negotiated. The term of a CDS contract, assuming no Credit Event occurs, is typically between two and five years. CDS contracts may be unwound through negotiation with the counterparty. Additionally, a CDS contract may be assigned to a third party. In either case, the unwinding or assignment involves the payment or receipt of a separate payment by a Series to terminate the CDS contract.

Counterparty risk. A significant risk in CDS transactions is the creditworthiness of the counterparty because the integrity of the transaction depends on the willingness and ability of the counterparty to meet its contractual obligations. If there is a default by a counterparty who is a purchaser of protection, a Series' potential loss is the agreed upon periodic stream of payments from the purchaser of protection. If there is a default by a counterparty that is a seller of protection, a Series' potential loss is the failure to receive the par value or other agreed upon value from the seller of protection if a Credit Event should occur. CDS contracts do not involve the delivery of collateral to support each party's obligations; therefore, a Series will only have contractual remedies against the counterparty pursuant to the CDS agreement. As with any contractual remedy, there is no guarantee that a Series would be successful in pursuing such remedies. For example, the counterparty may be judgment proof due to insolvency. A Series thus assumes the risk that it will be delayed or prevented from obtaining payments owed to it.

WHEN-ISSUED, "WHEN, AS AND IF ISSUED" AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS
         Consistent with their respective objectives, the Series may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. The Series may also purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. When such transactions are negotiated, the price is fixed at the time of commitment, but delivery and payment can take place a month or more after the date of the commitment. A Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

         Although the Series will only purchase securities on a when-issued, "when, as and if issued," delayed delivery or forward commitment basis with the intention of acquiring the securities, the Series may sell the securities before the settlement date if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time a Series makes the commitment to purchase or sell securities on a when-issued, "when, as and if issued," delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price.

LIQUIDITY AND RULE 144A SECURITIES
         In order to assure that each Series has sufficient liquidity, no Series may invest more than 10% of its net assets in illiquid assets (except Delaware VIP High Yield, Delaware VIP REIT, Delaware VIP Select Growth and Delaware VIP U.S. Growth Series, which may invest up to 15% of their net assets in illiquid securities). For Delaware VIP Balanced, Delaware VIP Capital Reserves, Delaware VIP Cash Reserve, Delaware VIP Value and Delaware VIP Growth Opportunities Series, this policy shall extend to all restricted securities, including securities eligible for resale without registration pursuant to Rule 144A of the 1933 Act ("Rule 144A Securities") (described below), and repurchase agreements maturing in more than seven days. With respect to Delaware VIP Diversified Income, Delaware VIP Emerging Markets, Delaware VIP Global Bond, Delaware VIP High Yield, Delaware VIP International Value Equity, Delaware VIP REIT, Delaware VIP Select Growth, Delaware VIP Small Cap Value, Delaware VIP Trend and Delaware VIP U.S. Growth Series, and subject to the following paragraphs, this policy shall not limit the acquisition of Rule 144A Securities. Rule 144A permits many privately placed and legally restricted securities to be freely traded among certain institutional buyers such as the Series. Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity of a Series to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities.

         While maintaining oversight, the Board of Trustees has delegated to the Series' investment managers the day-to-day functions of determining whether or not individual Rule 144A Securities are liquid for purposes of the 10% limitation on investments in illiquid assets (15% in the case of Delaware VIP High Yield, Delaware VIP REIT, Delaware VIP Select Growth and Delaware VIP U.S. Growth Series). The Board has instructed the investment managers to consider the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, the mechanics of transfer, and whether the security is listed on an electronic network for trading the security).

         If the respective investment manager determines that a Rule 144A Security which was previously determined to be liquid is no longer liquid and, as a result, the applicable Series' holdings of illiquid securities exceed the Series' 10% limit on investment in such securities (15% in the case of Delaware VIP High Yield, Delaware VIP REIT, Delaware VIP Select Growth and Delaware VIP U.S. Growth Series), the respective investment manager will determine what action shall be taken to ensure that the Series continues to adhere to such limitation.

REPURCHASE AGREEMENTS
         Each Series may, from time to time, enter into repurchase agreement transactions which are at least 102% collateralized by U.S. government securities, except that the Delaware VIP Emerging Markets, Delaware VIP Global Bond and Delaware VIP International Value Equity Series may accept as collateral any securities in which such Series may invest. Repurchase agreements are instruments under which securities are purchased from a bank or securities dealer with an agreement by the seller to repurchase the securities. Under a repurchase agreement, the purchaser acquires ownership of the security but the seller agrees, at the time of sale, to repurchase it at a mutually agreed-upon time and price. The Series will take custody of the collateral under repurchase agreements. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred. The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated to the coupon rate or maturity of the purchase security. Such transactions afford an opportunity for the Series to invest temporarily available cash. The Series' risk is limited to the seller's ability to buy the security back at the agreed-upon sum at the agreed-upon time, since the repurchase agreement is secured by the underlying obligation. Should such an issuer default, the investment managers believe that, barring extraordinary circumstances, a Series will be entitled to sell the underlying securities or otherwise receive adequate protection for its interest in such securities, although there could be a delay in recovery. Each Series considers the creditworthiness of the bank or dealer from whom it purchases repurchase agreements. The Series will monitor such transactions to assure that the value of the underlying securities subject to repurchase agreements is at least equal to the repurchase price. The underlying securities will be limited to those described above.

         The funds in the Delaware Investments family have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the 1940 Act ("Order") to allow the funds in the Delaware Investments family to jointly invest cash balances. Each Series of the Trust (other than Delaware VIP Emerging Markets, Delaware VIP Global Bond and Delaware VIP International Value Equity Series) may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described above.

PORTFOLIO LOAN TRANSACTIONS
         Each Series, except for Delaware VIP Cash Reserve Series, may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

         It is the understanding of the Series' respective investment managers that the staff of the SEC permits portfolio lending by registered investment companies if certain conditions are met. These conditions are as follows: (1) each transaction must have 100% collateral in the form of cash, short-term U.S. government securities, or irrevocable letters of credit payable by banks acceptable to the Trust from the borrower; (2) this collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Series; (3) the Series must be able to terminate the loan after notice, at any time; (4) the Series must receive reasonable interest on any loan, and any dividends, interest or other distributions on the lent securities, and any increase in the market value of such securities; (5) the Series may pay reasonable custodian fees in connection with the loan; (6) the voting rights on the lent securities may pass to the borrower; however, if the Trustees of the Trust know that a material event will occur affecting an investment loan, they must either terminate the loan in order to vote the proxy or enter into an alternative arrangement with the borrower to enable the Trustees to vote the proxy.

         The major risk to which a Series would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, a Series will only enter into loan arrangements after a review of all pertinent facts by the Series' respective investment managers, under the supervision of the Board of Trustees, including the creditworthiness of the borrowing broker, dealer or institution, and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Series' respective investment managers.

FOREIGN SECURITIES
         To the extent that each Series is authorized and intends to invest in foreign securities, investors should recognize that investing in securities of foreign issuers involves certain considerations, including those described in the Prospectuses, which are not typically associated with investing in United States issuers. Since the stocks of foreign companies are frequently denominated in foreign currencies, and since the Series may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Series will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of certain of the Series permit them to enter into forward foreign currency exchange contracts and various related currency transactions in order to hedge the Series' holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

         Dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends paid to the Series by U.S. corporations. Special rules govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules generally include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury Regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option and similar financial instruments other than any "regulated futures contract" or "non-equity option" marked to market. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and non-equity options generally are not subject to the special currency rules if they are, or would be, treated as sold for their fair market value at year-end under the marking to market rules applicable to other futures contracts, unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. Certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Code, and the Treasury Regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. The income tax effects of integrating and treating a transaction as a single transaction are generally to create a synthetic debt instrument that is subject to the original discount provisions. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts a Series may make or enter into will be subject to the special currency rules described above.

         Supranational Entities. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others, the World Bank, the European Economic Community, the European Bank for Reconstruction and Development, the European Investment Bank, the Inter-American Development Bank, the Export-Import Banks, the Nordic Investment Bank and the Asian Development Bank.

         Emerging Markets. Compared to the United States and other developed countries, emerging countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Further, investments by foreign investors (such as the Series) are subject to a variety of restrictions in many emerging countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional restrictions may be imposed at any time by these or other countries in which a Series invests. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including, in some cases, the need for certain governmental consents. Although these restrictions may in the future make it undesirable to invest in emerging countries, Mondrian Investment Partners Limited, the investment manager to some of the Series, does not believe that any current repatriation restrictions would affect its decision to invest in such countries. Countries such as those in which the Series may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties, and extreme poverty and unemployment. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, its government's policy towards the International Monetary Fund, the World Bank and other international agencies and the political constraints to which a government debtor may be subject.

         With respect to investment in debt issues of foreign governments, including Brady Bonds, the ability of a foreign government or government-related issuer to make timely and ultimate payments on its external debt obligations will also be strongly influenced by the issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country has inadequate exports or receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.

         The issuers of the emerging market country government and government-related high yield securities in which a Series may invest have in the past experienced substantial difficulties in servicing their external debt obligations, which have led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign government and government-related high yield securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign government and government-related high yield securities in which a Series may invest will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

         Depositary Receipts. Each Series (other than Delaware VIP Cash Reserve Series) may make foreign investments through the purchase and sale of sponsored or unsponsored American, European, Global and similar types of Depositary Receipts ("Depositary Receipts"). Depositary Receipts are receipts often issued by a U.S. or foreign bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. "Sponsored" Depositary Receipts are issued jointly by the issuer of the underlying security and a depository, whereas "unsponsored" Depositary Receipts are issued without participation of the issuer of the deposited security. Holders of unsponsored Depositary Receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored Depositary Receipt.

FOREIGN CURRENCY TRANSACTIONS
         In connection with a Series' investment in foreign securities, a Series may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations.

         Forward foreign currency contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A Series will account for forward contracts by marking to market each day at daily exchange rates.

         When a Series enters into a forward contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of that Series' assets denominated in such foreign currency, the Series' custodian bank or subcustodian will place cash or liquid high grade debt securities in a separate account of the Series in an amount not less than the value of such Series' total assets committed to the consummation of such forward contracts. If the additional cash or securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Series' commitments with respect to such contracts.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
         FUTURES CONTRACTS--Each of Delaware VIP Balanced, Delaware VIP Capital Reserves, Delaware VIP Diversified Income, Delaware VIP Emerging Markets, Delaware VIP Global Bond, Delaware VIP Growth Opportunities, Delaware VIP International Value Equity, Delaware VIP REIT, Delaware VIP Select Growth, Delaware VIP Small Cap Value, Delaware VIP Trend and Delaware VIP U.S. Growth Series may enter into futures contracts relating to securities, securities indices (stocks and stock indices, in the case of Delaware VIP Balanced and Delaware VIP Growth Opportunities Series) or interest rates (except in the case of Delaware VIP Growth Opportunities Series). In addition, Delaware VIP Diversified Income, Delaware VIP Emerging Markets, Delaware VIP Global Bond, Delaware VIP Growth Opportunities, Delaware VIP International Value Equity and Delaware VIP Trend Series may enter into foreign currency futures contracts. (Unless otherwise specified, interest rate futures contracts, securities and securities index futures contracts and foreign currency futures contracts are collectively referred to as "futures contracts.") Such investment strategies will be used as a hedge and not for speculation.

         Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Series' current or intended investments from broad fluctuations in stock or bond prices. For example, a Series may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Series' securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Series is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Series intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

         Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Series' current or intended investments in fixed-income securities. For example, if a Series owned long-term bonds and interest rates were expected to increase, that Series might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Series' portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Series to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of that Series' interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Series from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Series could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and that Series' cash reserve could then be used to buy long-term bonds on the cash market.

         Delaware VIP Diversified Income, Delaware VIP Emerging Markets, Delaware VIP Global Bond and Delaware VIP International Value Equity Series may each purchase and sell foreign currency futures contracts for hedging purposes to attempt to protect current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. Each of Delaware VIP Diversified Income, Delaware VIP Emerging Markets, Delaware VIP Global Bond and Delaware VIP International Value Equity Series may sell futures contracts on a foreign currency, for example, when a Series holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Series' loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

         Conversely, each of Delaware VIP Diversified Income, Delaware VIP Emerging Markets, Delaware VIP Global Bond and Delaware VIP International Value Equity Series could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Series purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Series will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

         The Series may also engage in currency "cross hedging" when, in the opinion of the Series' investment manager, the historical relationship among foreign currencies suggests that a Series may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. dollar or the currency in which the foreign security is denominated. Such "cross hedging" is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the dollar.

         OPTIONS ON FUTURES CONTRACTS--Each of Delaware VIP Balanced, Delaware VIP Capital Reserves, Delaware VIP Diversified Income, Delaware VIP Emerging Markets, Delaware VIP Global Bond, Delaware VIP Growth Opportunities, Delaware VIP International Value Equity, Delaware VIP REIT, Delaware VIP Small Cap Value, Delaware VIP Select Growth, Delaware VIP Trend, and Delaware VIP U.S. Growth Series may purchase and write options on the types of futures contracts in which each Series may invest.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in the Series' portfolio. If the futures price at expiration of the option is below the exercise price, a Series will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Series' portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, a Series will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Series intends to purchase. If a put or call option a Series has written is exercised, the Series will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Series' losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The Series may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected marketwide decline or changes in interest or exchange rates, a Series could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or in part, by a profit on the option. If the market decline does not occur, the Series will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Series will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Series could purchase call options on futures contracts, rather than purchasing the underlying futures contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Series will suffer a loss equal to the price of the call, but the securities which the Series intends to purchase may be less expensive.

OPTIONS ON FOREIGN CURRENCIES
         Delaware VIP Diversified Income, Delaware VIP Emerging Markets, Delaware VIP Global Bond, Delaware VIP International Value Equity, Delaware VIP REIT and Delaware VIP U.S. Growth Series may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Series may purchase put options on the foreign currency. If the value of the currency does decline, the Series will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

         Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Series may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movement in exchange rates. As in the case of other types of options, however, the benefit to the Series deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Series could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

         The Series may write options on foreign currencies for the same types of hedging purposes. For example, where the Series anticipate a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, they could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in the value of portfolio securities will be offset by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against the anticipated increase in the dollar cost of securities to be acquired, the Series could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Series to hedge such increased costs up to the value of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Series would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Series also may be required to forego all or a portion of the benefit which might otherwise have been obtained from favorable movements in exchange rates.

         Each Series intends to write covered call options on foreign currencies. A call option written on a foreign currency by a Series is "covered" if the Series owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Series' custodian bank) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Series has a call on the same foreign currency and in the same principle amount as the call written where the exercise price of the call held is (a) equal to less than the exercise price of the call written, or (b) greater than the exercise price of the call written if the difference is maintained by the Series in cash, U.S. government securities or other high-grade liquid debt securities in a segregated account with its custodian bank.

         With respect to writing put options, at the time the put is written, a Series will establish a segregated account with its custodian bank consisting of cash, U.S. government securities or other high-grade liquid debt securities in an amount equal in value to the amount the Series will be required to pay upon exercise of the put. The account will be maintained until the put is exercised, has expired, or the Series has purchased a closing put of the same series as the one previously written.

OPTIONS
         Each Series, except for Delaware VIP Cash Reserve Series, may write call options and purchase put options on a covered basis only. Delaware VIP Emerging Markets, Delaware VIP Global Bond, Delaware VIP International Value Equity, Delaware VIP REIT, Delaware VIP Select Growth and Delaware VIP U.S. Growth Series also may purchase call options. These Series also may enter into closing transactions with respect to such options transactions. No Series will engage in option transactions for speculative purposes.

         To the extent authorized to engage in option transactions, the Series may invest in options that are Exchange listed. Delaware VIP Balanced, Delaware VIP Emerging Markets, Delaware VIP Global Bond, Delaware VIP International Value Equity, Delaware VIP REIT, Delaware VIP Select Growth and Delaware VIP U.S. Growth Series also may invest in options that are traded over-the-counter. The other Series reserve the right to invest in over-the-counter options upon written notice to their shareholders. Certain over-the-counter options may be illiquid. The Series will enter into an option position only if there appears to be a liquid market for such options. However, there can be no assurance that a liquid secondary market will be maintained. Thus, it may not be possible to close option positions, which may have an adverse impact on a Series' ability to effectively hedge its securities. Delaware VIP Balanced, Delaware VIP Emerging Markets, Delaware VIP Global Bond, Delaware VIP International Value Equity, Delaware VIP REIT, Delaware VIP Select Growth and Delaware VIP U.S. Growth Series will only enter into such options to the extent consistent with their respective limitations on investments in illiquid securities.

         A. COVERED CALL WRITING--A Series may write covered call options from time to time on such portion of its portfolio, without limit, as the respective investment manager determines is appropriate in seeking to obtain the Series' investment objective. A call option gives the purchaser of such option the right to buy, and the writer, in this case the Series, has the obligation to sell the underlying security at the exercise price during the option period. The advantage to a Series of writing covered calls is that the Series receives a premium which is additional income. However, if the security rises in value, the Series may not fully participate in the market appreciation.

         During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

         With respect to such options, the Series may enter into closing purchase transactions. A closing purchase transaction is one in which the Series, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written.

         Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable the Series to write another call option on the underlying security with either a different exercise price or expiration date or both. The Series may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

         If a call option expires unexercised, the Series will realize a short-term capital gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Series will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security plus the amount of the premium on the option less the commission paid.

         The market value of a call option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security, and the time remaining until the expiration date.

         A Series will write call options only on a covered basis, which means that the Series will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, the Series would be required to continue to hold a security which it might otherwise wish to sell or deliver a security it would want to hold. Options written by the Series will normally have expiration dates between one and nine months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

         B. PURCHASING PUT OPTIONS--A Series may invest up to 2% of its total assets in the purchase of put options. The Series will, at all times during which it holds a put option, own the security covered by such option.

         A put option purchased by the Series gives it the right to sell one of its securities for an agreed price up to an agreed date. The Series intend to purchase put options in order to protect against a decline in market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options allows a Series to protect unrealized gain in an appreciated security in its portfolio without actually selling the security. If the security does not drop in value, the Series will lose the value of the premium paid. A Series may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sales will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

         The Series may sell a put option purchased on individual portfolio securities. Additionally, the Series may enter into closing sale transactions. A closing sale transaction is one in which a Series, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

         C. PURCHASING CALL OPTIONS-- Delaware VIP Balanced, Delaware VIP Capital Reserves, Delaware VIP Emerging Markets, Delaware VIP Global Bond, Delaware VIP International Value Equity, Delaware VIP REIT, Delaware VIP Select Growth and Delaware VIP U.S. Growth Series may purchase call options to the extent that premiums paid by the Series do not aggregate more than 2% of the Series' total assets. When a Series purchases a call option, in return for a premium paid by the Series to the writer of the option, the Series obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that the Series may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with portfolio transactions.

         A Series may, following the purchase of a call option, liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. A Series will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; a Series will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

         Although a Series will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an Exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an Exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that a Series would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by a Series may expire without any value to the Series.

         D. OPTIONS ON STOCK INDICES -- Delaware VIP Balanced, Delaware VIP Emerging Markets, Delaware VIP Global Bond, Delaware VIP Growth Opportunities, Delaware VIP International Value Equity, Delaware VIP REIT, Delaware VIP Select Growth, Delaware VIP Small Cap Value, Delaware VIP Trend, and Delaware VIP U.S. Growth Series also may write call options and purchase put options on certain stock indices and enter into closing transactions in connection therewith. Delaware VIP Balanced Series may also sell a put option purchased on stock indices. Delaware VIP Emerging Markets, Delaware VIP Global Bond, Delaware VIP International Value Equity, Delaware VIP REIT, Delaware VIP Select Growth and Delaware VIP U.S. Growth Series also may purchase call options on stock indices and enter into closing transactions in connection therewith. A stock index assigns relative values to the common stocks included in the index with the index fluctuating with changes in the market values of the underlying common stock.

         Options on stock indices are similar to options on stocks but have different delivery requirements. Stock options provide the right to take or make delivery of the underlying stock at a specified price. A stock index option gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Gain or loss to the Series on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities.

         As with stock options, Delaware VIP Emerging Markets, Delaware VIP Global Bond, Delaware VIP Growth Opportunities, Delaware VIP International Value Equity, Delaware VIP REIT, Delaware VIP Select Growth, Delaware VIP Small Cap Value, Delaware VIP Trend, and Delaware VIP U.S. Growth Series may offset positions in stock index options prior to expiration by entering into a closing transaction on an Exchange or may let the option expire unexercised.

         A stock index fluctuates with changes in the market values of the stock so included. Some stock index options are based on a broad market index such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the following Exchanges among others: Chicago Board Options Exchange, New York Stock Exchange and American Stock Exchange.

         A Series' ability to hedge effectively all or a portion of its securities through transactions in options on stock indices depends on the degree to which price movements in the underlying index correlate with price movements in the Series' portfolio securities. Since a Series' portfolio will not duplicate the components of an index, the correlation will not be exact. Consequently, a Series bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities underlying the hedging instrument and the hedged securities which would result in a loss on both such securities and the hedging instrument.

         Positions in stock index options may be closed out only on an Exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular stock index option. Thus, it may not be possible to close such an option. The inability to close options positions could have an adverse impact on a Series' ability to effectively hedge its securities. A Series will enter into an option position only if there appears to be a liquid secondary market for such options.

         A Series will not engage in transactions in options on stock indices for speculative purposes but only to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets.

         E. WRITING COVERED PUTS-- Delaware VIP Balanced, Delaware VIP Capital Reserves, Delaware VIP REIT, Select Growth and Delaware VIP U.S. Growth Series may purchase or sell (write) put options on securities as a means of achieving additional return or of hedging the value of the Series' portfolio. A put option is a contract that gives the holder of the option the right to sell to the writer (seller), in return for a premium, the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise, at the exercise price during the option period. The Series will write only "covered" options. In the case of a put option written (sold) by the Series, the Series will maintain in a segregated account cash or U.S. government securities in an amount not less than the exercise price of the option at all times during the option period.

         F. CLOSING TRANSACTIONS-- If a Series has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. There can be no assurance that either a closing purchase or sale transaction can be effected when a Series so desires. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Series will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option.

         A Series will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; a Series will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Series. If a Series purchases a put option, the loss to the Series is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit a Series realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold.

INVESTMENT COMPANY SECURITIES
         Any investments that a Series makes in either closed-end or open-end investment companies would be limited by the 1940 Act, and would involve an indirect payment of a portion of the expenses, including advisory fees, of such other investment companies. Under the 1940 Act's current limitations, a Series may not (1) own more than 3% of the voting stock of another investment company;
(2) invest more than 5% of its total assets in the shares of any one investment company; nor (3) invest more than 10% of its total assets in shares of other investment companies. If a Series elects to limit its investment in other investment companies to closed-end investment companies, the 3% limitation described above is increased to 10%. These percentage limitations also apply to investments in unregistered investment companies.

SECURITIES OF COMPANIES IN THE FINANCIAL SERVICES INDUSTRY
         Certain provisions of the federal securities laws permit investment portfolios to invest in companies engaged in securities-related activities only if certain conditions are met. Purchases of securities of a company that derived 15% or less of gross revenues during its most recent fiscal year from securities-related activities (i.e., broker, dealer, underwriting, or investment advisory activities) are subject only to the same percentage limitations as would apply to any other securities the Series may purchase.

         In applying the gross revenue test, an issuer's gross revenues from its own securities-related activities should be combined with its ratable share of the securities-related activities of enterprises of which it owns a 20% or greater voting or equity interest. All of the above percentage limitations, including the issuer's gross revenue test, are applicable at the time of purchase. With respect to warrants, rights, and convertible securities, a determination of compliance with the above limitations must be made as though such warrant, right, or conversion privilege had been exercised.

         The following transactions would not be deemed to be an acquisition of securities of a securities-related business: (i) receipt of stock dividends on securities acquired in compliance with the conditions described above; (ii) receipt of securities arising from a stock-for-stock split on securities acquired in compliance with the conditions described above; (iii) exercise of options, warrants, or rights acquired in compliance with the federal securities laws; (iv) conversion of convertible securities acquired in compliance with the conditions described above; (v) the acquisition of demand features or guarantees
(puts) under certain circumstances.

LOWER-RATED DEBT SECURITIES
         Delaware VIP Diversified Income, Delaware VIP Emerging Markets, Delaware VIP High Yield and Delaware VIP U.S. Growth Series may purchase high yield, high risk securities, commonly known as "junk bonds." These securities are rated lower than BBB by S&P or Baa by Moody's and are often considered to be speculative and involve significantly higher risk of default on the payment of principal and interest or are more likely to experience significant price fluctuation due to changes in the issuer's creditworthiness. Market prices of these securities may fluctuate more than higher-rated debt securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. Although the market for high yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the market in recent years has experienced a dramatic increase in the large-scale use of such securities to fund highly leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of the high yield bond market, especially during periods of economic recession. See Appendix A - Description of Ratings.

         The market for lower-rated securities may be less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. If market quotations are not available, these securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by the Series to value its portfolio securities and the Series' ability to dispose of these lower-rated debt securities.

         Since the risk of default is higher for lower-quality securities, the investment manager's, and/or sub-advisor's, research and credit analysis is an integral part of managing any securities of this type held by the Series. In considering investments for the Series, the investment manager, and/or sub-advisor, will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. The investment manager's, and/or sub-advisor's, analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer. There can be no assurance that such analysis will prove accurate.

         A Series may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as security holder to seek to protect the interests of security holders if it determines this to be in the best interest of shareholders.

MORTGAGE DOLLAR ROLLS
         Delaware VIP U.S. Growth Series may enter into mortgage "dollar rolls" in which the Series sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Dollar roll transactions consist of the sale by the Series of mortgage-backed securities, together with a commitment to purchase similar, but not necessarily identical, securities at a future date. Any difference between the sale price and the purchase price is netted against the interest income foregone on the securities to arrive at an implied borrowing (reverse repurchase) rate. Alternatively, the sale and purchase transactions which constitute the dollar roll can be executed at the same price, with the Series being paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by the Trust to buy a security. If the broker/dealer to whom the Series sells the security becomes insolvent, the Series' right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Series is required to repurchase may be worth less than the security that the Series originally held, and the return earned by the Series with the proceeds of a dollar roll may not exceed transaction costs. The Series will place U.S. government or other liquid, high quality assets in a segregated account in an amount sufficient to cover its repurchase obligation.

COMBINED TRANSACTIONS
         Delaware VIP U.S. Growth Series may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single transaction, as part of a single or combined strategy when, in the opinion of the investment manager, it is in the best interests of the Series to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the investment manager's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

SWAPS, CAPS, FLOORS AND COLLARS
         Delaware VIP U.S. Growth Series may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Series expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Series anticipates purchasing at a later date. The Series intends to use these transactions as hedges and not speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Series may be obligated to pay. Interest rate swaps involve the exchange by the Series with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a nominal amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

         Delaware VIP U.S. Growth Series will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Series receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the investment manager and the Series believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Series will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or is determined to be of equivalent credit quality by the investment manager. If there is a default by the counterparty, the Series may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agent utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

EURODOLLAR INSTRUMENTS
         Delaware VIP U.S. Growth Series may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Series might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

REVERSE REPURCHASE AGREEMENTS
         Delaware VIP U.S. Growth Series is authorized to enter into reverse repurchase agreements. A reverse repurchase agreement is the sale of a security by the Series and its agreement to repurchase the security at a specified time and price. The Series will maintain in a segregated account with the Custodian cash, cash equivalents or U.S. government securities in an amount sufficient to cover its obligations under reverse repurchase agreements with broker/dealers (but no collateral is required on reverse repurchase agreements with banks). Under the 1940 Act, reverse repurchase agreements may be considered borrowings by the Series; accordingly, the Series will limit its investments in reverse repurchase agreements, together with any other borrowings, to no more than one-third of its total assets. The use of reverse repurchase agreements by the Series creates leverage which increases the Series' investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the costs of the agreements, the Series' earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case.

"ROLL" TRANSACTIONS
         Delaware VIP U.S. Growth Series may engage in "roll" transactions. A "roll" transaction is the sale of securities together with a commitment (for which the Series may receive a fee) to purchase similar, but not identical, securities at a future date. Under the 1940 Act, these transactions may be considered borrowings by the Series; accordingly, the Series will limit its use of these transactions, together with any other borrowings, to no more than one-fourth of its total assets. The Series will segregate liquid assets such as cash, U.S. government securities or other high grade debt obligations in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the Series' aggregate commitments under these transactions exceed its holdings of cash and securities that do not fluctuate in value (such as short-term money market instruments), the Series temporarily will be in a leveraged position (i.e., it will have an amount greater than its net assets subject to market risk). Should the market value of the Series' portfolio securities decline while the Series is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. As the Series' aggregate commitments under these transactions increase, the opportunity for leverage similarly increases.

VARIABLE AND FLOATING RATE NOTES
         Variable rate master demand notes, in which Delaware VIP U.S. Growth Series may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. The Series will not invest over 5% of its assets in variable rate master demand notes. Because master demand notes are direct lending arrangements between the Series and the issuer, they are not normally traded. Even though no secondary market in the notes exists, the Series may demand payment of principal and accrued interest at any time. Although the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand.

         A variable rate note is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by the Series will be determined by the Series' investment manager under guidelines established by the Series' Board of Trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Series' investment policies. In making such determinations, the investment manager will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by the Series, the Series may re-sell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for the Series to dispose of the variable or floating rate note involved in the event the issuer of the note defaulted on its payment obligations, and the Series could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.

         Variable and floating rate notes for which no readily available market exists will be purchased in an amount which, together with securities with legal or contractual restrictions on resale or for which no readily available market exists (including repurchase agreements providing for settlement more than seven days after notice), exceed 10% of the Series' total assets only if such notes are subject to a demand feature that will permit the Series to demand payment of the principal within seven days after demand by the Series. If not rated, such instruments must be found by the Series' investment manager under guidelines established by the Trust's Board of Trustees, to be of comparable quality to instruments that are rated high quality. A rating may be relied upon only if it is provided by a nationally recognized statistical rating organization that is not affiliated with the issuer or guarantor of the instruments. See Appendix A for a description of the rating symbols of S&P and Moody's. The Series may also invest in Canadian Commercial Paper, which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar denominated commercial paper of a foreign issuer.

CONCENTRATION
         In applying a Series' fundamental policy concerning concentration, it is a matter of non-fundamental policy that: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iii) asset backed securities will be classified according to the underlying assets securing such securities.

ACCOUNTING AND TAX ISSUES

         When a Series writes a call, or purchases a put option, an amount equal to the premium received or paid by it is included in the Series' assets and liabilities as an asset and as an equivalent liability.

         In writing a call, the amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal Exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which a Series has written expires on its stipulated expiration date, a Series recognizes a short-term capital gain. If a Series enters into a closing purchase transaction with respect to an option which a Series has written, a Series realizes a short-term capital gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which a Series has written is exercised, a Series realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

         The premium paid by a Series for the purchase of a put option is recorded in the Series' assets and liabilities as an investment and subsequently adjusted daily to the current market value of the option. For example, if the current market value of the option exceeds the premium paid, the excess would be unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation. The current market value of a purchased option is the last sale price on the principal Exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which a Series has purchased expires on the stipulated expiration date, a Series realizes a short-term or long-term capital loss for federal income tax purposes in the amount of the cost of the option. If a Series exercises a put option, it realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid.

         OPTIONS ON CERTAIN STOCK INDICES--Accounting for options on certain stock indices will be in accordance with generally accepted accounting principles. The amount of any realized gain or loss on closing out such a position will result in a realized gain or loss for tax purposes. Such options held by the Delaware VIP Emerging Markets, Delaware VIP Global Bond, Delaware VIP Growth Opportunities, Delaware VIP International Value Equity, Delaware VIP REIT, Delaware VIP Select Growth, Delaware VIP Small Cap Value, Delaware VIP Trend, and Delaware VIP U.S. Growth Series at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes. Sixty percent of any net gain or loss recognized on such deemed sales or on any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

         TAX REQUIREMENTS--Each Series has qualified, or intends to qualify, as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Series generally pays no federal income tax on the income and gains it distributes. The Trustees reserve the right not to maintain the qualification of a Series as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the Series will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as ordinary income dividends to the extent of the Fund's earnings and profits.

         In order to qualify as a regulated investment company for federal income tax purposes, a Series must meet certain specific requirements, including:

         (i) The Series must maintain a diversified portfolio of securities, wherein no security (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the Series' total assets, and, with respect to 50% of the Series' total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of the Series' total assets or 10% of the outstanding voting securities of the issuer;

         (ii) The Series must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies; and

         (iii) The Series must distribute to its shareholders at least 90% of its net investment income and net tax-exempt income for each of its fiscal years.

         In order to comply with the diversification requirements related to variable contracts issued by insurance companies, each Series also intends to diversify its investments so that (i) no more than 55% of a Series' assets is represented by any one investment; (ii) no more than 70% of a Series' assets is represented by any two investments; (iii) no more than 80% of a Series' assets is represented by any three investments; and (iv) no more than 90% of a Series' assets is represented by any four investments.

         The Code requires each Series to distribute at least 98% of its taxable ordinary income earned during the calendar year, 98% of its net capital gain earned during the 12 month period ending October 31, and 100% of any undistributed amounts in the prior year, by December 31 of each year in order to avoid federal excise tax. However, the Federal excise tax will not apply to a Series in a given calendar year, if all of its shareholders at all times during the calendar year are segregated asset accounts of life insurance companies where the shares are held in connection with variable products. If for any year a Series did not meet this exception, then the Series intends to, as a matter of policy, declare and pay sufficient dividends in December or January (which are treated as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

         When a Series holds an option or contract which substantially diminishes the risk of loss with respect to another position of the Series (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, possibly resulting in deferral of losses, adjustments in the holding periods and conversion of short-term capital losses into long-term capital losses.

         Under rules relating to "Constructive Sale Transactions," a Series must recognize gain (but not loss) on any constructive sale of an appreciated financial position in stock, a partnership interest or certain debt instruments. The Series generally will be treated as making a constructive sale when it: 1) enters into a short sale on the same or substantially identical property; 2) enters into an offsetting notional principal contract; or 3) enters into a futures or forward contract to deliver the same or substantially identical property. Other transactions (including certain financial instruments called collars) will be treated as constructive sales as provided in Treasury regulations. There are also certain exceptions that apply for transactions that are closed before the end of the 30th day after the close of the taxable year.

         INVESTMENT IN FOREIGN CURRENCIES AND FOREIGN SECURITIES--A Series is authorized to invest a limited amount in foreign securities. Such investments, if made, will have the following additional tax consequences to a Series:

         Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Series accrues income (including dividends), or accrues expenses which are denominated in a foreign currency, and the time the Series actually collects such income or pays such expenses generally are treated as ordinary income or loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, or forward contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of its disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Series' net investment company taxable income, which, in turn, will affect the amount of income to be distributed by the Series.

         If the Series' Section 988 losses exceed the Series' other net investment company taxable income during a taxable year, the Series generally will not be able to make ordinary dividend distributions for that year, or distributions made before the losses were realized will be recharacterized as return of capital distributions for federal income tax purposes, rather than as an ordinary dividend or capital gain distribution. If a distribution is treated as a return of capital, your tax basis in your Series shares will be reduced by a like amount (to the extent of such basis), and any excess of the distribution over your tax basis in your Series shares will be treated as capital gain to you.

         The Series may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Series' income dividends paid by the Series.

         Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Series. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed will be treated as ordinary income, and any losses will reduce a Series' ordinary income otherwise available for distribution. This treatment could increase or decrease a Series' ordinary income distributions, and may cause some or all of a Series' previously distributed income to be classified as a return of capital. A return of capital generally is not taxable, but reduces the tax basis of your shares in the Series. Any return of capital in excess of your basis, however, is taxable as a capital gain.

         INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANY SECURITIES--The Series may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Series receives an "excess distribution" with respect to PFIC stock, the Series itself may be subject to U.S. federal income tax on a portion of the distribution, whether or not the corresponding income is distributed by the Series. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Series held the PFIC shares. The Series itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Series taxable years, and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. In this case, you would not be permitted to claim a credit on your own tax return for the tax paid by the Series. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain distributions might have been classified as capital gain. This may have the effect of increasing Series distributions that are treated as ordinary dividends rather than long-term capital gain dividends.

         The Series may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Series generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC during such period. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, under another election that involves marking-to-market the Series' PFIC shares at the end of each taxable year (and on certain other dates as prescribed in the Code), unrealized gains would be treated as though they were realized. The Series would also be allowed an ordinary deduction for the excess, if any, of the adjusted basis of its investment in the PFIC stock over its fair market value at the end of the taxable year. This deduction would be limited to the amount of any net mark-to-market gains previously included with respect to that particular PFIC security. If the Series were to make this second PFIC election, tax at the Series level under the PFIC rules generally would be eliminated.

         The application of the PFIC rules may affect, among other things, the amount of tax payable by the Series (if any), the amounts distributable by the Series, the time at which these distributions must be made, and whether these distributions will be classified as ordinary income or capital gain distributions.

         You should be aware that it is not always possible at the time shares of a foreign corporation are acquired to ascertain that the foreign corporation is a PFIC, and that there is always a possibility that a foreign corporation will become a PFIC after the Series acquires shares in that corporation. While the Series generally will seek to avoid investing in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will do so and it reserves the right to make such investments as a matter of its fundamental investment policy.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION
         The Series have adopted a policy generally prohibiting providing portfolio holdings to any person until after thirty calendar days have passed. This information is available publicly to any and all VIP Series investors free of charge by calling 800-523-1918.

         Other entities, including institutional investors and intermediaries that distribute the Fund's shares, are generally treated similarly and are not provided with the Fund's portfolio holdings in advance of when they are generally available to the public. Third-party service providers and affiliated persons of the Fund are provided with the Fund's portfolio holdings only to the extent necessary to perform services under agreements relating to the Funds.

Third-party rating agencies and consultants who have signed agreements ("Non-Disclosure Agreements") with the Fund or the Manager may receive portfolio holdings information more quickly than the thirty-day lag. The Non-Disclosure Agreements require that the receiving entity hold the information in the strictest confidence and prohibit the receiving entity hold from disclosing the information or trading on the information (either in Fund shares or in shares of the Fund's portfolio securities). In addition, the receiving party must agree to provide copies of any research or reports generated using the portfolio holdings information in order to allow for monitoring of use of the information. Neither the Fund, the Manager, nor, any affiliate receive any compensation or consideration with respect to these agreements.

Non-Disclosure Agreements must be approved by a member of the Manager's Legal Department and Compliance Department and any deviation in the use of the portfolio holdings information by the receiving party must be approved in writing by the Fund's Chief Compliance Officer prior to such use.


PERFORMANCE INFORMATION

         Contract owners and prospective investors will be interested in learning from time to time the current yield of Delaware VIP Capital Reserves, Delaware VIP Diversified Income, Delaware VIP Global Bond and Delaware VIP High Yield Series and, in addition, the effective compounded yield of Delaware VIP Cash Reserve Series. Advertisements of performance of the underlying Series, if any, will be accompanied by a statement of performance of the separate account. As explained under Dividends and Realized Securities Profits Distributions, dividends for Delaware VIP Capital Reserves and Delaware VIP Cash Reserve Series are declared daily from net investment income, dividends for Delaware VIP Global Bond Series are declared quarterly and dividends for Delaware VIP Diversified Income and Delaware VIP High Yield Series are declared annually. Yield will fluctuate as income earned fluctuates.

         From time to time, the Trust may state each Series' total return in advertisements and other types of literature. Any statements of total return performance data will be accompanied by information on the Series' average annual total rate of return over the most recent one-year period, five-year period and ten-year period or lifetime period, if applicable. Each Series may also advertise aggregate and average total return information over additional periods of time.

         Each Series' average annual total rate of return is based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated periods. The following formula will be used for the actual computations:

                                        N
                                  P(1+T) = ERV

        Where:         P  =    a hypothetical initial purchase order of $1,000;

                       T  =    average annual total return;

                       n  =    number of years;

                     ERV = redeemable value of the hypothetical $1,000 purchase at the end of the period.

         Aggregate total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes all distributions are reinvested at net asset value.

         The performance, as shown below, is the average annual total return quotations through December 31, 2004. Securities prices fluctuated during the periods covered and past results should not be considered as representative of future performance.

                           AVERAGE ANNUAL TOTAL RETURN
------------------------------------------------ -------------- -------------- -------------- ------------- -------------
                                                                   3 YEARS        5 YEARS       10 YEARS
                                                 1 YEAR ENDED       ENDED          ENDED         ENDED      LIFE OF
                    SERIES*                        12/31/04       12/31/04       12/31/04       12/31/04    FUND
------------------------------------------------ -------------- -------------- -------------- ------------- -------------
Delaware VIP Balanced
------------------------------------------------ -------------- -------------- -------------- ------------- -------------
     Standard Class (Inception 7/28/88)              5.84%          1.85%         -1.12%         6.72%         7.97%
------------------------------------------------ -------------- -------------- -------------- ------------- -------------
     Service Class (Inception 5/01/00)               5.55%          1.61%            N/A           N/A        -0.30%
------------------------------------------------ -------------- -------------- -------------- ------------- -------------
Delaware VIP Capital Reserves
------------------------------------------------ -------------- -------------- -------------- ------------- -------------
     Standard Class (Inception 7/28/88)              3.66%          5.12%          6.40%         6.43%         6.40%
------------------------------------------------ -------------- -------------- -------------- ------------- -------------
     Service Class (Inception 5/01/00)               3.23%          4.75%            N/A           N/A         6.50%
------------------------------------------------ -------------- -------------- -------------- ------------- -------------
Delaware VIP Cash Reserve
------------------------------------------------ -------------- -------------- -------------- ------------- -------------
     Standard Class (Inception 7/28/88)              0.87%          0.91%          2.51%         3.79%         4.39%
------------------------------------------------ -------------- -------------- -------------- ------------- -------------
     Service Class (Inception 5/01/00)               0.60%          0.71%            N/A           N/A         2.10%
------------------------------------------------ -------------- -------------- -------------- ------------- -------------
Delaware Diversified Income Series
------------------------------------------------ -------------- -------------- -------------- ------------- -------------
     Standard Class (Inception 5/16/03)              8.47%            N/A            N/A           N/A         8.42%
------------------------------------------------ -------------- -------------- -------------- ------------- -------------
     Service Class (Inception 5/16/03)               7.85%            N/A            N/A           N/A         8.04%
------------------------------------------------ -------------- -------------- -------------- ------------- -------------
Delaware VIP Emerging Markets
------------------------------------------------ -------------- -------------- -------------- ------------- -------------
     Standard Class (Inception 5/1/97)              33.47%         33.78%         14.00%           N/A         7.26%
------------------------------------------------ -------------- -------------- -------------- ------------- -------------
     Service Class (Inception 5/01/00)              33.26%         33.53%            N/A           N/A        17.16%
------------------------------------------------ -------------- -------------- -------------- ------------- -------------
Delaware VIP Global Bond
------------------------------------------------ -------------- -------------- -------------- ------------- -------------
     Standard Class (Inception 5/2/96)              13.00%         19.38%         11.30%           N/A         8.34%
------------------------------------------------ -------------- -------------- -------------- ------------- -------------
     Service Class (Inception 5/01/00)              12.69%         19.15%            N/A           N/A        13.15%
------------------------------------------------ -------------- -------------- -------------- ------------- -------------
Delaware VIP Growth Opportunities
------------------------------------------------ -------------- -------------- -------------- ------------- -------------
     Standard Class (Inception 7/12/91)             12.47%          6.00%         -1.71%        11.71%        10.11%
------------------------------------------------ -------------- -------------- -------------- ------------- -------------
     Service Class (Inception 5/01/00)              12.13%          5.77%            N/A           N/A        -3.39%
------------------------------------------------ -------------- -------------- -------------- ------------- -------------
Delaware VIP High Yield
------------------------------------------------ -------------- -------------- -------------- ------------- -------------
     Standard Class (Inception 7/28/88)             14.25%         14.42%          3.76%         5.46%         6.95%
------------------------------------------------ -------------- -------------- -------------- ------------- -------------
     Service Class (Inception 5/01/00)              14.02%         14.23%            N/A           N/A         5.40%
------------------------------------------------ -------------- -------------- -------------- ------------- -------------
Delaware VIP International Value Equity
------------------------------------------------ -------------- -------------- -------------- ------------- -------------
     Standard Class (Inception 10/29/92)            21.79%         16.11%          6.52%         9.83%         9.59%
------------------------------------------------ -------------- -------------- -------------- ------------- -------------
     Service Class (Inception 5/01/00)              21.44%         15.85%            N/A           N/A         8.24%
------------------------------------------------ -------------- -------------- -------------- ------------- -------------
Delaware VIP Value
------------------------------------------------ -------------- -------------- -------------- ------------- -------------
     Standard Class (Inception 7/28/88)             14.93%          6.24%          5.11%        11.55%         9.67%
------------------------------------------------ -------------- -------------- -------------- ------------- -------------
     Service Class (Inception 5/01/00)              14.59%          6.02%            N/A           N/A         6.50%
------------------------------------------------ -------------- -------------- -------------- ------------- -------------
Delaware VIP REIT Series
------------------------------------------------ -------------- -------------- -------------- ------------- -------------
     Standard Class (Inception 5/4/98)              31.38%         22.55%         21.33%           N/A        13.52%
------------------------------------------------ -------------- -------------- -------------- ------------- -------------
     Service Class (Inception 5/01/00)              31.09%         22.31%            N/A           N/A        20.48%
------------------------------------------------ -------------- -------------- -------------- ------------- -------------
Delaware VIP Select Growth
------------------------------------------------ -------------- -------------- -------------- ------------- -------------
     Standard Class (Inception 5/3/99)               8.32%          0.64%         -9.64%           N/A        -2.61%
------------------------------------------------ -------------- -------------- -------------- ------------- -------------
     Service Class (Inception 5/01/00)               8.12%          0.44%            N/A           N/A        -9.19%
------------------------------------------------ -------------- -------------- -------------- ------------- -------------
Delaware VIP Small Cap Value
------------------------------------------------ -------------- -------------- -------------- ------------- -------------
     Standard Class (Inception 12/27/93)            21.48%         17.64%         16.57%        14.67%        13.53%
------------------------------------------------ -------------- -------------- -------------- ------------- -------------
     Service Class (Inception 5/01/00)              21.16%         17.40%            N/A           N/A        17.77%
------------------------------------------------ -------------- -------------- -------------- ------------- -------------
Delaware VIP Trend
------------------------------------------------ -------------- -------------- -------------- ------------- -------------
     Standard Class (Inception 12/27/93)            12.60%          6.79%         -0.81%        13.54%        12.39%
------------------------------------------------ -------------- -------------- -------------- ------------- -------------
     Service Class (Inception 5/01/00)              12.32%          6.57%            N/A           N/A        -3.09%
------------------------------------------------ -------------- -------------- -------------- ------------- -------------
Delaware VIP U.S. Growth
------------------------------------------------ -------------- -------------- -------------- ------------- -------------
     Standard Class (Inception 11/15/99)             3.30%         -3.29%         -8.12%           N/A        -6.89%
------------------------------------------------ -------------- -------------- -------------- ------------- -------------
     Service Class (Inception 5/01/00)               3.03%         -3.48%            N/A           N/A        -9.44%
------------------------------------------------ -------------- -------------- -------------- ------------- -------------

* The investment manager elected to waive voluntarily the portion of its annual compensation under its Investment Management Agreement with each Series to limit operating expenses of the Series to the amounts noted under Investment Management Agreements and Sub-Advisory Agreements. In the absence of such voluntary waiver, performance would have been affected negatively.

         Delaware VIP Capital Reserves, Delaware VIP Diversified Income, Delaware VIP Global Bond and Delaware VIP High Yield Series may also quote current yield, calculated as described below, in advertisements and investor communications.

         The yield computation for Delaware VIP Capital Reserves, Delaware VIP Diversified Income, Delaware VIP Global Bond and Delaware VIP High Yield Series is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the resulting figure, according to the following formula:

                                                    a - b       6
                                         YIELD = 2[(-------- + 1) - 1]
                                                      cd

         Where:    a  =    dividends and interest earned during the period;

                   b  =    expenses accrued for the period (net of
                           reimbursements);

                   c  =    the average daily number of shares outstanding during
                           the period that were entitled to receive dividends;

                   d  =    the maximum offering price per share on the last day
                           of the period.

         The above formula will be used in calculating quotations of yield, based on specific 30-day periods identified in advertising by the Series. The yield of Delaware VIP Capital Reserves Series, Delaware VIP Global Bond Series and Delaware VIP High Yield Series as of December 31, 2004 using this formula was as follows:

         ------------------------------------------------ ----------------------
         SERIES                                           YIELD
         ------------------------------------------------ ----------------------
         Delaware VIP Capital Reserves Series             3.12%
         ------------------------------------------------ ----------------------
         Delaware VIP Global Bond Series                  1.90%
         ------------------------------------------------ ----------------------
         Delaware VIP High Yield Series                   6.41%
         ------------------------------------------------ ----------------------

          The yields shown is that of the Standard Class shares of each Series, which does not carry a 12b-1 fee. Performance of the Service Class shares will be lower than the Standard Class to the extent of the 12b-1 fee noted above.

         Yield quotations are based on the offering price determined by each Series' net asset value on the last day of the period and will fluctuate depending on the period covered.

         Delaware VIP Cash Reserve Series may also quote its current yield and effective yield in advertisements and investor communications.

         Yield calculation for Delaware VIP Cash Reserve Series begins with the value of a hypothetical account of one share at the beginning of a seven-day period; this is compared with the value of that same account at the end of the same period (including shares purchased for the account with dividends earned during the period). The net change in the account value is generally the net income earned per share during the period, which consists of accrued interest income plus or minus amortized purchase discount or premium, less all accrued expenses (excluding expenses reimbursed by the investment manager) but does not include realized gains or losses or unrealized appreciation or depreciation.

         The current yield of Delaware VIP Cash Reserve Series represents the net change in this hypothetical account annualized over 365 days. In addition, a shareholder may achieve a compounding effect through reinvestment of dividends which is reflected in the effective yield shown below.

         The following is an example, for purposes of illustration only, of the current and effective yield calculations for Delaware VIP Cash Reserve Series for the seven-day period ended December 31, 2004.

                                                                                              Standard Class       Service Class
Value of a hypothetical account with one share at the beginning of the period                 $1.00000000          $1.00000000

Value of the same account at the end of the period                                             1.00032270          1.00027244

Net change in account value                                                                    0.00032270          0.00027244*

Base period return = net change in account value/beginning account value                       0.00032270          0.00027244

Current yield [base period return x (365/7)]                                                   1.68%**             1.42%**
                                                                                               =====               =====

Effective yield (1 + base period)365/7 - 1                                                     1.70%***            1.43%***
                                                                                               =====               =====

Weighted average life to maturity of the portfolio on December 31, 2004 was 20 days.

  * This represents the net income per share for the seven calendar days ended December 31, 2004.

 ** This represents the average of annualized net investment income per share for the seven calendar days ended December 31, 2004.

*** This represents the current yield for the seven calendar days ended December
    31, 2004 compounded daily.

         The yield quoted at any time represents the amount being earned on a current basis and is a function of the types of instruments in Delaware VIP Cash Reserve Series' portfolio, their quality and length of maturity, and the Series' operating expenses. The length of maturity for the portfolio is the average dollar weighted maturity of the portfolio. This means that the portfolio has an average maturity of a stated number of days for its issues. The calculation is weighted by the relative value of the investment.

         The yield will fluctuate daily as the income earned on the investments of Delaware VIP Cash Reserve Series fluctuates. Accordingly, there is no assurance that the yield quoted on any given occasion will remain in effect for any period of time. It should also be emphasized that the Trust is an open-end investment company and that there is no guarantee that the net asset value or any stated rate of return will remain constant. Investment performance is not insured. Investors comparing results of Delaware VIP Cash Reserve Series with investment results and yields from other sources such as banks or savings and loan associations should understand these distinctions. Historical and comparative yield information may, from time to time, be presented by Delaware VIP Cash Reserve Series. Although Delaware VIP Cash Reserve Series determines the yield on the basis of a seven-calendar-day period, it may, from time to time, use a different time span.

         Other money market funds may calculate their yield on a different basis and the yield quoted by the Series could vary upward or downward if another method of calculation or base period were used.

         Investors should note that income earned and dividends paid by Delaware VIP Capital Reserves, Delaware VIP Diversified Income, Delaware VIP Global Bond and Delaware VIP High Yield Series will also vary depending upon fluctuations in interest rates and performance of each Series' portfolio. The net asset value of each Series may change. Unlike Delaware VIP Cash Reserve Series, Delaware VIP Capital Reserves, Delaware VIP Diversified Income, Delaware VIP Global Bond and Delaware VIP High Yield Series invest in longer-term securities that fluctuate in value and do so in a manner inversely correlated with changing interest rates. The Series' net asset values tend to rise when interest rates fall. Conversely, the Series' net asset values tend to fall as interest rates rise. Normally, fluctuations in interest rates have a greater effect on the prices of longer-term bonds. The value of the securities held in the Series will vary from day to day and investors should consider the volatility of the Series' net asset values as well as their yields before making a decision to invest.

THE POWER OF COMPOUNDING
         As part of your variable contract, any earnings from your investment selection are automatically reinvested to purchase additional shares of a Series. This gives your investment yet another opportunity to grow and is called the Power of Compounding. Each Series may included illustrations showing the Power of Compounding in advertisements and other types of literature.


TRADING PRACTICES AND BROKERAGE

         The respective investment manager for each Series selects banks, brokers or dealers to execute transactions on behalf of the Series for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration is to have banks, brokers or dealers execute transactions at best execution. Best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. Each Series pays reasonably competitive brokerage commission rates based upon the professional knowledge of the investment manager's trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, a Series may pay a minimal share transaction cost when the transaction presents no difficulty. Some trades are made on a net basis where a Series either buys the securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged, but there is a spread (the difference between the buy and sell price) which is in the equivalent of a commission.

         For those Series that paid brokerage commissions, the aggregate dollar amounts of such brokerage commissions paid by the Series during the fiscal years ended December 31, 2004, 2003 and 2002 are shown below:

    --------------------------------------------------- ----------------- ----------------- ------------------
                                                                    2004              2003               2002
    --------------------------------------------------- ----------------- ----------------- ------------------
     Delaware VIP Balanced Series                                $84,892           $86,735           $291,600
    --------------------------------------------------- ----------------- ----------------- ------------------
     Delaware VIP Diversified Income Series(1)                    $2,147              $111                 $0
    --------------------------------------------------- ----------------- ----------------- ------------------
     Delaware VIP Emerging Markets Series                       $120,549           $57,238            $28,360
    --------------------------------------------------- ----------------- ----------------- ------------------
     Delaware VIP Growth Opportunities Series                   $237,960          $268,570           $372,599
    --------------------------------------------------- ----------------- ----------------- ------------------
     Delaware VIP International Value Equity Series              $96,021           $96,009           $149,807
    --------------------------------------------------- ----------------- ----------------- ------------------
     Delaware VIP Value Series                                  $972,607          $573,661           $941,997
    --------------------------------------------------- ----------------- ----------------- ------------------
     Delaware VIP REIT Series                                   $778,653          $550,954           $637,580
    --------------------------------------------------- ----------------- ----------------- ------------------
     Delaware VIP Select Growth Series                           $75,810           $97,888           $176,707
    --------------------------------------------------- ----------------- ----------------- ------------------
     Delaware VIP Small Cap Value Series                        $908,248          $782,416           $659,778
    --------------------------------------------------- ----------------- ----------------- ------------------
     Delaware VIP Trend Series                                $1,053,207        $1,008,820           $821,629
    --------------------------------------------------- ----------------- ----------------- ------------------
     Delaware VIP U.S. Growth Series                            $139,488           $39,430            $37,298
    --------------------------------------------------- ----------------- ----------------- ------------------

(1)  Commenced operations on May 9, 2003.


         Delaware VIP Emerging Markets Series had an increase in commission due to the increase in assets under management for the year 2004.

         Delaware VIP Value Series had a change in management of the Series in March 2004. Because of this change, the Series had an increase in portfolio turnover, which contributed to the increase in paid brokerage commissions.

         The respective investment manager may allocate out of all commission business generated by all of the funds and accounts under management by the respective investment manager, brokerage business to brokers or dealers who provide brokerage and research services. These services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers; securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the respective investment manager in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used, or used exclusively, with respect to the fund or account generating the brokerage.

         During the fiscal year ended December 31, 2004, portfolio transactions of the following Series in the amounts listed below, resulting in brokerage commissions in the amounts listed below were directed to brokers for brokerage and research services provided:

        ----------------------------------------------- --------------------- -----------------------
                                                                   PORTFOLIO               BROKERAGE
                                                                TRANSACTIONS             COMMISSIONS
                                                                     AMOUNTS                 AMOUNTS
                                                                     -------                 -------
        ----------------------------------------------- --------------------- -----------------------
        Delaware VIP Balanced Series                             $22,180,245                  $28756
        ----------------------------------------------- --------------------- -----------------------
        Delaware VIP Diversified Income Series                          $-0-                    $-0-
        ----------------------------------------------- --------------------- -----------------------
        Delaware VIP Emerging Markets                                   $-0-                    $-0-
        ----------------------------------------------- --------------------- -----------------------
        Delaware VIP Growth Opportunities Series                 $57,704,837                 $90,376
        ----------------------------------------------- --------------------- -----------------------
        Delaware VIP International Value Equity Series            $2,633,630                  $4,411
        ----------------------------------------------- --------------------- -----------------------
        Delaware VIP Value Series                               $216,820,946                $309,763
        ----------------------------------------------- --------------------- -----------------------
        Delaware VIP REIT Series                                $247,628,667                $434,410
        ----------------------------------------------- --------------------- -----------------------
        Delaware VIP Select Growth                               $17,631,265                 $24,704
        ----------------------------------------------- --------------------- -----------------------
        Delaware VIP Small Cap Value Series                     $112,604,163                $279,639
        ----------------------------------------------- --------------------- -----------------------
        Delaware VIP Trend Series                               $141,397,429                $215,587
        ----------------------------------------------- --------------------- -----------------------
        Delaware VIP U.S. Growth Series                          $40,044,320                 $51,975
        ----------------------------------------------- --------------------- -----------------------

         As provided in the Securities Exchange Act of 1934, as amended, and the Investment Management Agreements, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services, if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services, the Trust believes that the commissions paid to such broker/dealers are not, in general, higher than commissions that would be paid to broker/dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the respective investment manager which constitute in some part brokerage and research services used by the respective investment manager in connection with its investment decision-making process and constitute in some part services used by the respective investment manager in connection with administrative or other functions not related to its investment decision-making process. In such cases, the respective investment manager will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by the respective investment manager in connection with administrative or other functions not related to its investment decision-making process. In addition, so long as no fund is disadvantaged, portfolio transactions which generate commissions or their equivalent are allocated to broker/dealers who provide daily portfolio pricing services to the Trust and to other funds in the Delaware Investments family. Subject to best execution, commissions allocated to brokers providing such pricing services may or may not be generated by the funds receiving the pricing service.

         The respective investment manager may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order that receives an allocation may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the respective investment manager and the Trust's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

         Consistent with NASD Regulation, Inc (the "NASDR(SM)") rules, and subject to seeking best execution, the Trust may place orders with broker/dealers that have agreed to defray certain expenses of the funds in the Delaware Investments family, such as custodian fees.

PORTFOLIO TURNOVER
         The rate of portfolio turnover will not be a limiting factor when portfolio changes are deemed appropriate for each Series. Given the respective Series' investment objectives, the Trust anticipates that, ordinarily, the annual portfolio turnover rates are not expected to exceed 100% for the Delaware VIP Emerging Markets, Delaware VIP Value, Delaware VIP International Value Equity, Delaware VIP REIT and Delaware VIP Small Cap Value Series, and may exceed 100% for the Delaware VIP Balanced, Delaware VIP Capital Reserves, Delaware VIP Diversified Income, Delaware VIP Global Bond, Delaware VIP Growth Opportunities, Delaware VIP High Yield, Delaware VIP Select Growth, Delaware VIP Technology and Information, Delaware VIP Trend and Delaware VIP U.S. Growth Series. It is possible that in any particular year market conditions or other factors might result in portfolio activity at a greater rate than anticipated. The portfolio turnover rate of each Series is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Series during the particular fiscal year, exclusive of securities whose maturities at the time of acquisition are one year or less.

         Delaware VIP Capital Reserves Series' portfolio turnover has decreased dramatically in 2004 due to lower market volatility and lower new-issue volume relative to the previous year. Delaware VIP High-Yield Series' portfolio turnover decreased dramatically in 2004 because the market had stabilized after a rally in 2003, accompanied by a decrease in the number of new issues in 2004 relative to 2003.

         Delaware VIP High Yield Series' portfolio turnover decreased in 2004 as the market stabilized after a furious rally in 2003. The 2003 rally brought with it record new issuance and therefore caused an increase in turnover, which slowed in 2003.

         The degree of portfolio activity may affect brokerage costs incurred by each Series. A turnover rate of 100% would occur, for example, if all the investments in a Series' portfolio at the beginning of the year were replaced by the end of the year. In investing to achieve their respective objective, a Series may hold securities for any period of time. Portfolio turnover will also be increased if a Series writes a large number of call options which are subsequently exercised. The turnover rate also may be affected by cash requirements from redemptions and repurchases of Series' shares.

         The portfolio turnover rates for the Series noted below for the past two fiscal years were as follows:

        ------------------------------------------------- ------------------------- -------------------------
                                                                 YEAR ENDED                YEAR ENDED
                             SERIES                          DECEMBER 31, 2004         DECEMBER 31, 2003
                             ------                          -----------------         -----------------
        ------------------------------------------------- ------------------------- -------------------------
        Delaware VIP Balanced Series                                 247%                      231%
        ------------------------------------------------- ------------------------- -------------------------
        Delaware VIP Capital Reserves Series                         252%                      438%
        ------------------------------------------------- ------------------------- -------------------------
        Delaware VIP Diversified Income Series                       493%                      521%
        ------------------------------------------------- ------------------------- -------------------------
        Delaware VIP Emerging Markets Series                          34%                       71%
        ------------------------------------------------- ------------------------- -------------------------
        Delaware VIP Global Bond Series                              117%                      111%
        ------------------------------------------------- ------------------------- -------------------------
        Delaware VIP Growth Opportunities Series                      94%                       94%
        ------------------------------------------------- ------------------------- -------------------------
        Delaware VIP High Yield Series                               429%                      716%
        ------------------------------------------------- ------------------------- -------------------------
        Delaware VIP International Value Equity Series                10%                       11%
        ------------------------------------------------- ------------------------- -------------------------
        Delaware VIP Value Series                                    124%                       79%
        ------------------------------------------------- ------------------------- -------------------------
        Delaware VIP REIT Series                                      38%                       37%
        ------------------------------------------------- ------------------------- -------------------------
        Delaware VIP Select Growth Series                             86%                       72%
        ------------------------------------------------- ------------------------- -------------------------
        Delaware VIP Small Cap Value Series                           37%                       41%
        ------------------------------------------------- ------------------------- -------------------------
        Delaware VIP Trend Series                                     48%                       50%
        ------------------------------------------------- ------------------------- -------------------------
        Delaware VIP U.S. Growth Series                              167%                      102%
        ------------------------------------------------- ------------------------- -------------------------

OFFERING PRICE

         The offering price of shares is the net asset value per share next to be determined after an order is received. The purchase of shares becomes effective at the close of business on the day on which the investment is received from the life company and after any dividend is declared. Dividends, if any, begin to accrue on the next business day. There is no front-end or contingent deferred sales charge.

         The purchase will be affected at the net asset value next computed after the receipt of Federal Funds provided they are received by the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when such exchange is open. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except for New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. When the New York Stock Exchange is closed, the Trust will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed. In the event of changes in the New York Stock Exchange's time of closing, the Trust reserves the right to price at a different time, to price more often than once daily or to make the offering price effective at a different time.

         An example showing how to calculate the net asset value per share is included in the Series' financial statements, which are incorporated by reference into this Part B.

         The net asset value per share is computed by adding the value of all securities and other assets in a Series' portfolio, deducting any liabilities of that Series and dividing by the number of that Series' shares outstanding. Expenses and fees are accrued daily. Each Series' net asset value per share is computed by adding the value of all the securities and other assets in the Series' portfolio, deducting any liabilities of the Series, and dividing by the number of Trust shares outstanding. Expenses and fees are accrued daily. In determining a Series' total net assets, portfolio securities primarily listed or traded on a national or foreign securities exchange, except for bonds, are valued at the last sale price on that exchange. Exchange traded options are valued at the last reported sale price or, if no sales are reported, at the mean between bid and asked prices. Non-exchange traded options are valued at fair value using a mathematical model. Futures contracts are valued at their daily quoted settlement price. Securities not traded on a particular day, over-the-counter securities, and government and agency securities are valued at the mean value between bid and asked prices. Money market instruments having a maturity of less than 60 days are valued at amortized cost. Debt securities (other than short-term obligations) are valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. Use of a pricing service has been approved by the Board of Trustees. Prices provided by a pricing service take into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

         In case of a suspension of the determination of the net asset value because the New York Stock Exchange is closed for other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by a Series of securities owned by it is not reasonably practical, or it is not reasonably practical for a Series fairly to value its assets, or in the event that the Securities and Exchange Commission has provided for such suspension for the protection of shareholders, the Trust may postpone payment or suspend the right of redemption or repurchase. In such case, the shareholder may withdraw a request for redemption or leave it standing as a request for redemption at the net asset value next determined after the suspension has been terminated.

MONEY MARKET SERIES
         The Board of Trustees has adopted certain procedures to monitor and stabilize the price per share of Delaware VIP Cash Reserve Series. Calculations are made each day to compare part of the Series' value with the market value of instruments of similar character. At regular intervals all issues in the portfolio are valued at market value. Securities maturing in more than 60 days are valued more frequently by obtaining market quotations from market makers. The portfolio will also be valued by market makers at such other times as is felt appropriate. In the event that a deviation of more than 1/2 of 1% exists between the Series' $10 per share offering and redemption prices and the net asset value calculated by reference to market quotations, or if there is any other deviation which the Board of Trustees believes would result in a material dilution to shareholders or purchasers, the Board of Trustees will promptly consider what action, if any, should be initiated, such as changing the price to more or less than $10 per share.


DIVIDENDS AND REALIZED SECURITIES PROFITS DISTRIBUTIONS

         Dividends for the Delaware VIP Capital Reserves Series are declared daily and paid monthly. Short-term capital gains distributions, if any, may be paid with the dividend; otherwise, any distributions from net realized securities profits normally will be distributed following the close of the fiscal year. The Trust's fiscal year ends on December 31.

         For the Delaware VIP Balanced and Delaware VIP Value Series, the Trust will make payments from the Series' net investment income annually. Distributions from the respective Series' net realized securities profits, if any, normally will be made following the close of the fiscal year.

         For the Delaware VIP Diversified Income, Delaware VIP Emerging Markets, Delaware VIP Global Bond, Delaware VIP Growth Opportunities, Delaware VIP High Yield, Delaware VIP International Value Equity, Delaware VIP REIT, Delaware VIP Select Growth, Delaware VIP Small Cap Value, Delaware VIP Trend and Delaware VIP U.S. Growth Series, the Trust will make payments from the Series' net income and net realized securities profits, if any, once a year.

         All dividends and distributions are automatically reinvested in additional Series shares.

DELAWARE VIP CASH RESERVE SERIES
         The Trust declares a dividend of this Series' net investment income on a daily basis, to shareholders of record at the time of the previous calculation of the Series' net asset value, each day that the Trust is open for business. Payment of dividends will be made monthly. The amount of net investment income will be determined at the time the offering price and net asset value are determined (see Offering Price), and shall include investment income accrued, less the estimated expenses of the Series incurred since the last determination of net asset value. Gross investment income consists principally of interest accrued and, where applicable, net pro-rata amortization of premiums and discounts since the last determination. The dividend declared at the time the offering price and net asset value are determined, as noted above, will be deducted immediately before the net asset value calculation is made. See Offering Price. Net investment income earned on days when the Trust is not open will be declared as a dividend on the next business day. An investor begins earning dividends when payments for shares purchased are converted into Federal Funds and are available for investment.

         To the extent necessary to maintain a $1 per share net asset value, the Board of Trustees will consider temporarily reducing or suspending payment of daily dividends, or making a distribution of realized securities profits or other distributions at the time the net asset value per share has changed.

DISTRIBUTION AND SERVICE
        Lincoln Financial Distributors, Inc. ("LFD"), an affiliate of the Manager, serves as the Funds' financial intermediary distributor pursuant to a Second Amended and Restated Financial Intermediary Distribution Agreement with the Distributor dated August 21, 2003. LFD is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisors and other financial intermediaries (collectively, "Financial Intermediaries"). The address of LFD is 2001 Market Street, Philadelphia, PA 19103-7055.

        The rate of compensation, which is calculated and paid monthly, to LFD for the sales of shares of the retail funds of Delaware Investments Family of Funds (excluding the shares of Delaware VIP Trust series, money market funds and house accounts and shares redeemed within 30 days of purchase) is a non-recurring fee equal to the amount shown below:

---------------------------------------------------------------------------------------- ---------------------------
                                                                                           Basis Points on Sales
---------------------------------------------------------------------------------------- ---------------------------
Retail Mutual Funds (Class A, B and C Shares)                                                      0.50%
---------------------------------------------------------------------------------------- ---------------------------
Merrill Lynch Connect Program                                                                      0.25%
---------------------------------------------------------------------------------------- ---------------------------
Registered Investment Advisors and
H.D. Vest Institutional Classes                                                                    0.45%
---------------------------------------------------------------------------------------- ---------------------------
Citigroup Global Capital Markets, Inc. (formerly Salomon Smith Barney) and
Delaware International Value Equity Fund Class I Shares                                               0%
---------------------------------------------------------------------------------------- ---------------------------

        In addition to the non-recurring fee set forth above, the Distributor pays LFD a fee at the annual rate set forth below of the average daily net assets of Fund shares of the Delaware Investments retail funds outstanding and beneficially owned by shareholders through Financial Intermediaries, including those Fund shares sold before the date of this Agreement.

---------------------------------------------------------------------------------------- ---------------------------
                                                                                           Basis Points on Sales
---------------------------------------------------------------------------------------- ---------------------------
Retail Mutual Funds (including shares of money market funds and house
accounts and shares redeemed within 30 days of purchase)                                           0.04%
---------------------------------------------------------------------------------------- ---------------------------
Merrill Lynch Connect Program                                                                         0%
---------------------------------------------------------------------------------------- ---------------------------
Registered Investment Advisors and
H.D. Vest Institutional Classes                                                                    0.04%
---------------------------------------------------------------------------------------- ---------------------------
Citigroup Global Capital Markets, Inc. (formerly Salomon Smith Barney) and
Delaware International Value Equity Fund Class I Shares                                            0.04%
---------------------------------------------------------------------------------------- ---------------------------

         The fees associated with LFD's services to the Funds are borne exclusively by the Distributor and not by the Funds.

JOBS AND GROWTH TAX RELIEF RECONCILIATION ACT OF 2003 (JGTRRA)
         On May 28, 2003, President Bush signed into law the Jobs and Growth Tax Relief Reconciliation Act of 2003 (JGTRRA) .The new law reduces the tax rate on dividends and capital gains to 15% (5% for taxpayers with income in the lower brackets; 0% for those taxpayers in 2008).

REDUCTION OF TAX RATE ON DIVIDENDS
         Qualifying dividends received by the funds after December 31, 2002, will be taxed at a rate of 15% (5% for taxpayers with income in the lower brackets; 0% for these taxpayers in 2008). Prior law will apply for tax years beginning after December 31, 2008. Dividends paid on foreign corporation stocks that are readily tradable on U.S. securities markets are eligible for the lower rates.

         The amount of ordinary dividends qualifying for the lower tax rates that may be paid by a RIC for any tax year may not exceed the amount of the aggregate qualifying dividends received by the RIC, unless that aggregate is at least 95% of the RIC gross income (as specially computed), in which case the entire dividend qualifies. Obviously, money market and bond mutual fund distributions will generally not qualify.

         The lower tax rates are not available for dividends to the extent that the taxpayer is obligated to make related payments with respect to positions in substantially similar or related property (e.g., payments in lieu of dividends under a short sale). The capital gain rates also do not apply to (1) dividends received from an organization that was exempt from tax under Section 501 or was a tax-exempt farmers' cooperative in either the tax year of the distribution or the preceding tax year; (2) dividends received from a mutual savings bank that received a deduction under Section 591; or (3) deductible dividends paid on employer securities (i.e., under Section 404(k)).

         Owners whose shares are lent in short sales would not qualify for the lower rate. The lower tax rates would not apply under the law as enacted to "payments in lieu of dividends," which are received by someone whose stock is loaned to a short-seller. Brokerages have commonly lent stock out of margin accounts to short sellers, but may need to accommodate investors who do not want to receive unfavorable dividend treatment because their stock was lent out. Depending on the details of regulations that may be issued later this year, brokerages may decide to limit any such loans after 2003 to securities that are held in accounts owned by tax-indifferent parties, such as pension funds. The legislative history indicates that the Service is to be liberal in waiving penalties for failure to report substitute payments properly for payors who are making good-faith efforts to comply, but cannot reasonably do so given the time needed to update their systems.

REDUCTION OF TAX RATE ON CAPITAL GAINS
         Under JGTRRA, the top individual rate on adjusted net capital gain, which was generally 20% (10% for taxpayers in the 10% and 15% brackets), is reduced to 15% (5% for taxpayers with income in the lower brackets). These lower rates apply to both the regular tax and the alternative minimum tax. The lower rates apply to assets held more than one year. For taxpayers with income in the lower brackets, the 5% rate is reduced to 0% for 2008.

         The tax rate on short-term capital gains is unchanged, and they will continue to be taxed at the ordinary income rate. The capital gains changes apply to sales and exchanges (and installment payments received) on or after May 6, 2003, but not with respect to tax years beginning after December 31, 2008.

         The special tax rates for gains on assets held for more than five years (8% for taxpayers with income in the 10% and 15% brackets; 18% for other taxpayers with respect to assets purchased after 2000) have been repealed.

BACK-UP WITHHOLDING CHANGES
         Prior to the passage of JGTRRA the backup withholding rate for shareholders that did not provide taxpayer identification numbers was 30%. This rate has been reduced to 28%, retroactive to January 1, 2003.

TAXES

         Each Series of the Trust is treated as a single tax entity, and any capital gains and losses for each series are calculated separately. It is the Series' policy to pay out substantially all net investment income and net realized gains to relieve the Trust of federal income tax liability on that portion of its income paid to shareholders under the Code.

         The Series does not have a fixed policy with regard to distributions of realized securities profits when such realized securities profits may be offset by capital losses carried forward. Presently, however, the Series intends to offset realized securities profits to the extent of the capital losses carried forward.

         A Series may invest in complex securities that may be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by the Series is treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to the Series (possibly causing the Series to sell securities to raise the cash for necessary distributions) and/or defer the Series' ability to recognize a loss, and, in limited cases, subject the Series to U.S. federal income tax on income from certain foreign securities. These rules could therefore affect the amount, timing or character of the income distributed by the Series.

INVESTMENT MANAGEMENT AGREEMENTS AND SUB-ADVISORY AGREEMENTS

         Delaware Management Company ("Delaware Management"), located at 2005 Market Street, Philadelphia, PA 19103-7094, furnishes investment management services to Delaware VIP Balanced, Delaware VIP Capital Reserves, Delaware VIP Cash Reserve, Delaware VIP Diversified Income, Delaware VIP Value, Delaware VIP Growth Opportunities, Delaware VIP High Yield, Delaware VIP REIT, Delaware VIP Select Growth, Delaware VIP Small Cap Value, Delaware VIP Trend, and Delaware VIP U.S. Growth Series.

         Mondrian Investment Partners Limited ("Mondrian"), located at Third Floor, 80 Cheapside, London, England EC2V 6EE, acting as sub-advisor, furnishes investment management services to Delaware VIP International Value Equity and Delaware VIP Emerging Markets Series under the terms of a sub-advisory agreement with Delaware Management Company. Such services are provided subject to the supervision and direction of the Trust's Board of Trustees.

         The Investment Management Agreements for each Series are dated December 15, 1999 and were approved by the initial shareholder on that date. The Agreements remained in effect for an initial period of two years and are subject to consideration for renewal annually thereafter. The Agreements may be renewed only if such renewal and continuance are specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Series, and only if the terms and the renewal thereof have been approved by the vote of a majority of the Trustees of the Trust who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreements are terminable without penalty on 60 days' notice by the Trustees of the Trust or by the respective investment manager. The Agreements will terminate automatically in the event of their assignments.

         Under the Investment Management Agreement, Delaware Management or Mondrian is entitled to receive an annual fee equal to the following percentage rates of the average daily net assets of a Series:

        ------------------------------------------------ -------------------------------------------------
                            SERIES                                     MANAGEMENT FEE RATE
        ------------------------------------------------ -------------------------------------------------
        Delaware VIP Capital Reserves Series             0.50% on the first $500 million
                                                         0.475% on the next $500 million
                                                         0.45% on the next $1.5 billion
                                                         0.425% on assets in excess of $2.5 billion
        ------------------------------------------------ -------------------------------------------------
        Delaware VIP Cash Reserve Series                 0.45% on the first $500 million
                                                         0.40% on the next $500 million
                                                         0.35% on the next $1.5 billion
                                                         0.30% on assets in excess of $2.5 billion
        ------------------------------------------------ -------------------------------------------------
        Delaware VIP Global Bond Series                  0.75% on the first $500 million
        Delaware VIP Growth Opportunities Series         0.70% on the next $500 million
        Delaware VIP REIT Series                         0.65% on the next $1.5 billion
        Delaware VIP Select Growth Series                0.60% on assets in excess of $2.5 billion
        Delaware VIP Small Cap Value Series
        Delaware VIP Trend Series
        ------------------------------------------------ -------------------------------------------------
        Delaware VIP Balanced Series                     0.65% on the first $500 million
        Delaware VIP Diversified Income                  0.60% on the next $500 million
        Delaware VIP High Yield Series                   0.55% on the next $1.5 billion
        Delaware VIP Value Series                        0.50% on assets in excess of $2.5 billion
        Delaware VIP U.S. Growth Series
        ------------------------------------------------ -------------------------------------------------
        Delaware VIP Emerging Markets Series             1.25% on the first $500 million
                                                         1.20% on the next $500 million
                                                         1.15% on the next $1.5 billion
                                                         1.10% on assets in excess of $2.5 billion
        ------------------------------------------------ -------------------------------------------------
        Delaware VIP International Value Equity Series   0.85% on the first $500 million
                                                         0.80% on the next $500 million
                                                         0.75% on the next $1.5 billion
                                                         0.70% on assets in excess of $2.5 billion
        ------------------------------------------------ -------------------------------------------------

         The investment manager administers the affairs of and is ultimately responsible for the investment management of each of the Series to which it provides investment management services. In addition, Delaware Management pays the salaries of all Trustees, officers and employees who are affiliated with both it and the Trust.

On December 31, 2004, the total net assets of the Trust were $3,305,176,360, broken down as follows:

        --------------------------------------------------- -----------------------
        Delaware VIP Balanced Series                                   $45,412,230
        --------------------------------------------------- -----------------------
        Delaware VIP Capital Reserves Series                           $25,962,307
        --------------------------------------------------- -----------------------
        Delaware VIP Cash Reserve Series                               $29,835,941
        --------------------------------------------------- -----------------------
        Delaware VIP Diversified Income Series                         $62,187,160
        --------------------------------------------------- -----------------------
        Delaware VIP Emerging Markets Series                           $49,010,677
        --------------------------------------------------- -----------------------
        Delaware VIP Global Bond Series                                $86,380,500
        --------------------------------------------------- -----------------------
        Delaware VIP Growth Opportunities Series                       $71,956,993
        --------------------------------------------------- -----------------------
        Delaware VIP High Yield Series                                $196,400,822
        --------------------------------------------------- -----------------------
        Delaware VIP International Value Equity Series                $164,639,079
        --------------------------------------------------- -----------------------
        Delaware VIP Value Series                                     $344,346,001
        --------------------------------------------------- -----------------------
        Delaware VIP REIT Series                                      $785,199,365
        --------------------------------------------------- -----------------------
        Delaware VIP Select Growth Series                              $25,640,808
        --------------------------------------------------- -----------------------
        Delaware VIP Small Cap Value Series                           $738,889,091
        --------------------------------------------------- -----------------------
        Delaware VIP Trend Series                                     $631,224,093
        --------------------------------------------------- -----------------------
        Delaware VIP U.S Growth Series                                 $48,091,293
        --------------------------------------------------- -----------------------

         Following are the investment management fees incurred for the last three fiscal years:

        ----------------------------------------------- -------------------- -------------------- --------------------
        SERIES                                          DECEMBER 31, 2004    DECEMBER 31, 2003    DECEMBER 31, 2002
        ----------------------------------------------- -------------------- -------------------- --------------------
        Delaware VIP Balanced Series                    $315,088 earned      $335,066 earned      $464,006 earned
                                                        $315,088 paid        $335,066 paid        $453,775 paid
                                                        $-0- waived          $-0- waived          $10,231 waived
        ----------------------------------------------- -------------------- -------------------- --------------------
        Delaware VIP Capital Reserves Series            $148,178 earned      $192,857 earned      $167,086 earned
                                                        $148,178 paid        $192,857 paid        $167,086 paid
                                                        $-0- waived          $-0- waived          $-0- waived
        ----------------------------------------------- -------------------- -------------------- --------------------
        Delaware VIP Cash Reserve Series                $162,526 earned      $204,356 earned      $190,785 earned
                                                        $162,526 paid        $204,356 paid        $190,785 paid
                                                        $-0- waived          $-0- waived          $-0- waived
        ----------------------------------------------- -------------------- -------------------- --------------------
        Delaware VIP Diversified Income Series          $109,652 earned      $8,177 earned        N/A
                                                        $78,810 paid         $-0- paid
                                                        $30,842 waived       $8,177 waived
        ----------------------------------------------- -------------------- -------------------- --------------------
        Delaware VIP Emerging Markets Series            $256,735 earned      $146,975 earned      $174,204 earned
                                                        $229,482 paid        $136,556 paid        $170,467 paid
                                                        $27,253 waived       $10,419 waived       $3,737 waived
        ----------------------------------------------- -------------------- -------------------- --------------------
        Delaware VIP Global Bond Series                 $669,346 earned      $840,196 earned      $317,088 earned
                                                        $669,346 paid        $799,715 paid        $317,088 paid
                                                        $-0- waived          $40,481 waived       $-0- waived
        ----------------------------------------------- -------------------- -------------------- --------------------
        Delaware VIP Growth Opportunities Series        $546,196 earned      $566,090 earned      $821,878 earned
                                                        $546,196 paid        $566,090 paid        $821,878 paid
                                                        $-0- waived          $-0- waived          $-0- waived
        ----------------------------------------------- -------------------- -------------------- --------------------
        Delaware VIP High Yield Series                  $1,049,652 earned    $646,550 earned      $368,976 earned
                                                        $1,049,652 paid      $646,550 paid        $368,976 paid
                                                        $-0- waived          $-0- waived          $-0- waived
        ----------------------------------------------- -------------------- -------------------- --------------------
        Delaware VIP International Value Equity Series  $1,324,306 earned    $1,231,864 earned    $1,481,033 earned
                                                        $1,323,963 paid      $1,216,445 paid      $1,410,927 paid
                                                        $343 waived          $15,419 waived       $70,106 waived
        ----------------------------------------------- -------------------- -------------------- --------------------
        Delaware VIP Value Series                       $2,074,107 earned    $1,763,575 earned    $1,969,447 earned
                                                        $1,914,181 paid      $1,628,851 paid      $1,817,688 paid
                                                        $159,926 waived      $134,724 waived      $151,759 waived
        ----------------------------------------------- -------------------- -------------------- --------------------
        Delaware VIP REIT Series                        $4,158,192 earned    $2,328,229 earned    $1,460,993 earned
                                                        $4,158,192 paid      $2,328,229 paid      $1,460,877 paid
                                                        $-0- waived          $-0- waived          $116 waived
        ----------------------------------------------- -------------------- -------------------- --------------------
        Delaware VIP Select Growth Series               $194,310 earned      $220,835 earned      $374,896 earned
                                                        $194,310 paid        $220,835 paid        $374,896 paid
                                                        $-0- waived          $-0- waived          $-0- waived
        ----------------------------------------------- -------------------- -------------------- --------------------
        Delaware VIP Small Cap Value Series             $4,427,012 earned    $2,747,128 earned    $2,148,274 earned
                                                        $4,427,012 paid      $2,747,128 paid      $2,139,480 paid
                                                        $-0- waived          $-0- waived          $8,794 waived
        ----------------------------------------------- -------------------- -------------------- --------------------
        Delaware VIP Trend Series                       $4,411,240 earned    $3,628,041 earned    $3,779,820 earned
                                                        $4,411,240 paid      $3,628,041 paid      $3,778,263 paid
                                                        $-0- waived          $-0- waived          $1,557 waived
        ----------------------------------------------- -------------------- -------------------- --------------------
        Delaware VIP U.S. Growth Series                 $225,016 earned      $83,078 earned       $88,129 earned
                                                        $225,016 paid        $83,078 paid         $88,129 paid
                                                        $-0- waived          $-0- waived          $-0- waived
        ----------------------------------------------- -------------------- -------------------- --------------------

         Except for those expenses borne by the respective investment manager under the Investment Management Agreements and the Distributor under the Distribution Agreement, each Series is responsible for all of its own expenses. Among others, these include the Series' proportionate share of rent and certain other administrative expenses; the investment management fees; transfer and dividend disbursing agent fees and costs; custodian expenses; federal securities registration fees; proxy costs; and the costs of preparing prospectuses and reports sent to shareholders.

         Beginning May 1, 1998 (May 1, 1999 for Delaware VIP Select Growth Series, October 15, 1999 for Delaware VIP U.S. Growth Series and May 19, 2003 for Delaware VIP Diversified Income Series) through April 30, 2006, Delaware Management contracted to waive its fee and pay the expenses of a Series to the extent necessary to ensure that a Series' annual operating expenses, exclusive of 12b-1 Plan fees, taxes, interest, brokerage commissions and extraordinary expenses, do not exceed the following percentages of average daily net assets:

        ------------------------------------------------- --------------
        Delaware VIP Balanced Series                      0.80%
        ------------------------------------------------- --------------
        Delaware VIP Capital Reserves Series              0.80%
        ------------------------------------------------- --------------
        Delaware VIP Cash Reserve Series                  0.80%
        ------------------------------------------------- --------------
        Delaware VIP Diversified Income Series            0.80%
        ------------------------------------------------- --------------
        Delaware VIP Growth Opportunities Series          0.90%
        ------------------------------------------------- --------------
        Delaware VIP High Yield Series                    0.80%
        ------------------------------------------------- --------------
        Delaware VIP Value Series                         0.80%
        ------------------------------------------------- --------------
        Delaware VIP REIT Series                          0.95%
        ------------------------------------------------- --------------
        Delaware VIP Select Growth Series                 0.90%
        ------------------------------------------------- --------------
        Delaware VIP Small Cap Value Series               0.95%
        ------------------------------------------------- --------------
        Delaware VIP Trend Series                         0.95%
        ------------------------------------------------- --------------
        Delaware VIP U.S. Growth Series                   0.80%
        ------------------------------------------------- --------------

         Beginning May 1, 1998 through April 30, 2006, the investment manager contracted to waive its fee and pay the expenses of a Series to the extent necessary to ensure that a Series' annual operating expenses, exclusive of 12b-1 Plan fees, taxes, interest, brokerage commissions and extraordinary expenses, do not exceed the following percentages of average daily net assets:

        ------------------------------------------------- --------------
        Delaware VIP Emerging Markets Series              1.50%
        ------------------------------------------------- --------------
        Delaware VIP Global Bond Series                   1.00%
        ------------------------------------------------- --------------
        Delaware VIP International Value Equity Series    1.00%
        ------------------------------------------------- --------------

         The Fund has formally delegated to Delaware Management Company and Mondrian Investment Partners Limited (each an "Adviser") the ability to make all proxy voting decisions in relation to portfolio securities held by the Fund. If and when proxies need to be voted on behalf of the Fund, the Adviser will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the "Procedures"). The Adviser has established a Proxy Voting Committee (the "Committee") which is responsible for overseeing the Adviser's proxy voting process for the Fund. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Adviser to vote proxies in a manner consistent with the goal of voting in the best interests of the Fund.

         In order to facilitate the actual process of voting proxies, the Adviser has contracted with Institutional Shareholder Services ("ISS") to analyze proxy statements on behalf of the Fund and other Adviser clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS's proxy voting activities. If a proxy has been voted for the Fund, ISS will create a record of the vote. Beginning no later than August 31, 2004, information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) through the Fund's website at http://www.delawareinvestments.com; and (ii) on the Commission's website at http://www.sec.gov.

         The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Adviser will normally vote against management's position when it runs counter to its specific Proxy Voting Guidelines (the "Guidelines"), and the Adviser will also vote against management's recommendation when it believes that such position is not in the best interests of the Fund.

         As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the Fund. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (iv) generally vote against proposals to create a new class of common stock with superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case basis; (vi) votes with respect to management compensation plans are determined on a case-by-case basis; and (vii) generally vote for reports on the level of greenhouse gas emissions from the company's operations and products.

         Because the Fund has delegated proxy voting to the Adviser, the Fund is not expected toencounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, the Adviser does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies which the Adviser receives on behalf of the Fund are voted by ISS in accordance with the Procedures. Because almost all Fund proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for the Adviser to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Adviser during the proxy voting process. In the very limited instances where the Adviser is considering voting a proxy contrary to ISS's recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Adviser or affiliated persons of the Adviser. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the Fund. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of the Fund.

DISTRIBUTION AND SERVICE
         Delaware Distributors, L.P. (the "Distributor"), located at 2005 Market Street, Philadelphia, PA 19103-7094, serves as the Trust's national distributor pursuant to a Distribution Agreement.

         The Distributor is an affiliate of Delaware Management Company and bears all of the costs of promotion and distribution. The Distributor is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

         Lincoln Financial Distributors, Inc. ("LFD"), an affiliate of the Distributor and Delaware Management serves as the Trust's financial intermediary distributor pursuant to a Financial Intermediary Distribution Agreement with the Distributor dated January 1, 2001. LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries. The address of LFD is 350 Church Street, Hartford, CT 06103. For its services, LFD receives promotional allowances from insurance companies that sponsor annuity products that include the Series as investment options.

         Plan under Rule 12b-1 - Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a plan for Service Class shares of each Series (the "Plan"). The Plan permits the Trust to pay for certain distribution, promotional and related expenses involved in the marketing of only the Service Class of shares to which the Plan applies. The Plan is designed to benefit the Trust and its shareholders and, ultimately the Trust's beneficial contract owners.

         The Plan permits the Trust, pursuant to its Distribution Agreement, to pay out of the assets of Service Class shares monthly fees to the Distributor for its services and expenses in distributing and promoting sales of shares of such classes. These expenses include, among other things, preparing and distributing advertisements, sales literature, and prospectuses and reports used for sales purposes, compensating sales and marketing personnel and paying distribution and maintenance fees to insurance company sponsors, brokers, dealers and others. In addition, the Trust may make payments from the 12b-1 Plan fees of Service Class shares directly to others, such as insurance company sponsors, who aid in the distribution of Service Class shares or provide services in respect of the Service Class, pursuant to service agreements with the Trust.

         The maximum aggregate fee payable by the Trust under the Plan, and the Trust's Distribution Agreement, is on an annual basis, up to 0.30% of average daily net assets of Service Class shares (up to 0.25% of which are service fees to be paid to the Distributor, insurance company sponsors, dealers and others for providing personal service and/or maintaining shareholder accounts). Delaware Distributors, L.P. has contractually agreed to limit the fee to an annual rate of 0.25% of Service Class' average daily net assets.

         While payments pursuant to the Plan currently may not exceed 0.25% annually (and may never exceed 0.30% annually) with respect to Service Class shares, the Plan does not limit fees to amounts actually expended by the Distributor. It is therefore possible that the Distributor may realize a profit in any particular year. However, the Distributor currently expects that its distribution expenses will likely equal or exceed payments to it under the Plan. The Distributor may, however, incur such additional expenses and make additional payments to dealers from its own resources to promote the distribution of shares of the Class. The monthly fees paid to the Distributor under the Plan are subject to the review and approval of Trust's unaffiliated trustees, who may reduce the fees or terminate the Plan at any time.

         All of the distribution expenses incurred by the Distributor and others, such as insurance company sponsors or broker/dealers, in excess of the amount paid on behalf of Service Class shares would be borne by such persons without any reimbursement from such Class.

         From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

         The Plan and the Distribution Agreement, as amended, have been approved by the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the Plan by vote cast in person at a meeting duly called for the purpose of voting on the Plan and the Distribution Agreement. Continuation of the Plan and the Distribution Agreement, as amended, must be approved annually by the Board of Trustees in the same manner as specified above.

         Each year, the Trustees must determine whether continuation of the Plan is in the best interest of shareholders of Service Class shares, and that there is a reasonable likelihood of the Plan providing a benefit to that Class. The Plan and the Distribution Agreement, as amended, may be terminated with respect to the Service Class at any time without penalty by a majority of those Trustees who are not "interested persons" or by a majority vote of the Service Class' outstanding voting securities. Any amendment materially increasing the percentage payable under the Plans must likewise be approved by a majority vote of the Service Class' outstanding voting securities, as well as by a majority vote of those Trustees who are not "interested persons." Also, any other material amendment to the Plan must be approved by a majority vote of the Trustees including a majority of the noninterested Trustees of the Trust having no interest in the Plans. In addition, in order for the Plan to remain effective, the selection and nomination of Trustees who are not "interested persons" of the Trust must be made by the Trustees who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plan. Persons authorized to make payments under the Plan must provide written reports at least quarterly to the Board of Trustees for their review.

         Delaware Service Company, Inc. (the "Transfer Agent"), another affiliate of Delaware Management, is the Trust's shareholder servicing, dividend disbursing and transfer agent for each Series pursuant to a Shareholders Services Agreement. The Transfer Agent also provides accounting services to the Series pursuant to the terms of a separate Fund Accounting Agreement. The Transfer Agent is also an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

         The amount and purpose of 12b-1 plan payments from each Class were as follows for their last fiscal year:

------------------------------- -------------------------------------------------------------------------------------------------
                                                            DELAWARE VIP TRUST SERVICE CLASS SHARES
------------------------------- -------------------------------------------------------------------------------------------------
                                    VIP       VIP        VIP         VIP        VIP         VIP         VIP High        VIP
                                 Balanced   Capital      Cash      Emerging    Global      Growth     Yield Series  International
                                  Series    Reserves   Reserves    Markets      Bond    Opportunities                  Value
                                             Series     Series      Series     Series      Series                      Equity
                                                                                                                       Series
------------------------------- ---------- ---------- ---------- ----------- ---------- ------------- ------------- -------------
Advertising                         -          -          -          -           -           -             -             -
------------------------------- ---------- ---------- ---------- ----------- ---------- ------------- ------------- -------------
Annual/Semiannual Reports           -          -          -          -           -           -             -             -
------------------------------- ---------- ---------- ---------- ----------- ---------- ------------- ------------- -------------
Broker Trails                      $12        $12        $12       $3,841       $24       $38,527         $226,351      $284
------------------------------- ---------- ---------- ---------- ----------- ---------- ------------- ------------- -------------
Broker Sales Charges                -          -          -          -           -           -             -             -
------------------------------- ---------- ---------- ---------- ----------- ---------- ------------- ------------- -------------
Dealer Service Expenses             -          -          -          -           -           -             -             -
------------------------------- ---------- ---------- ---------- ----------- ---------- ------------- ------------- -------------
Interest on Broker Sales            -          -          -          -           -           -             -             -
Charges
------------------------------- ---------- ---------- ---------- ----------- ---------- ------------- ------------- -------------
Commissions to Wholesalers          -          -          -          -           -           -             -             -
------------------------------- ---------- ---------- ---------- ----------- ---------- ------------- ------------- -------------
Promotional-Broker Meetings         -          -          -          -           -           -             -             -
------------------------------- ---------- ---------- ---------- ----------- ---------- ------------- ------------- -------------
Promotional-Other                   -          -          -          -           -           -             -             -
------------------------------- ---------- ---------- ---------- ----------- ---------- ------------- ------------- -------------
Prospectus Printing                 -          -          -          -           -           -             -             -
------------------------------- ---------- ---------- ---------- ----------- ---------- ------------- ------------- -------------
Telephone                           -          -          -          -           -           -             -             -
------------------------------- ---------- ---------- ---------- ----------- ---------- ------------- ------------- -------------
Wholesaler Expenses                 -          -          -          -           -           -             -             -
------------------------------- ---------- ---------- ---------- ----------- ---------- ------------- ------------- -------------
Other                               -          -          -          -           -           -             -             -
------------------------------- ---------- ---------- ---------- ----------- ---------- ------------- ------------- -------------
Total                              $12        $12        $12       $3,841       $24       $38,527       $226,351        $284
------------------------------- ---------- ---------- ---------- ----------- ---------- ------------- ------------- -------------

------------------------------- --------------------------------------------------------------------------------
                                                    DELAWARE VIP TRUST SERVICE CLASS SHARES
------------------------------- ------------ ------------ ------------- ------------- ------------- ------------
                                                               VIP
                                                             Select      VIP Small                    VIP U.S.
                                   VIP Value   VIP REIT      Growth      Cap Value        VIP          Growth
                                    Series      Series       Series        Series     Trend Series     Series
------------------------------- ------------ ------------ ------------- ------------- ------------- ------------
Advertising                          -            -            -             -             -             -
------------------------------- ------------ ------------ ------------- ------------- ------------- ------------
Annual/Semiannual Reports            -            -            -             -             -             -
------------------------------- ------------ ------------ ------------- ------------- ------------- ------------
Broker Trails                      $53,098      $243,064      $13,341      $744,965      $191,256      $53,611
------------------------------- ------------ ------------ ------------- ------------- ------------- ------------
Broker Sales Charges                 -            -            -             -             -             -
------------------------------- ------------ ------------ ------------- ------------- ------------- ------------
Dealer Service Expenses              -            -            -             -             -             -
------------------------------- ------------ ------------ ------------- ------------- ------------- ------------
Interest on Broker Sales             -            -            -             -             -             -
Charges
------------------------------- ------------ ------------ ------------- ------------- ------------- ------------
Commissions to Wholesalers           -            -            -             -             -             -
------------------------------- ------------ ------------ ------------- ------------- ------------- ------------
Promotional-Broker Meetings          -            -            -             -             -             -
------------------------------- ------------ ------------ ------------- ------------- ------------- ------------
Promotional-Other                    -            -            -             -             -             -
------------------------------- ------------ ------------ ------------- ------------- ------------- ------------
Prospectus Printing                  -            -            -             -             -             -
------------------------------- ------------ ------------ ------------- ------------- ------------- ------------
Telephone                            -            -            -             -             -             -
------------------------------- ------------ ------------ ------------- ------------- ------------- ------------
Wholesaler Expenses                  -            -            -             -             -             -
------------------------------- ------------ ------------ ------------- ------------- ------------- ------------
Other                                -            -            -             -             -             -
------------------------------- ------------ ------------ ------------- ------------- ------------- ------------
Total                             $53,098      $243,064     $13,341        $744,965      $191,256     $53,611
------------------------------- ------------ ------------ ------------- ------------- ------------- ------------

PORTFOLIO MANAGERS
         Information about portfolio manager compensation, other accounts managed by the portfolio manager and the portfolio managers' ownership of securities in the Series is contained in Appendix B.


OFFICERS AND TRUSTEES

         The business and affairs of the Trust are managed under the direction of its Board of Trustees.

         Certain officers and Trustees of the Trust hold identical positions in each of the other funds in the Delaware Investments family.


         DMH Corp., Delaware Investments U.S., Inc., Delaware General Management, Inc. Delaware Management Company, Inc., Delaware Service Company, Inc., Delaware Distributors, Inc., Delaware Management Trust Company, Delaware Management Business Trust, Delaware Investment Advisers (a series of Delaware Management Business Trust), Delaware Management Company (a series of Delaware Management Business Trust), Delaware Capital Management (a series of Delaware Management Business Trust), Delaware Lincoln Cash Management (a series of Delaware Management Business Trust), Delaware Distributors, L.P., Retirement Financial Services, Inc. and LNC Administrative Services Corporation are direct or indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc. ("DMH"). DMH is an indirect, wholly owned subsidiary, and is subject to the ultimate control, of Lincoln National Corporation. Lincoln National Corporation, with headquarters in Philadelphia, Pennsylvania, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. Delaware Investments is the marketing name for DMH and its subsidiaries.

         Trustees and principal officers of Delaware VIP Trust are noted below along with their ages and their business experience for the past five years.

---------------------------- ---------------- ------------------ -------------------------------- -------------------- -------------
                                                                                                                           OTHER
                                                                                                        NUMBER OF      DIRECTORSHIPS
                                                                                                  PORTFOLIOS IN FUND      HELD BY
                                                                                                   COMPLEX OVERSEEN       TRUSTEE/
 NAME, ADDRESS AND           POSITION(S) HELD  LENGTH OF TIME    PRINCIPAL OCCUPATION(S) DURING  BY TRUSTEE/DIRECTOR     DIRECTOR OR
 BIRTHDATE                     WITH FUND(S)        SERVED                 PAST 5 YEARS                OR OFFICER          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
JUDE T. DRISCOLL(2)             Chairman,         5 Years -          Since August 2000, Mr.               92                None
2005 Market Street             President,     Executive Officer  Driscoll has served in various
Philadelphia, PA 19103            Chief                              executive capacities at
                                Executive     1 Year - Trustee     different times at Delaware
March 10, 1963                 Officer and                               Investments(1)
                                 Trustee
                                                                    Senior Vice President and
                                                                    Director of Fixed-Income
                                                                    Process - Conseco Capital
                                                                           Management
                                                                    (June 1998 - August 2000)
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
THOMAS L. BENNETT                Trustee       Since March 23,         Private Investor -                 92                None
2005 Market Street                                  2005             (March 2004 - Present)
Philadelphia, PA 19103
                                                                      Investment Manager -
October 4, 1947                                                       Morgan Stanley & Co.
                                                                   (January 1984 - March 2004)
---------------------------- ---------------- ------------------ -------------------------------- -------------------- -------------
JOHN A. FRY                      Trustee           4 Years                 President -                    92             Director -
2005 Market Street                                                 Franklin & Marshall College                           Community
Philadelphia, PA 19103                                                (June 2002 - Present)                                Health
                                                                                                                          Systems
May 28, 1960                                                       Executive Vice President -
                                                                   University of Pennsylvania
                                                                    (April 1995 - June 2002)
---------------------------- ---------------- ------------------ -------------------------------- -------------------- -------------
ANTHONY D. KNERR                 Trustee          12 Years         Founder/Managing Director -            92                None
2005 Market Street                                                 Anthony Knerr & Associates
Philadelphia, PA 19103                                               (Strategic Consulting)
                                                                        (1990 - Present)
December 7, 1938
---------------------------- ---------------- ------------------ -------------------------------- -------------------- -------------
LUCINDA S. LANDRETH              Trustee       Since March 23,     Chief Investment Officer -             92                None
2005 Market Street                                  2005                 Assurant, Inc.
Philadelphia, PA 19103                                                     (Insurance)
                                                                          (2002 - 2004)
June 24, 1947
---------------------------- ---------------- ------------------ -------------------------------- -------------------- -------------
ANN R. LEVEN                     Trustee          16 Years       Treasurer/Chief Fiscal Officer           92            Director and
2005 Market Street                                                  - National Gallery of Art                              Audit
Philadelphia, PA 19103                                                    (1994 - 1999)                                   Committee
                                                                                                                       Chairperson -
                                                                                                                        Andy Warhol
                                                                                                                         Foundation

November 1, 1940                                                                                                       Director and
                                                                                                                           Audit
                                                                                                                         Committee
                                                                                                                          Member -
                                                                                                                       Systemax Inc.
---------------------------- ---------------- ------------------ -------------------------------- -------------------- -------------

---------------------------- ---------------- ------------------ -------------------------------- -------------------- -------------
                                                                                                 NUMBER OF            OTHER
                                                                                             PORTFOLIOS IN FUND    DIRECTORSHIPS
                                                                                              COMPLEX OVERSEEN       HELD BY
NAME, ADDRESS AND       POSITION(S) HELD       LENGTH OF TIME    PRINCIPAL OCCUPATION(S)    BY TRUSTEE/DIRECTOR   TRUSTEE/DIRECTOR
BIRTHDATE                 WITH FUND(S)               SERVED        DURING PAST 5 YEARS         OR OFFICER            OR OFFICER
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (continued)
------------------------------------------------------------------------------------------------------------------------------------
THOMAS F. MADISON            Trustee              11 Years       President/Chief Executive           92              Director -
2005 Market Street                                                Officer - MLM Partners,                           Banner Health
 Philadelphia, PA                                                  Inc. (Small Business
     19103                                                        Investing & Consulting)                        Director and Audit
                                                                 (January 1993 - Present)                       Committee Member -
                                                                                                                CenterPoint Energy
February 25, 1936
                                                                                                                 Director and Audit
                                                                                                                 Committee Member -
                                                                                                                 Digital River Inc.

                                                                                                                 Director and Audit
                                                                                                                 Committee Member -
                                                                                                                 Rimage Corporation

                                                                                                                     Director -
                                                                                                                 Valmont Industries
                                                                                                                        Inc.
---------------------------- ---------------- ------------------ -------------------------------- -------------------- -------------
 JANET L. YEOMANS            Trustee             6 Years         Vice President/Mergers &            92                   None
2005 Market Street                                                      Acquisitions -
 Philadelphia, PA                                                      3M Corporation
     19103                                                        (January 2003 - Present)

 July 31, 1948                                                      Ms. Yeomans has held
                                                                     various management
                                                                positions at 3M Corporation
                                                                        since 1983.
---------------------------- ---------------- ------------------ -------------------------------- -------------------- -------------
J. RICHARD ZECHER            Trustee              Since                  Founder -                   92           Director and Audit
2005 Market Street                            March 23, 2005         Investor Analytics                           Committee Member -
 Philadelphia, PA                                                    (Risk Management)                           Investor Analytics
      19103                                                         (May 1999 - Present)
                                                                                                                  Director and Audit
July 3, 1940                                                                                                      Committee Member -
                                                                                                                    Oxigene, Inc.
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
 MICHAEL P. BISHOF         Senior Vice       Chief Financial      Mr. Bishof has served in           92                   None(3)
2005 Market Street        President and       Officer since     various executive capacities
Philadelphia, PA         Chief Financial    February 17, 2005     at different times at
    19103                    Officer                               Delaware Investments

 August 18, 1962
---------------------------- ---------------- ------------------ -------------------------------- -------------------- -------------
RICHELLE S. MAESTRO      Executive Vice          2 Years          Ms. Maestro has served in          92                   None(3)
2005 Market Street      President, Chief                        various executive capacities
 Philadelphia, PA      Legal Officer and                          at different times at
     19103                 Secretary                                Delaware Investments

November 26, 1957
---------------------------- ---------------- ------------------ -------------------------------- -------------------- -------------
 JOHN J. O'CONNOR          Senior Vice        Treasurer since     Mr. O'Connor has served in         92                   None(3)
2005 Market Street        President and      February 17, 2005   various executive capacities
 Philadelphia, PA          Treasurer                               at different times at
     19103                                                          Delaware Investments

June 16, 1957
---------------------------- ---------------- ------------------ -------------------------------- -------------------- -------------

--------------------------------------------------------------------------------
(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Series' investment advisor, principal underwriter and its transfer agent.
(2) Mr. Driscoll is considered to be an "Interested Trustee" because he is an executive officer of the Series' manager and distributor.
(3) Mr. Bishof, Ms. Maestro and Mr. O'Connor also serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter and transfer agent as the registrant.
--------------------------------------------------------------------------------

         Following is additional information regarding investment professionals affiliated with the Trust.

-------------------------------- -------------------------------- ------------------------- ----------------------------------------
                                 POSITION(S) HELD WITH                                         PRINCIPAL OCCUPATION(S) DURING PAST
NAME, ADDRESS AND BIRTHDATE      DELAWARE VIP TRUST                 LENGTH OF TIME SERVED                 5 YEARS
-------------------------------- -------------------------------- ------------------------- ----------------------------------------
CHRISTOPHER S. ADAMS                Vice President and Senior           8 Years                 Mr. Adams has served in various
2005 Market Street                       Equity Analyst                                         capacities at different times at
Philadelphia, PA 19103                                                                                Delaware Investments

April 24, 1962

ROBERT AKESTER                      Senior Portfolio Manager            6 Years                Mr. Akester has served in various
3rd Floor                                                                                       capacities at different times at
80 Cheapside                                                                                                Mondrian
London, England
EC2V 6EE

April 25, 1948

DAMON J. ANDRES                     Vice President and Senior           9 Years                 Mr. Andres has served in various
2005 Market Street                      Portfolio Manager                                       capacities at different times at
Philadelphia, PA 19103                                                                                Delaware Investments

October 24, 1969

MARSHALL T. BASSETT                 Senior Vice President and           6 Years                Mr. Bassett has served in various
2005 Market Street                  Senior Portfolio Manager                                    capacities at different times at
Philadelphia, PA 19103                                                                                Delaware Investments

February 8, 1954

CHRISTOPHER S. BECK                 Senior Vice President and           7 Years                  Mr. Beck has served in various
2005 Market Street                  Senior Portfolio Manager                                    capacities at different times at
Philadelphia, PA 19103                                                                                Delaware Investments

December 5, 1957

CHRISTOPHER J. BONAVICO             Vice President and Senior       Less than 1 Year           Vice President and Senior Portfolio
505 Montgomery Street               Portfolio Manager                                        Manager - Delaware Investment Advisers,
11th Floor                                                                                       a series of Delaware Management
San Francisco, CA 94111                                                                                  Business Trust
                                                                                                        (2005 - Present)


                                                                                                Mr. Bonavico has served in various
                                                                                                  capacities at different times at
                                                                                                      Transamerica Investment
                                                                                                         Management, LLC

RYAN K. BRIST                       Executive Vice President,           5 Years                 Mr. Brist has served in various
2005 Market Street                 Managing Director and Chief                                  capacities at different times at
Philadelphia, PA 19103-7094         Investment Officer, Fixed                                         Delaware Investments
                                             Income
March 22, 1971

-------------------------------- -------------------------------- ------------------------- ----------------------------------------
                                 POSITION(S) HELD WITH                                         PRINCIPAL OCCUPATION(S) DURING PAST
NAME, ADDRESS AND BIRTHDATE      DELAWARE VIP TRUST                 LENGTH OF TIME SERVED                 5 YEARS
-------------------------------- -------------------------------- ------------------------- ----------------------------------------
KENNETH F. BROAD                    Vice President and Senior           Less than 1 Year       Vice President and Senior Portfolio
505 Montgomery Street                   Portfolio Manager                                    Manager - Delaware Investment Advisers,
11th Floor                                                                                       a series of Delaware Management
San Francisco, CA 94111                                                                                    Business Trust
                                                                                                        (2005 - Present)
October 6, 1965

                                                                                                 Mr. Broad has served in various
                                                                                                  capacities at different times at
                                                                                             Transamerica Investment Management, LLC

STEVEN G. CATRICKS                     Vice President and Portfolio      Less than 1 Year      Mr. Catricks has served in various
2005 Market Street                                Manager                                        capacities at different times at
Philadelphia, PA 19103                                                                                 Delaware Investments

STEPHEN R. CIANCI                        Senior Vice President and           10 Years          Mr. Cianci has served in various
2005 Market Street                       Senior Portfolio Manager                              capacities at different times at
Philadelphia, PA 19103                                                                              Delaware Investments

May 12, 1969

CHRISTOPHER M. ERICKSEN                Vice President and Portfolio       Less than 1 Year   Vice President and Portfolio Manager -
505 Montgomery Street                             Manager                                    Delaware Investment Advisers, a series
11th Floor                                                                                    of Delaware Management Business Trust
San Francisco, CA 94111                                                                                  (2005 - Present)
                                                                                                 Portfolio Manager - Transamerica
                                                                                                    Investment Management, LLC
                                                                                                         (2004-2005)

March 10, 1972                                                                                  Mr. Ericksen has served in various
                                                                                                 capacities at different times at
                                                                                                           Goldman Sachs

PATRICK G. FORTIER                           Portfolio Manager           Less than 1 Year   Portfolio Manager - Delaware Investment
505 Montgomery Street                                                                           Advisers, a series of Delaware
11th Floor                                                                                         Management Business Trust
San Francisco, CA 94111                                                                               (2005 - Present)

                                                                                                 Mr. Fortier has served in various
                                                                                                capacities at different times at
                                                                                            Transamerica Investment Management, LLC

CLIVE A. GILLMORE                      Deputy Managing Director and         14 Years          Mr. Gillmore has served in various
3rd Floor                               Senior Portfolio Manager of                            capacities at different times at
80 Cheapside                           Mondrian Investment Partners                                    Mondrian
London, England                                   Limited
EC2V 6EE

January 14, 1960

BARRY S. GLADSTEIN                     Vice President and Portfolio      Less than 1 Year     Mr. Gladstein has served in various
2005 Market Street                                Manager                                       capacities at different times at
Philadelphia, PA 19103                                                                                Delaware Investments

August 29, 1964

PAUL GRILLO                              Senior Vice President and          11 Years           Mr. Grillo has served in various
2005 Market Street                       Senior Portfolio Manager                             capacities at different times at
Philadelphia, PA 19103                                                                               Delaware Investments

May 16, 1959

-------------------------------- -------------------------------- ------------------------- ----------------------------------------
                                 POSITION(S) HELD WITH                                         PRINCIPAL OCCUPATION(S) DURING PAST
NAME, ADDRESS AND BIRTHDATE      DELAWARE VIP TRUST                 LENGTH OF TIME SERVED                 5 YEARS
-------------------------------- -------------------------------- ------------------------- ----------------------------------------
CHRISTOPHER M. HOLLAND              Vice President and Portfolio          Less than 1 Year      Mr. Holland has served in various
2005 Market Street                             Manage                                            capacities at different times at
Philadelphia, PA 19103                                                                                 Delaware Investments

January 23, 1975

MICHAEL E. HUGHES                          Assistant Vice                      2 years                   Equity Analyst -
2005 Market Street                     President/Senior Equity                                      Raymond James & Associates
Philadelphia, PA 19103                        Analyst I                                               (June 2000 - May 2002)

August 30, 1971                                                                                    Investment Limited Partner -
                                                                                                       J.C. Bradford & Co.
                                                                                                      (May 1996 - May 2000)

JORDAN L. IRVING                      Vice President and Senior                1 year          Vice President and Senior Portfolio
2005 Market Street                        Portfolio Manager                                  Manager - Delaware Investment Advisers,
Philadelphia, PA 19103                                                                           a series of Delaware Management
                                                                                                          Business Trust
December 25, 1973                                                                                        (2004 - Present)

                                                                                              Vice President and Portfolio Manager -
                                                                                                U.S. Active Large Cap Value Team,
                                                                                                Merrill Lynch Investment Managers
                                                                                                          (2001 - 2004)

                                                                                              Assistant Vice President and Associate
                                                                                              Portfolio Manager - U.S. Active Large
                                                                                                  Cap Value Team, Merrill Lynch
                                                                                                       Investment Managers
                                                                                                          (2000 - 2001)

                                                                                              Senior Specialist - U.S. Active Large
                                                                                                  Cap Value Team, Merrill Lynch
                                                                                                       Investment Managers
                                                                                                          (1998 - 2000)

STEVEN T. LAMPE                     Vice President and Portfolio               8 Years           Mr. Lampe has served in various
2005 Market Street                             Manager                                           capacities at different times at
Philadelphia, PA 19103                                                                                 Delaware Investments

September 13, 1968

EMMA R.E. LEWIS                       Senior Portfolio Manager                 8 Years           Ms. Lewis has served in various
80 Cheapside                                                                                     capacities at different times at
London, England                                                                                              Mondrian
EC2V 6EE

January 23, 1969

-------------------------------- -------------------------------- ------------------------- ----------------------------------------
                                 POSITION(S) HELD WITH                                         PRINCIPAL OCCUPATION(S) DURING PAST
NAME, ADDRESS AND BIRTHDATE      DELAWARE VIP TRUST                 LENGTH OF TIME SERVED                 5 YEARS
-------------------------------- -------------------------------- ------------------------- ----------------------------------------
ANTHONY A. LOMBARDI                   Vice President and Senior                1 year         Vice President and Senior Portfolio
2005 Market Street                        Portfolio Manager                                 Manager - Delaware Investment Advisers,
Philadelphia, PA 19103                                                                          a series of Delaware Management
                                                                                                         Business Trust
October 6, 1965                                                                                         (2004 - Present)

                                                                                             Director and Portfolio Manager - U.S.
                                                                                              Active Large Cap Value Team, Merrill
                                                                                                   Lynch Investment Managers
                                                                                                         (2003 - 2004)

                                                                                              Vice President and Portfolio Manager -
                                                                                                U.S. Active Large Cap Value Team,
                                                                                                 Merrill Lynch Investment Managers
                                                                                                         (2000 - 2003)

                                                                                               Vice President and Senior Research
                                                                                             Analyst - U.S. Active Large Cap Value
                                                                                            Team, Merrill Lynch Investment Managers
                                                                                                         (1998 - 2000)

KENT P. MADDEN                             Equity Analyst                 Less than 1 year              Equity Analyst -
2005 Market Street                                                                                Gartmore Global Investments
Philadelphia, PA 19130                                                                          (November 2000 - December 2004)



May 22, 1972

NIGEL G. MAY                         Director, Senior Portfolio               12 Years           Mr. May has served in various
80 Cheapside                        Manager and Regional Research                               capacities at different times at
London, England                               Director                                                      Mondrian
EC2V 6EE

September 23, 1962

FRANCIS X. MORRIS                     Senior Vice President and                6 Years          Mr. Morris has served in various
2005 Market Street                    Senior Portfolio Manager                                  capacities at different times at
Philadelphia, PA 19103                                                                                Delaware Investments

March 28, 1961

MICHAEL S. MORRIS                     Vice President and Senior                4 Years          Vice President and Senior Equity
2005 Market Street                         Equity Analyst                                        Analyst of Delaware Investment
Philadelphia, PA 19103                                                                             Advisers, a series of Delaware
                                                                                                     Management Business Trust
September 5, 1968                                                                                         (1999 - Present)

                                                                                                 Financial Analyst - Walnut Street
                                                                                                         Associates
                                                                                                          (1998 - 1999)

                                                                                              Senior Equity Analyst - Pilgrim Baxter
                                                                                                           & Associates
                                                                                                          (1997 - 1998)

                                                                                                 Equity Analyst - State Teachers
                                                                                                    Retirement Systems of Ohio
                                                                                                          (1996 - 1997)

-------------------------------- -------------------------------- ------------------------- ----------------------------------------
                                 POSITION(S) HELD WITH                                         PRINCIPAL OCCUPATION(S) DURING PAST
NAME, ADDRESS AND BIRTHDATE      DELAWARE VIP TRUST                 LENGTH OF TIME SERVED                 5 YEARS
-------------------------------- -------------------------------- ------------------------- ----------------------------------------
D. TYSEN NUTT, JR.                  Senior Vice President and                1 year              Senior Vice President and Senior
2005 Market Street                   Senior Portfolio Manager                                Portfolio Manager - Delaware Investment
Philadelphia, PA 19103                                                                            Advisers, a series of Delaware
                                                                                                    Management Business Trust
January 27, 1952                                                                                         (2004 - Present)

                                                                                              Managing Director and Senior Portfolio
                                                                                              Manager - U.S. Active Large Cap Value
                                                                                             Team, Merrill Lynch Investment Managers
                                                                                                           (1998- 2004)

PHILIP R. PERKINS                   Senior Vice President and                2 years             Senior Vice President and Senior
2005 Market Street                   Senior Portfolio Manager                                Portfolio Manager - Delaware Investment
Philadelphia, PA 19103                                                                            Advisers, a series of Delaware
                                                                                                    Management Business Trust
May 20, 1961                                                                                             (2003 - Present)

                                                                                               Chief Operating Officer and Managing
                                                                                                 Director in Emerging Markets of
                                                                                                   Deutsche Bank (1998 - 2003)

DANIEL J. PRISLIN                   Vice President and Senior        Less than 1 Year           Vice President and Senior Portfolio
505 Montgomery Street               Portfolio Manager                                        Manager - Delaware Investment Advisers,
11th Floor                                                                                      a series of Delaware Management
Philadelphia, PA 19103-7094                                                                     Business Trust
                                                                                                (2005 - Present)


                                                                                                Mr. Prislin has served in various
                                                                                                capacities at different times at
                                                                                             Transamerica Investment Management, LLC

TIMOTHY L. RABE                        Senior Vice President and                4 Years         Senior Vice President and Senior
2005 Market Street                     Senior Portfolio Manager                                   Portfolio Manager of Delaware
Philadelphia, PA 19103                                                                          Investment Advisers, a series of
                                                                                                Delaware Management Business Trust
September 18, 1970                                                                                        (2004 - Present)

                                                                                            Vice President and Portfolio Manager of
                                                                                             Delaware Investment Advisers, a series
                                                                                              of Delaware Management Business Trust
                                                                                                          (2000 - 2004)

MATTHEW TODOROW                      Vice President and Portfolio               1 year       Vice President and Portfolio Manager -
2005 Market Street                              Manager                                      Delaware Investment Advisers, a series
Philadelphia, PA 19103                                                                       of Delaware Management Business Trust
                                                                                                         (2003 - Present)
November 22, 1968
                                                                                              Executive Director - Morgan Stanley
                                                                                                      Investment Management
                                                                                                           (2001- 2003)

                                                                                              Portfolio Manager - Morgan Stanley
                                                                                                          Investment

-------------------------------- -------------------------------- ------------------------- ----------------------------------------
                                 POSITION(S) HELD WITH                                         PRINCIPAL OCCUPATION(S) DURING PAST
NAME, ADDRESS AND BIRTHDATE      DELAWARE VIP TRUST                 LENGTH OF TIME SERVED                 5 YEARS
-------------------------------- -------------------------------- ------------------------- ----------------------------------------
RUDY D. TORRIJOS III                Vice President and Portfolio          Less than 1 Year    Vice President and Portfolio Manager -
2005 Market Street                             Manager                                        Delaware Investment Advisers, a series
Philadelphia, PA 19103                                                                        of Delaware Management Business Trust
                                                                                                         (2005 - Present)
May 8, 1970
                                                                                               Technology Analyst - Fiduciary Trust
                                                                                                        Co., International
                                                                                                          (2003 - 2005)

                                                                                              Fund Manager - Neuberger Berman Growth
                                                                                                              Group
                                                                                                          (2000 - 2003)

JEFFREY S. VAN HARTE                 Chief Investment Officer -           Less than 1 year   Chief Investment Officer/Focus Growth -
505 Montgomery Street                       Focus Growth                                      Delaware Investment Advisers, a series
11th Floor                                                                                    of Delaware Management Business Trust
San Francisco, CA 94111                                                                                  (2005 - Present)

July 24, 1958                                                                                  Mr. Van Harte has served in various
                                                                                                 capacities at different times at
                                                                                             Transamerica Investment Management, LLC

ROBERT A. VOGEL, JR.                  Vice President and Senior                1 year          Vice President and Senior Portfolio
2005 Market Street                        Portfolio Manager                                  Manager - Delaware Investment Advisers,
Philadelphia, PA 19103                                                                           a series of Delaware Management
                                                                                                          Business Trust
February 22, 1969                                                                                        (2004 - Present)

                                                                                              Director and Portfolio Manager - U.S.
                                                                                               Active Large Cap Value Team, Merrill
                                                                                                    Lynch Investment Managers
                                                                                                          (2003 - 2004)

                                                                                              Vice President and Portfolio Manager -
                                                                                                 U.S. Active Large Cap Value Team,
                                                                                                 Merrill Lynch Investment Managers
                                                                                                          (1998 - 2003)

LORI P. WACHS                       Vice President and Portfolio              11 Years           Ms. Wachs has served in various
2005 Market Street                             Manager                                           capacities at different times at
Philadelphia, PA 19103                                                                                 Delaware Investments

November 8, 1968

         The following table shows each Trustee's ownership of shares of the Trust and of all Delaware Investments funds as of December 31, 2004.

------------------------------------------- ----------------------------------------- -----------------------------------------
                                                                                          AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                      SECURITIES IN ALL REGISTERED INVESTMENT
                                              DOLLAR RANGE OF EQUITY SECURITIES IN    COMPANIES OVERSEEN BY TRUSTEE IN FAMILY
NAME                                                       THE TRUST                          OF INVESTMENT COMPANIES
------------------------------------------- ----------------------------------------- -----------------------------------------
Jude T. Driscoll                                              None                                 Over $100,000
------------------------------------------- ----------------------------------------- -----------------------------------------
Walter A. Babich(1)                                           None                                 Over $100,000
------------------------------------------- ----------------------------------------- -----------------------------------------
John H. Durham                                                None                                 Over $100,000
------------------------------------------- ----------------------------------------- -----------------------------------------
John A. Fry                                                   None                                 Over $100,000
------------------------------------------- ----------------------------------------- -----------------------------------------
Anthony D. Knerr                                              None                               $10,001 - $50,000
------------------------------------------- ----------------------------------------- -----------------------------------------
Ann R. Leven                                                  None                                 Over $100,000
------------------------------------------- ----------------------------------------- -----------------------------------------
Thomas F. Madison                                             None                               $10,001 - $50,000
------------------------------------------- ----------------------------------------- -----------------------------------------
Janet L. Yeomans                                              None                               $50,001 - $100,000
------------------------------------------- ----------------------------------------- -----------------------------------------

(1) Mr. Babich and Mr. Durham retired from the Board of Trustees on March 15, 2005.
(2) As of December 31, 2004, John A. Fry held assets in a 529 Plan account. Under the terms of the Plan, a portion of the assets held in the Plan may be invested in the Trust. Mr. Fry held no shares of the Trust outside of the Plan as of December 31, 2004.

         The following is a compensation table listing, for each Trustee entitled to receive compensation, the aggregate compensation received from the Trust and the total compensation received from all Delaware Investments funds for the fiscal year ended December 31, 2004, and an estimate of annual benefits to be received upon retirement under the Delaware Investments Retirement Plan for Directors/Trustees as of December 31, 2004. Only the independent Trustees of the Trust receive compensation from the Trust.

--------------------------- --------------------- ------------------------ ----------------------- -------------------------
                                                                                                      TOTAL COMPENSATION
                                 AGGREGATE               PENSION OR                                   FROM THE INVESTMENT
                                COMPENSATION         RETIREMENT BENEFITS     ESTIMATED ANNUAL          COMPANIES IN
                               FROM DELAWARE          ACCRUED AS PART OF       BENEFITS UPON              DELAWARE
NAME                             VIP TRUST              FUND EXPENSES           RETIREMENT(1)         INVESTMENTS(2)
--------------------------- --------------------- ------------------------ ----------------------- -------------------------
Walter P. Babich(4)               $16,752                  none                   $70,000                  $118,580
--------------------------- --------------------- ------------------------ ----------------------- -------------------------
John H. Durham                    $15,797                  none                   $70,000                  $112,240
--------------------------- --------------------- ------------------------ ----------------------- -------------------------
John A. Fry                       $15,994                  none                   $70,000                  $113,564
--------------------------- --------------------- ------------------------ ----------------------- -------------------------
Anthony D. Knerr                  $17,591                  none                   $70,000                  $128,530
--------------------------- --------------------- ------------------------ ----------------------- -------------------------
Ann R. Leven                      $16,417                  none                   $70,000                  $124,414
--------------------------- --------------------- ------------------------ ----------------------- -------------------------
Thomas F. Madison                 $15,320                  none                   $70,000                  $117,330
--------------------------- --------------------- ------------------------ ----------------------- -------------------------
Janet L. Yeomans                  $15,320                  none                   $70,000                  $117,330
--------------------------- --------------------- ------------------------ ----------------------- -------------------------

   (1) Under the terms of the Delaware Investments Retirement Plan for Trustees, each disinterested Trustee who, at the time of his or her retirement from the Board, has attained the age of 70 and served on the Board for at least five continuous years, is entitled to receive payments from each investment company in the Delaware Investments family for which he or she serves as Trustee for a period equal to the lesser of the number of years that such person served as a Trustee or the remainder of such person's life. The amount of such payments will be equal, on an annual basis, to the amount of the annual retainer that is paid to trustees of each investment company at the time of such person's retirement. If an eligible Trustee retired as of December 31, 2004, he or she would be entitled to annual payments totaling the amounts noted above, in the aggregate, from all of the investment companies in the Delaware Investments family for which he or she serves as a trustee or director, based on the number of investment companies in the Delaware Investments family as of that date.
   (2) Each independent Trustee currently receives a total annual retainer fee of $70,000 for serving as a Trustee for all 24 investment companies in Delaware Investments, plus $5,000 for each Board Meeting attended. The following compensation is in the aggregate from all investment companies in the complex. Members of the audit committee receive additional compensation of $2,500 for each meeting. Members of the nominating committee receive additional compensation of $1,700 for each meeting. In addition, the chairpersons of the audit and nominating committees each receive an annual retainer of $10,000 and $1,500, respectively. The Coordinating Trustee of the Delaware Investments funds receives an additional retainer of $25,000.

   (3) In addition to this compensation, for the 12-month period ended on December 31, 2004, Mr. Fry received $11,958 in professional fees from Voyageur Funds for services provided to the Fund's Board.
   (4) Mr. Babich and Mr. Durham retired from the Board of Trustees on March 15, 2005.

         The Board of Trustees has the following committees:

         Audit Committee: This committee monitors accounting and financial reporting policies and practices, and internal controls for the Delaware Investments funds. It also oversees the quality and objectivity of the Delaware Investments funds' financial statements and the independent audit thereof, and acts as a liaison between the Delaware Investments funds' Independent Registered Public Accounting Firm and the full Board of Trustees. Three independent trustees comprise the committee. The Audit Committee held six meetings during the Trust's last fiscal year.

         Nominating Committee: This committee recommends Board members, fills vacancies and considers the qualifications of Board members. The committee also monitors the performance of counsel for independent trustees. Three independent trustees and one interested trustee serve on the committee. The Nominating Committee held twelve meetings during the Trust's last fiscal year.

         Independent Trustee Committee: This committee develops and recommends to the Board a set of corporate governance principles and oversees the evaluation of the Board, its committees and its activities. The Independent Trustee Committee of the Fund currently consists of the following eight independent Trustees/Directors: Thomas L. Bennett, John A. Fry, Anthony D. Knerr, Lucinda S. Landreth, Ann R. Leven, Thomas F. Madison, Jan L. Yeomans and
J. Richard Zecher.The Independent Trustee Committee held five meetings during the Trust's last fiscal year.

         As a group, the officers and Trustees owned less than 1% of the outstanding shares of each class of each Series. As of March 31, 2005, management believes the following accounts held 5% of record or more of the outstanding shares of each Series of the Trust. Management has no knowledge of beneficial ownership of the Trust's shares:

        -------------------------------- --------------------------------------------- ----------------- -------------
        SERIES                           NAME AND ADDRESS OF ACCOUNT                       SHARE AMOUNT    PERCENTAGE
        ------                           ---------------------------                       ------------    ----------
        -------------------------------- --------------------------------------------- ----------------- -------------
        DELAWARE VIP BALANCED            Allmerica Financial Life                         3,148,141.800        97.77%
        SERIES                           Separate Accounts
        (Standard Class)                 440 Lincoln Street
                                         Worcester, MA 01653
        -------------------------------- --------------------------------------------- ----------------- -------------
        (Service Class)                  Delaware Management Company                            368.248       100.00%
                                         2005 Market Street
                                         Philadelphia, PA 19103
        -------------------------------- --------------------------------------------- ----------------- -------------
        DELAWARE VIP CAPITAL             Allmerica Financial Life                         2,444,027.252        98.10%
        RESERVES SERIES                  Separate Accounts
        (Standard Class)                 440 Lincoln Street
                                         Worcester, MA 01653
        -------------------------------- --------------------------------------------- ----------------- -------------
        (Service Class)                  Delaware Management Company                            675.157        85.89%
                                         2005 Market Street
                                         Philadelphia, PA 19103
        -------------------------------- --------------------------------------------- ----------------- -------------

        -------------------------------- --------------------------------------------- ----------------- -------------
                                         Guardian Insurance & Annuity Corp                      110.879        14.11%
                                         Separate Account L
                                         3900 Burgess Place
                                         Bethlehem, PA 18017
        -------------------------------- --------------------------------------------- ----------------- -------------
        DELAWARE VIP CASH RESERVE        Allmerica Financial Life                        28,034,330.180        98.06%
        SERIES                           Separate Accounts
        (Standard Class)                 440 Lincoln Street
                                         Worcester, MA 01653
        -------------------------------- --------------------------------------------- ----------------- -------------
        (Service Class)                  Delaware Management Company                          5,528.090       100.00%
                                         2005 Market Street
                                         Philadelphia, PA 19103
        -------------------------------- --------------------------------------------- ----------------- -------------
        DELAWARE VIP DIVERSIFIED         Lincoln National Life Company                    2,839,086.202       100.00%
        INCOME SERIES                    1300 South Clinton Street
        (Standard Class)                 Fort Wayne, IN 46801
        -------------------------------- --------------------------------------------- ----------------- -------------
        (Service Class)                  Lincoln National Life Company                    7,200,390.502        98.99%
                                         1300 South Clinton Street
                                         Fort Wayne, IN 46801
        -------------------------------- --------------------------------------------- ----------------- -------------
        DELAWARE VIP EMERGING            Lincoln Life Variable Annuity                    2,838,766.151        83.11%
        MARKETS SERIES                   1300 South Clinton Street
        (Standard Class)                 Fort Wayne, IN 46801
        -------------------------------- --------------------------------------------- ----------------- -------------
                                         Allmerica Financial Life                           575,461.000        16.85%
                                         Separate Accounts
                                         440 Lincoln Street
                                         Worcester, MA 01653
        -------------------------------- --------------------------------------------- ----------------- -------------
        (Service Class)                  Lincoln National Life Company                    1,336,039.788        94.93%
                                         1300 South Clinton Street
                                         Fort Wayne, IN 46801
        -------------------------------- --------------------------------------------- ----------------- -------------
        DELAWARE VIP GLOBAL BOND         Lincoln Life Variable                            5,501,228.618        90.76%
        SERIES                           1300 South Clinton Street
        (Standard Class)                 Fort Wayne, IN 46801
        -------------------------------- --------------------------------------------- ----------------- -------------
                                         Allmerica Financial Life                           560,156.032         9.24%
                                         Separate Accounts
                                         440 Lincoln Street
                                         Worcester, MA 01653
        -------------------------------- --------------------------------------------- ----------------- -------------
        (Service Class)                  Delaware Management Business Trust - DIA               641.911       100.00%
                                         Attn:  Joseph Hastings
                                         2005 Market Street
                                         Philadelphia, PA 19103
        -------------------------------- --------------------------------------------- ----------------- -------------
        DELAWARE VIP GROWTH              Allmerica Financial Life                         3,144,001.837        96.77%
        OPPORTUNITIES SERIES             Separate Accounts
        (Standard Class)                 440 Lincoln Street
                                         Worcester, MA 01653
        -------------------------------- --------------------------------------------- ----------------- -------------
        (Service Class)                  Allmerica Financial Life                           883,059.482        98.22%
                                         Separate Accounts
                                         440 Lincoln Street
                                         Worcester, MA 01653
        -------------------------------- --------------------------------------------- ----------------- -------------
        DELAWARE VIP HIGH YIELD          Lincoln Life Variable                            6,126,592.699        61.21%
        SERIES                           1300 South Clinton Street
        (Standard Class)                 Fort Wayne, IN 46801
        -------------------------------- --------------------------------------------- ----------------- -------------
                                         Allmerica Financial Life                         3,798,711.690        37.95%
                                         Separate Accounts
                                         440 Lincoln Street
                                         Worcester, MA 01653
        -------------------------------- --------------------------------------------- ----------------- -------------
        (Service Class)                  Lincoln National Life Company                   21,923,515.632        99.99%
                                         1300 South Clinton Street
                                         Fort Wayne, IN 46801
        -------------------------------- --------------------------------------------- ----------------- -------------
        DELAWARE VIP INTERNATIONAL       Allmerica Financial Life                         6,330,843.367        75.57%
        VALUE EQUITY SERIES              Separate Accounts
        (Standard Class)                 440 Lincoln Street
                                         Worcester, MA 01653
        -------------------------------- --------------------------------------------- ----------------- -------------
                                         Hartford Life Insurance Company                  1,904,726.157        22.74%
                                         Separate Account
                                         Attn:  Dave Ten Broeck
                                         P.O. Box 2999 Hartford, CT 06104
        -------------------------------- --------------------------------------------- ----------------- -------------

        -------------------------------- --------------------------------------------- ----------------- -------------
        (Service Class)                  Allmerica Financial Life                             3,133.107        86.62%
                                         Separate Accounts
                                         440 Lincoln Street
                                         Worcester, MA 01653
        -------------------------------- --------------------------------------------- ----------------- -------------
                                         Delaware Management Business Trust - DIA               382.554        10.58%
                                         Attn:  Joseph Hastings
                                         2005 Market Street
                                         Philadelphia, PA 19103
        -------------------------------- --------------------------------------------- ----------------- -------------
        DELAWARE VIP VALUE SERIES        Lincoln National Life Company                    9,655,099.835        58.20%
        (Standard Class)                 1300 South Clinton Street
                                         Fort Wayne, IN 46801
        -------------------------------- --------------------------------------------- ----------------- -------------
                                         Allmerica Financial Life                         6,613,823.856        39.87%
                                         Separate Accounts
                                         440 Lincoln Street
                                         Worcester, MA 01653
        -------------------------------- --------------------------------------------- ----------------- -------------
        (Service Class)                  Lincoln National Life Company                    2,063,300.608        99.97%
                                         1300 South Clinton Street
                                         Fort Wayne, IN 46801
        -------------------------------- --------------------------------------------- ----------------- -------------
        DELAWARE VIP REIT SERIES         Lincoln National Life Company                   22,633,150.932        69.96%
        (Standard Class)                 1300 South Clinton Street
                                         Fort Wayne, IN 46801
        -------------------------------- --------------------------------------------- ----------------- -------------
                                         The Travelers SEP Account for                    9,200,762.538        28.44%
                                         Variable Annuities
                                         The Travelers Insurance Company
                                         One Tower Square
                                         Hartford, CT 06183
        -------------------------------- --------------------------------------------- ----------------- -------------
        (Service Class)                  Lincoln National Life Company                    8,718,629.560        99.93%
                                         1300 South Clinton Street
                                         Fort Wayne, IN 46801
        -------------------------------- --------------------------------------------- ----------------- -------------
        DELAWARE VIP SELECT GROWTH       Allmerica Financial Life                         2,194,304.081       100.00%
        SERIES                           Separate Accounts
        (Standard Class)                 440 Lincoln Street
                                         Worcester, MA 01653
        -------------------------------- --------------------------------------------- ----------------- -------------
        (Service Class)                  Allmerica Financial Life                           565,501.198       100.00%
                                         Separate Accounts
                                         440 Lincoln Street
                                         Worcester, MA 01653
        -------------------------------- --------------------------------------------- ----------------- -------------
        DELAWARE VIP SMALL CAP           Lincoln Life Variable                            7,705,719.577        65.17%
        VALUE SERIES                     1300 South Clinton Street
        (Standard Class)                 Fort Wayne, IN 46801
        -------------------------------- --------------------------------------------- ----------------- -------------
                                         Allmerica Financial Life                         1,705,730.720        14.43%
                                         Separate Accounts
                                         440 Lincoln Street
                                         Worcester, MA 01653
        -------------------------------- --------------------------------------------- ----------------- -------------
                                         The Travelers SEP Account for                    1,529,006.823        12.93%
                                         Variable Annuities
                                         The Travelers Insurance Company
                                         One Tower Square
                                         Hartford, CT 06183
        -------------------------------- --------------------------------------------- ----------------- -------------
                                         Great West Life & Annuity Company                  769,937.003         6.51%
                                         FBO Schwas Annuities
                                         8515 East Orchard Road
                                         Englewood, CO 80111
        -------------------------------- --------------------------------------------- ----------------- -------------
        (Service Class)                  Lincoln Life Variable                           13,553,592.156        99.66%
                                         1300 South Clinton Street
                                         Fort Wayne, IN 46801
        -------------------------------- --------------------------------------------- ----------------- -------------
        DELAWARE VIP TREND SERIES        Lincoln National Life Company                   13,952,957.274        89.27%
        (Standard Class)                 1300 South Clinton Street
                                         Fort Wayne, IN 46801
        -------------------------------- --------------------------------------------- ----------------- -------------
                                         Allmerica Financial Life                         1,645,320.774        10.53%
                                         Separate Accounts
                                         440 Lincoln Street
                                         Worcester, MA 01653
        -------------------------------- --------------------------------------------- ----------------- -------------

        -------------------------------- --------------------------------------------- ----------------- -------------
        (Service Class)                  Lincoln National Life Company                    3,698,973.131        99.81%
                                         1300 South Clinton Street
                                         Fort Wayne, IN 46801
        -------------------------------- --------------------------------------------- ----------------- -------------
        DELAWARE VIP U.S. GROWTH SERIES  Allmerica Financial Life                         1,238,677.995        90.44%
        (Standard Class)                 Separate Accounts
                                         440 Lincoln Street
                                         Worcester, MA 01653
        -------------------------------- --------------------------------------------- ----------------- -------------
                                         Lincoln National Life Company                      130,948.688         9.56%
                                         1300 South Clinton Street
                                         Fort Wayne, IN 46801
        -------------------------------- --------------------------------------------- ----------------- -------------
         (Service Class)                 Lincoln National Life Company                    5,624,005.419        99.99%
                                         1300 South Clinton Street
                                         Fort Wayne, IN 46801
        -------------------------------- --------------------------------------------- ----------------- -------------


GENERAL INFORMATION

The Transfer Agent, an affiliate of the Manager, acts as shareholder servicing, dividend disbursing and transfer agent for each Series and for the other mutual funds in the Delaware Investments Family of Funds. The Transfer Agent is paid a fee by each Series for providing these services consisting of an annual per account charge for (i) each open and closed account on the their records and each account held on a sub-accounting system maintained by firms that hold accounts on an omnibus basis ("Shareholder Accounts"); and (ii) each account on a retirement processing system ("Retirement Accounts"). These charges are as follows:

                     Shareholder Accounts     $21.25 Per Annum
                     Retirement Accounts      $30.00 Per Annum

These charges are assessed monthly on a pro rata basis and determined by using the number of Shareholder and Retirement Accounts maintained as of the last calendar day of each month. Compensation is fixed each year and approved by the Board of Trustees, including a majority of the disinterested trustees.

The Transfer Agent also provides accounting services to each Series. Those services include performing all functions related to calculating each Series' net asset value and providing all financial reporting services, regulatory compliance testing and other related accounting services. For its services, the Transfer Agent is paid a fee based on total assets of all funds in the Delaware Investments Family of Funds for which it provides such accounting services. Such fee is equal to 0.025% multiplied by the total amount of assets in the complex for which the Transfer Agent furnishes accounting services, where such aggregate complex assets are $10 billion or less, and 0.020% of assets if such aggregate complex assets exceed $10 billion. The fees are charged to each Series and the other mutual funds in the Delaware Investments Family of Funds, on an aggregate pro rata basis. The asset-based fee payable to the Transfer Agent is subject to a minimum fee calculation based on the type and number of classes per Fund.

         The Trust, which was organized as a Maryland corporation in 1987 and reorganized as a Delaware business trust on December 15, 1999, is an open-end registered management investment company. Effective as of May 1, 2002 the name of Delaware Group Premium Fund was changed to Delaware VIP Trust. Also effective as of May 1, 2002, the name of each Series has also been changed to reflect Delaware VIP. For example, "Balanced Series" has become "Delaware VIP Balanced Series'. With the exception of Delaware VIP Emerging Markets, Delaware VIP Global Bond and Delaware VIP REIT Series, each Series operates as a diversified fund as defined by the 1940 Act. Delaware VIP Emerging Markets, Delaware VIP Global Bond and Delaware VIP REIT Series operate as nondiversified funds as defined by the 1940 Act.

         The Board of Trustees is responsible for overseeing the performance of each Series' investment advisor and determining whether to approve and/or renew each Series' investment management agreements. When the Board considers whether to renew an investment management agreement, it considers various factors that include:

         The nature, extent and quality of the services provided by the investment advisor

         The investment performance of the fund's assets managed by the investment advisor

         The fair market value of the services provided by the investment advisor

         Comparative analysis of expense ratios of, and advisory fees paid by, similar funds

         The extent to which the investment advisor has realized or will realize economies of scale as the fund grows

         Other benefits accruing to the investment advisor or its affiliates from its relationship with the fund

         The investment advisor's management of the operating expenses of the fund, such as transaction costs, including how portfolio transactions for the fund are conducted and brokers are chosen

         At its annual contract review meeting (the "Annual Meeting"), the Board of Trustees was presented with information concerning each Delaware Investments service provider to each Series, including the investment advisors, the Distributor and the transfer agent, shareholder servicing agent and fund accountant. The Board reviewed materials provided by Delaware Investments concerning the level of service provided to each Series and both the costs to each Series and the profit to Delaware Investments. Throughout the prior year, the Board also received regular reports detailing performance, the current investment strategies for each Series and Series expenses. In addition, at the Annual Meeting the Board separately received and reviewed independent historical and comparative reports provided by Lipper, Inc. ("Lipper") that analyzed the Series' performance over a ten-year period, as well as actual and contractual management and total expenses. The reports also provided comparative information for performance and expenses against the Series' peer mutual funds. In addition to information pertaining to each Series, the Board also received similar information concerning all of the other investment companies in the Delaware Investments Family of Funds.

         In reviewing the investment management agreements for each Series, the Board of Trustees considered the Series' performance relative to their performance goals, peers and benchmark, the investment process and controls used in managing each Series, the Series' fees and expenses relative to its peers, the experience and qualifications of personnel responsible for managing each Series and quality of other services provided to each Series in addition to investment advice.

         The Board met in executive session to consider the investment management agreements. The independent Trustees also met separately with Lipper. The Board believed that management had effectively communicated with the Board and had been very responsive to the issues raised by the Board during the previous year. The Board was pleased with the current staffing within the Series' investment advisors during the past year, the emphasis on research, and the compensation system that had been implemented for investment advisory personnel. In particular, the Board noted that management had maintained and, in some instances, increased financial and personnel resources committed to fund management. The Board considered the overall benefits provided by Delaware Investments' strong corporate management and compliance oversight to all funds in the complex.

         In considering the investment performance of each Series and of comparable mutual funds advised by Delaware and Mondrian, the Board looked at each Series' performance relative to its peers and benchmark. The performance numbers excerpted from the materials reviewed by the Board below represent annualized total returns and are calculated using a Series' daily net asset value. Performance numbers assume reinvestment of income distributions and capital gains on the ex-dividend date. The Series' performance over the past one, three and five year periods ended December 31, 2004 and quartile ranking of each Series compared by Lipper to their respective peer group is as follows. The Series' performance is ranked within its Lipper Investment Classification/Objective. A fund with the highest performance is ranked first, and a fund with the lowest performance is ranked last. The performance quartile illustrates the quartile position of each Series within its Lipper Investment Classification/Objective. For purposes of total return, the quartiles are defined as the first quartile is the highest or best 25%; the second quartile is the next 25%; the third quartile is the next 25%; and the fourth quartile is the lowest or worst 25%.


       --------------------------------------------------------------------------------------------------------------
                                                                       1 YEAR            3 YEARS             5 YEARS
       --------------------------------------------------------------------------------------------------------------
       Delaware VIP Balanced Series                                    24.09%              0.23%             -2.08 %
                                                           second quartile(4)             fourth              fourth
                                                                                     quartile(4)         quartile(4)
       --------------------------------------------------------------------------------------------------------------
       Delaware VIP Capital Reserves Series                             4.91%              6.43%               6.18%
                                                            first quartile(4)  first quartile(4)   first quartile(4)
       --------------------------------------------------------------------------------------------------------------
       Delaware VIP Cash Reserve Series                                 0.54%              1.62%               3.16%
                                                            third quartile(4)  third quartile(4)  second quartile(4)
       --------------------------------------------------------------------------------------------------------------
       Delaware VIP Diversified Income Series(1)                          N/A                N/A                 N/A
       --------------------------------------------------------------------------------------------------------------
       Delaware VIP Emerging Markets Series                            83.29%             23.13%              19.90%
                                                            first quartile(4)  first quartile(4)   first quartile(4)
       --------------------------------------------------------------------------------------------------------------
       Delaware VIP Global Bond Series                                 14.39%             14.53%               8.12%
                                                           second quartile(4)  first quartile(4)  second quartile(4)
       --------------------------------------------------------------------------------------------------------------
       Delaware VIP Growth Opportunities Series                        51.39%              1.68%               7.61%
                                                            first quartile(4)  first quartile(4)  second quartile(4)
       --------------------------------------------------------------------------------------------------------------
       Delaware VIP High Yield Series                                  26.41%              6.07%               0.82%
                                                            first quartile(4)             second  fourth quartile(4)
                                                                                     quartile(4)
       --------------------------------------------------------------------------------------------------------------
       Delaware VIP International Value Equity Series                  55.17%              6.06%               6.38%
                                                           second quartile(4)  first quartile(4)   first quartile(4)
       --------------------------------------------------------------------------------------------------------------
       Delaware VIP Value Series                                       38.27%              1.30%               2.47%
                                                            third quartile(4)             second   third quartile(4)
                                                                                     quartile(4)
       --------------------------------------------------------------------------------------------------------------
       Delaware VIP REIT Series                                        44.87%             18.58%              16.58%
                                                           fourth quartile(4)             second   first quartile(4)
                                                                                     quartile(4)
       --------------------------------------------------------------------------------------------------------------
       Delaware VIP Select Growth Series(2)                            49.09%             -3.60%                 N/A
                                                            first quartile(4)             second
                                                                                     quartile(4)
       --------------------------------------------------------------------------------------------------------------
       Delaware VIP Small Cap Value Series                             55.91%             15.68%              14.47%
                                                            third quartile(4)              first  fourth quartile(4)
                                                                                     quartile(4)
       --------------------------------------------------------------------------------------------------------------
       Delaware VIP Trend Series                                       50.37%              5.10%               9.73%
                                                            first quartile(4)             fourth   third quartile(4)
                                                                                     quartile(4)
       --------------------------------------------------------------------------------------------------------------
       Delaware VIP U.S. Growth Series(3)                              28.80%             -8.50%                 N/A
                                                           fourth quartile(4)             fourth
                                                                                     quartile(4)
       --------------------------------------------------------------------------------------------------------------

          (1)   Commenced operations May 9, 2003.
          (2)   Commenced operations May 1, 1999.
          (3)   Commenced operations November 15, 1999.
          (4) Performance measured against the Series' peer universe. A Series' peer universe comprises all funds that have the same investment objective as the Series and is created by Lipper to expand a peer group and provide a broader view of performance within the investment objective. A peer group is a smaller group of funds that may be similar in management style, duration or quality.

         In considering the costs of the services to be provided and profits to be realized by Delaware and its affiliates from the relationship with each Series, the Board considered the service fees charged to each Series and the fair market value of the services provided by the investment advisors.

         The Board's objective is to limit the total expense ratio of each Series to an acceptable range as compared to the median of a peer group of comparable mutual funds. The Board took into consideration management's agreement with that objective and the means of implementing that objective, which could include certain types of remedial actions as well as potential future voluntary or contractual expense caps.

         In considering the level of each Series' expenses, the Board reviewed each Series' current average for its peers. The Board looked at the advisory fees of each Series compared to their peer groups and at overall levels of expenses for each of the Series compared to its respective peer group. Each Series' quartile rankings (as of each Series' last fiscal year) for contractual management fees, actual management fees and total expenses were as follows. The fund's expenses are ranked within the Expense Group or Expense Universe. A fund with the lowest expense is ranked first, and a fund with the highest expense is ranked last. The expense quartile illustrates the position of each Series within the Expense Group or Expense Universe. For purposes of expenses, the quartiles are defined as: the first quartile in the lowest or best 25%; the second quartile is the next 25%; the third quartile is the next 25%; and the fourth quartile is the highest or worst 25%(1).

     (1) The performance quartile methodology is the opposite of the expense quartile methodology (e.g., the highest expense is defined as being in the fourth quartile, and the highest total return is defined as being in the fourth quartile, etc.).

-------------------------------------------------------------------------------------------------------------------------
                                                          Contractual                Actual
                                                        Management Fees         Management Fees         Total Expenses
-------------------------------------------------------------------------------------------------------------------------
Delaware VIP Balanced Series                              2nd quartile            2nd quartile            2nd quartile
-------------------------------------------------------------------------------------------------------------------------
Delaware VIP Capital Reserves Series                      2nd quartile            2nd quartile            2nd quartile
-------------------------------------------------------------------------------------------------------------------------
Delaware VIP Cash Reserve Series                          2nd quartile            2nd quartile            2nd quartile
-------------------------------------------------------------------------------------------------------------------------
Delaware VIP Diversified Income Series                    1st quartile            1st quartile            2nd quartile
-------------------------------------------------------------------------------------------------------------------------
Delaware VIP Emerging Markets Series                      2nd quartile            2nd quartile            1st quartile
-------------------------------------------------------------------------------------------------------------------------
Delaware VIP Global Bond Series                           3rd quartile            2nd quartile            2nd quartile
-------------------------------------------------------------------------------------------------------------------------
Delaware VIP Growth Opportunities Series                  2nd quartile            2nd quartile            2nd quartile
-------------------------------------------------------------------------------------------------------------------------
Delaware VIP High Yield Series                            3rd quartile            3rd quartile            2nd quartile
-------------------------------------------------------------------------------------------------------------------------
Delaware VIP International Value Equity Series            2nd quartile            2nd quartile            1st quartile
-------------------------------------------------------------------------------------------------------------------------
Delaware VIP Value Series                                 2nd quartile            2nd quartile            2nd quartile
-------------------------------------------------------------------------------------------------------------------------
Delaware VIP REIT Series                                  1st quartile            1st quartile            1st quartile
-------------------------------------------------------------------------------------------------------------------------
Delaware VIP Select Growth Series                         1st quartile            2nd quartile            1st quartile
-------------------------------------------------------------------------------------------------------------------------
Delaware VIP Small Cap Value Series                       1st quartile            2nd quartile            1st quartile
-------------------------------------------------------------------------------------------------------------------------
Delaware VIP Trend Series                                 1st quartile            1st quartile            2nd quartile
-------------------------------------------------------------------------------------------------------------------------
Delaware VIP U.S. Growth Series                           1st quartile            2nd quartile            1st quartile
-------------------------------------------------------------------------------------------------------------------------

         The Board found each Series' fees to be appropriate after considering these factors and generally in line with fees charged to comparable funds in the industry.

         The Board also reviewed the quality of services performed by the investment advisor's affiliates on behalf of each Series, including fund accounting, transfer agent, administrative, and shareholder services. The Board also considered the prestigious DALBAR service awards received by the investment advisor's affiliate for the quality of service it provided to the Series investors.

         The Board also reviewed the quality of services performed by the investment advisor's affiliates on behalf of each Series, including fund accounting, transfer agent, administrative, and shareholder services. The Board also considered the prestigious DALBAR service awards received by the investment advisor's affiliate for the quality of service it provided to the Series' investors.

         Delaware Management is the investment manager of each Series of the Trust other than Delaware VIP International Value Equity and Delaware VIP Emerging Markets Series. Mondrian is the sub-advisor of Delaware VIP International Value Equity and Delaware VIP Emerging Markets Series. Delaware Management, also manages the other funds in the Delaware Investments family. Although investment decisions for each Series are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Series.

         The Trust, the Manager, the Distributor, the Financial Intermediary Distributor and the Sub-Advisor, in compliance with SEC Rule 17j-1 under the 1940 Act, have adopted Codes of Ethics which govern personal securities transactions. Under the Codes of Ethics, persons subject to the Codes are permitted to engage in personal securities transactions, including securities that may be purchased or held by the Series, subject to the requirements set forth in Rule 17j-1 and certain other procedures set forth in the applicable Code of Ethics. The Codes of Ethics for the Trust, the Manager, the Distributor, the Financial Intermediary Distributor and the Sub-advisor are on public file with, and are available from, the SEC.

         The Distributor acts as national distributor for the Trust and for the other mutual funds in the Delaware Investments family. The Distributor offers Trust shares on a continuous basis.

         The JPMorgan Chase Bank, located at Chase Metrotech Center, Brooklyn, New York 11245, serves as the custodian of each Series' assets.

         The Transfer Agent, an affiliate of Delaware Management, acts as shareholder servicing, dividend disbursing and transfer agent for the Trust and for the other mutual funds in the Delaware Investments family. The Transfer Agent is paid an annual fee equal to 0.01% of the average daily net assets of each Series. Compensation is approved each year by the Board of Trustees, including a majority of the disinterested Trustees. The Transfer Agent also provides accounting services to the Series. Those services include performing all functions related to calculating each Series' net asset value and providing all financial reporting services, regulatory compliance testing and other related accounting services. For its services, the Transfer Agent is paid a fee based on total assets of all funds in the Delaware Investments family for which it provides such accounting services. Such fee is equal to 0.025% multiplied by the total amount of assets in the complex for which the Transfer Agent furnishes accounting services, where such aggregate complex assets are $10 billion or less, and 0.020% of assets if such aggregate complex assets exceed $10 billion. The fees are charged to each fund, including the Series, on an aggregate pro-rata basis. The asset-based fee payable to the Transfer Agent is subject to a minimum fee calculated by determining the total number of investment portfolios and associated classes.

         Delaware Management and its affiliates own the name "Delaware Group." Under certain circumstances, including the termination of the Trust's advisory relationship with Delaware Management or its distribution relationship with the Distributor, Delaware Management and its affiliates could cause the Trust to delete the words "Delaware Group" from the Trust's name.

         Each Series also reserves the right to refuse the purchase side of an exchange request by any person or group if, in Delaware Management's or Mondrian's judgment, the Series would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Purchase exchanges may be restricted or refused if a Series receives or anticipates simultaneous orders affecting significant portions of the Series' assets.

         The initial public offering date for the Delaware VIP Value, Delaware VIP High Yield, Delaware VIP Capital Reserves, Delaware VIP Cash Reserve and Delaware VIP Balanced Series was July 28, 1988. The initial public offering date for Delaware VIP Growth Opportunities Series was July 2, 1991. Delaware VIP International Value Equity Series commenced operations on October 29, 1992. Delaware VIP Small Cap Value and Delaware VIP Trend Series commenced operations on December 27, 1993. The initial public offering date for Delaware VIP Global Bond Series was May 1, 1996 and for Delaware VIP Emerging Markets Series was May 1, 1997. Delaware VIP REIT Series commenced operations on May 4, 1998. Delaware VIP Select Growth Series commenced operations on May 3, 1999. Delaware VIP U.S. Growth Series commenced operations on November 15, 1999.

         The Delaware VIP Devon Series merged into Delaware VIP Value Series on April 25, 2003. Delaware VIP Diversified Income Series commenced operations on May 19, 2003.

EURO
         On January 1, 1999, the European Economic and Monetary Union implemented a new currency unit, the euro, for eleven participating European countries. The countries that initially converted or tied their currencies to the euro are Austria, Belgium, France, Germany, Luxembourg, the Netherlands, Ireland, Finland, Italy, Portugal and Spain. Each participating country has begun using the euro for currency transactions on January 1, 2002. Financial transactions and market information, including share quotations and company accounts, in participating countries are denominated in euros. Participating governments issue their bonds in euros, and monetary policy for participating countries are uniformly managed by a central bank, the European Central Bank.

         Although it is not possible to predict the impact of the euro implementation plan on the Trust, the transition to the euro presents unique uncertainties, including: (i) the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; (ii) the establishment and maintenance of exchange rates for currencies being converted into the euro; (iii) the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2001 and beyond; (iv) whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and (iv) whether the conversion of the currencies of other countries in the European Union ("EU"), such as the United Kingdom and Denmark, into the euro and the admission of other non-EU countries such as Poland, Latvia and Lithuania as members of the EU may have an impact on the euro or on the computer systems used by the Trust's service providers to process the Trust's transactions.

         Further, the process of implementing the euro may adversely affect financial markets outside of Europe and may result in changes in the relative strength and value of the U.S. dollar or other major currencies. The transition to the euro is likely to have a significant impact on fiscal and monetary policy in the participating countries and may produce unpredictable effects on trade and commerce generally. These resulting uncertainties could create increased volatility in financial markets world-wide.

         These or other factors could cause market disruptions, and could adversely affect the value of securities held by the Trust. Because of the number of countries using this single currency, a significant portion of the assets of the Trust may be denominated in the euro.

CAPITALIZATION
         Each Series offers two classes of shares, Standard Class and Service Class. Additional classes of shares may be offered in the future.

         The Trust has at present unlimited authorized number of shares of beneficial interest with no par value allocated to each Class. Although all shares have equal voting rights on matters affecting the entire Trust, each Series would vote separately on any matter which affects only that Series, such as certain material changes to investment advisory contracts or as otherwise prescribed by the 1940 Act. Shares of each Series have a priority in that Series' assets, and in gains on and income from the portfolio of that Series. Each Class of each Series represents a proportionate interest in the assets of that Series, and each has the same voting and other rights and preferences, except the Standard Class of a Series may not vote on any matter affecting the Plan under Rule 12b-1 that applies to the Service Class of that Series. Shares have no preemptive rights, are fully transferable and, when issued, are fully paid and nonassessable. All shares participate equally in dividends, and upon liquidation would share equally.

NONCUMULATIVE VOTING
         Series shares have noncumulative voting rights which means that the holders of more than 50% of the shares of the Trust voting for the election of Trustees can elect all the Trustees if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

         This Part B does not include all of the information contained in the Registration Statement which is on file with the SEC. Shareholders may obtain a copy of the Registration Statement by contacting the SEC in Washington, DC.

FINANCIAL STATEMENTS

         Ernst & Young LLP, 2005 Market Street, Philadelphia, PA 19103-7094, serves as the Independent Registered Public Accounting Firm for the Trust and, in its capacity as such, audits the annual financial statements of the Series. Each Series' Statement of Net Assets, Statement of Assets and Liabilities (as applicable), Statement of Operations, Statement of Changes in Net Assets, Financial Highlights and Notes to Financial Statements, as well as the report of Ernst & Young LLP, for the fiscal year ended December 31, 2004 are included in each Series' Annual Report to shareholders. The financial statements and financial highlights, the notes relating thereto and the reports of Ernst & Young LLP listed above are incorporated by reference from the Annual Reports into this Part B.

APPENDIX A--DESCRIPTION OF RATINGS

BONDS
         Excerpts from S&P's description of its bond ratings: AAA--highest grade obligations; extremely strong capacity to pay principal and interest; AA--also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree; very strong capacity to pay principal and interest; A--strong ability to pay interest and repay principal; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions although more susceptible to changes in circumstances; BBB--regarded as having an adequate capacity to pay interest and repay principal; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to weakened capacity to pay principal and interest than for higher-rated bonds. BB, B, CCC, CC, C--regarded, on balance, as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; D--in default.

         Plus (+) or minus (-) may be added to ratings from AA to CCC to show relative standing within the major rating categories.

         Excerpts from Moody's description of its bond ratings: Aaa--judged to be the best quality. They carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards; A--possess favorable attributes and are considered "upper medium" grade obligations; Baa--considered as medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba--judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B--generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa--are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca--represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C--the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         For rating categories Aa to Caa, Moody's includes a 1, 2 or 3 following the rating to designate a high, medium or low rating, respectively

COMMERCIAL PAPER
         Excerpts from S&P's description of its two highest commercial paper ratings: A-1--degree of safety regarding timely payment is strong; a plus (+) sign denotes extremely strong safety characteristics; A-2--capacity for timely payment is satisfactory; the relative degree of safety is not as high as for issuers designated A-1.

         Excerpts from Moody's description of its two highest commercial paper ratings: P-1--superior quality; P-2--strong quality.

         Excerpts from Fitch, Inc.'s description of its highest ratings: F-1+ --Exceptionally strong quality; F-1 --Very strong quality; F-2 --Good credit quality.

APPENDIX B

I.       Portfolio Managers - Delaware Management Company

         A. Except as noted, the following chart lists certain information about types of other accounts for which the portfolio manager is primarily responsible as of December 31, 2004. For Mr. Van Harte, Mr. Broad, Mr. Prislin, Mr. Bonavico and Mr. Fortier, information is presented as of April 11, 2005.


                                                                                                               TOTAL ASSETS IN
                                                                                                                ACCOUNTS WITH
                                        NO. OF                                    NO. OF ACCOUNTS WITH           PERFORMANCE-
                                       ACCOUNTS        TOTAL ASSETS MANAGED      PERFORMANCE-BASED FEES           BASED FEES
---------------------------------------------------------------------------------------------------------------------------------
DAMON J. ANDRES
    Registered Investment Companies        7             $2.035 billion                    0                         $0
    Other Pooled Investment                0                   $0                          0                         $0
    Vehicles
    Other Accounts                         6             $109.6 million                    0                         $0
MARSHALL T. BASSETT
    Registered Investment Companies       25              $4.4 billion                     0                         $0
    Other Pooled Investment                1                  3.5                          0                         $0
    Vehicles(2)
    Other Accounts(1)                     18              $2.1 billion                     1                   $87.7 million
CHRISTOPHER S. BECK
    Registered Investment Companies        4              $1.9 billion                     0                         $0
    Other Pooled Investment                1              $3.2 million                     0                         $0
    Vehicles(2)
    Other Accounts(3)                      2             $299.8 million                    0                         $0
CHRISTOPHER J. BONAVICO
    Registered Investment Companies        2              $119 million                     0                         $0
    Other Pooled Investment                0                   $0                          0                         $0
    Vehicles
    Other Accounts                         4               $8 million                      0                         $0
RYAN K. BRIST
    Registered Investment Companies        6             $2.364 billion                    0                         $0
    Other Pooled Investment                0                   $0                          0                         $0
    Vehicles
    Other Accounts                        32             $3.709 billion                    1                   $397.8 million
KENNETH F. BROAD
    Registered Investment Companies        0                   $0                          0                         $0
    Other Pooled Investment                0                   $0                          0                         $0
    Vehicles
    Other Accounts                         3              $5.5 million                     0                         $0



                                                                                                               TOTAL ASSETS IN
                                                                                                                ACCOUNTS WITH
                                        NO. OF                                    NO. OF ACCOUNTS WITH           PERFORMANCE-
                                       ACCOUNTS        TOTAL ASSETS MANAGED      PERFORMANCE-BASED FEES           BASED FEES
---------------------------------------------------------------------------------------------------------------------------------
STEVEN G. CATRICKS
    Registered Investment Companies       25              $4.4 billion                     0                         $0
    Other Pooled Investment                1                  3.5                          0                         $0
    Vehicles(2)
    Other Accounts(1)                     18              $2.1 billion                     1                   $87.7 million
STEPHEN R. CIANCI
    Registered Investment Companies        8             $1.759 billion                    0                         $0
    Other Pooled Investment                0                   $0                          0                         $0
    Vehicles
    Other Accounts*                       34             $1.098 billion                    0                         $0
CHRISTOPHER M. ERICKSEN
    Registered Investment Companies        2              $119 million                     0                         $0
    Other Pooled Investment                0                   $0                          0                         $0
    Vehicles
    Other Accounts                         1              $2.5 million                     0                         $0
PATRICK G. FORTIER
    Registered Investment Companies        0                   $0                          0                         $0
    Other Pooled Investment                0                   $0                          0                         $0
    Vehicles
    Other Accounts                         2              $3.0 million                     0                         $0
BARRY S. GLADSTEIN
    Registered Investment Companies       25              $4.4 billion                     0                         $0
    Other Pooled Investment                1                  3.5                          0                         $0
    Vehicles(2)
    Other Accounts(1)                     18              $2.1 billion                     1                   $87.7 million
PAUL GRILLO
    Registered Investment Companies        8             $1.759 billion                    0                         $0
    Other Pooled Investment                0                   $0                          0                         $0
    Vehicles
    Other Accounts                        34             $1.098 billion                    0                         $0
CHRISTOPHER M. HOLLAND
    Registered Investment Companies       25              $4.4 billion                     0                         $0
    Other Pooled Investment                1                  3.5                          0                         $0
    Vehicles(2)
    Other Accounts(1)                     18              $2.1 billion                     1                   $87.7 million
MICHAEL E. HUGHES
    Registered Investment Companies        4              $1.9 billion                     0                         $0
    Other Pooled Investment                1              $3.2 million                     0                         $0
    Vehicles(2)
    Other Accounts(3)                      2             $299.8 million                    0                         $0
JORDAN L. IRVING
    Registered Investment                  5              $2.4 billion                     0                         $0
    Companies(4)
    Other Pooled Investment                0                   $0                          0                         $0
    Vehicles
    Other Accounts(5)                      6              $820 million                     0                         $0


                                                                                                               TOTAL ASSETS IN
                                                                                                                ACCOUNTS WITH
                                        NO. OF                                    NO. OF ACCOUNTS WITH           PERFORMANCE-
                                       ACCOUNTS        TOTAL ASSETS MANAGED      PERFORMANCE-BASED FEES           BASED FEES
---------------------------------------------------------------------------------------------------------------------------------
STEVEN T. LAMPE
    Registered Investment Companies       25              $4.4 billion                     0                         $0
    Other Pooled Investment                1                  3.5                          0                         $0
    Vehicles(2)
    Other Accounts(1)                     18              $2.1 billion                     1                   $87.7 million
ANTHONY A. LOMBARDI
    Registered Investment                  5              $2.4 billion                     0                         $0
    Companies(4)
    Other Pooled Investment                0                   $0                          0                         $0
    Vehicles
    Other Accounts(5)                      5              $820 million                     0                         $0
KENT MADDEN
    Registered Investment Companies        4              $1.9 billion                     0                         $0
    Other Pooled Investment                1              $3.2 million                     0                         $0
    Vehicles(2)
    Other Accounts(3)                      2             $299.8 million                    0                         $0
D. TYSEN NUTT, JR.
    Registered Investment                  5              $2.4 billion                     0                         $0
    Companies(4)
    Other Pooled Investment                0                   $0                          0                         $0
    Vehicles
    Other Accounts(5)                      6              $820 million                     0                         $0
PHILIP R. PERKINS
    Registered Investment Companies        5             $789.5 million                    0                         $0
    Other Pooled Investment                0                   $0                          0                         $0
    Vehicles
    Other Accounts                         0                   $0                          0                         $0
DANIEL J. PRISLIN
    Registered Investment Companies        2              $119 million                     0                         $0
    Other Pooled Investment                0                   $0                          0                         $0
    Vehicles
    Other Accounts                         3              $5.5 million                     0                         $0
TIMOTHY L. RABE
    Registered Investment Companies        4             $654.6 million                    0                         $0
    Other Pooled Investment                0                   $0                          0                         $0
    Vehicles
    Other Accounts                         3             $204.8 million                    0                         $0
MATTHEW TODOROW
    Registered Investment Companies       25              $4.4 billion                     0                         $0
    Other Pooled Investment                1                  3.5                          0                         $0
    Vehicles(2)
    Other Accounts(1)                     18              $2.1 billion                     1                   $87.7 million



                                                                                                               TOTAL ASSETS IN
                                                                                                                ACCOUNTS WITH
                                        NO. OF                                    NO. OF ACCOUNTS WITH           PERFORMANCE-
                                       ACCOUNTS        TOTAL ASSETS MANAGED      PERFORMANCE-BASED FEES           BASED FEES
---------------------------------------------------------------------------------------------------------------------------------
RUDY D. TORRIJOS III
    Registered Investment Companies       25              $4.4 billion                     0                         $0
    Other Pooled Investment                1                  3.5                          0                         $0
    Vehicles(2)
    Other Accounts(1)                     18              $2.1 billion                     1                   $87.7 million
JEFFREY S. VAN HARTE
    Registered Investment Companies        2              $119 million                     0                         $0
    Other Pooled Investment                0                   $0                          0                         $0
    Vehicles
    Other Accounts                         3              $5.5 million                     0                         $0

ROBERT A. VOGEL, JR.
    Registered Investment                  5              $2.4 billion                     0                         $0
    Companies(4)
    Other Pooled Investment                0                   $0                          0                         $0
    Vehicles
    Other Accounts(5)                      5              $820 million                     0                         $0
LORI P. WACHS
    Registered Investment Companies       25              $4.4 billion                     0                         $0
    Other Pooled Investment                1                  3.5                          0                         $0
    Vehicles(2)
    Other Accounts(1)                     18              $2.1 billion                     1                   $87.7 million


* These accounts include wrap accounts, representing a total of 1,785 underlying accounts.
(1) These accounts include wrap accounts, representing a total of 2,058 underlying accounts.
(2)  529 plans.
(3) These accounts include wrap accounts, representing a total of 392 underlying accounts.
(4) Totals include assets under management as of December 31, 2005 for the Delaware VIP Balanced Series, the Delaware Balanced Fund and the Delaware Large Cap Value Fund. The portfolio managers began managing Delaware VIP Balanced Series and the Delaware Balanced Fund in February 2005. The portfolio managers began managing the Delaware Large Cap Value Fund in March 2005.
(5) These accounts include wrap accounts, representing a total of 1,907 underlying accounts.

         Conflicts of Interest

                  Individual portfolio managers may perform investment management services for other accounts similar to these provided to the Funds and the investment action for each account and Fund may differ. For example, an account or Fund may be selling a security, while another account or Fund may be purchasing or holding the same security. As a result, transactions executed for one account may adversely affect the value of securities held by another account. Additionally, the management of multiple accounts and Funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple accounts and Funds. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or Fund. The investment opportunity may be limited, however, so that all accounts for which the investment would be suitable may not be able to participate. Delaware has adopted procedures designed to allocate investments fairly across multiple accounts.

                  Some of the accounts managed by the portfolio managers have performance-based fees. This compensation structure presents a potential conflict of interest. The portfolio manager has an incentive to manage this account so as to enhance its performance, to the possible detriment of other accounts for which the investment manager does not receive a performance-based fee.

                  A portfolio manager's management of personal accounts also may present certain conflicts of interest. While the investment manager's code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

         B.       Compensation Structure

                  Each portfolio's manager's compensation consists of the following:

         BASE SALARY - Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

                  In addition, each Focus Growth team member is entitled to certain payments in the nature of reimbursement payable in three installments.

         BONUS
         Growth Team - Each named portfolio manager is eligible to receive an annual bonus. The amount available in the bonus pool is based on the management team's assets under management minus any direct expenses (expenses associated with product and investment management team). Certain portfolio managers may receive a guaranteed quarterly payment of a portion of their bonus. The distribution of the bonus pool to individual team members is determined within the discretion of Delaware.

         Focus Growth Team - Each named portfolio manager is eligible to receive an annual cash bonus, which is based upon quantitative and qualitative factors. Generally of the total potential cash compensation for a portfolio manager, 50% or more is in the form of a bonus and is therefore at risk. The total amount available for payment of bonuses is based on the revenues associated with the products managed by the Focus Growth Team. The amount of this "bonus pool" is determined by taking a pre-determined percentage of such revenues (minus appropriate expenses associated with this product and the investment management team).

                  Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributors having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The subjective portion of the pool is allocated to team members within the discretion of senior management. There is a minimum guaranteed fixed payout amount associated with this portion of the pool for the years ending December 31, 2005 and December 31, 2006.

                  The allocation of the remaining 50% of the pool is based upon objective factors. Performance is measured as a result of the team's standing relative to a large cap growth composite of a nationally recognized publicly available database, for five successive calendar years. Performance rankings are in quartiles as follows: top decile, top quartile, second quartile, third quartile and bottom quartile. An average is taken of the five year relative performance data to determine the multiplier to be applied in calculating the portion of the pool that will be paid out. To the extent there was less than a complete payout of the "objective" portion of the bonus pool over the previous five years, there is an opportunity to recoup these amounts if the multiplier is in excess of 100%, in the discretion of senior management.

                  Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

                  In addition, there is a potential one-time value creation payment that may be allocated on or about December 31, 2009 to the extent the value added by the team exceeds the relative value of their holdings in the Delaware Investments U.S. Stock Option Plan. This amount, if any, would be paid out to the team under a deferred compensation arrangement. The value creation payment, if any, would be paid out to individual team members in proportion to the shares granted to that team member under the Plan.

         Other Equity Teams - The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Delaware keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate direct expenses associated with this product and the investment management team) create the "bonus pool" for a product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributors having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The primary objective factor is the performance of the funds managed relative to the performance of the appropriate Lipper peer groups. Performance is measured as the result of one's standing in the Lipper peer groups on a one-year and three-year basis. Three-year performance is weighted more heavily and there is no objective award for a fund that falls below the 50th percentile for a given time period. There is a sliding scale for performance achievements above the 50th percentile.

                  For the analysts identified as having responsibility for day-to-day management of Delaware VIP Small Cap Value Series, 50% of their objective bonus is determined as described immediately above. The remaining 50% is determined for each relevant Russell index over a one-year period.

         Fixed Income Teams - Each portfolio manager is eligible to receive an annual cash bonus, which is based on quantitative and qualitative factors. The amount of the pool for bonus payments is first determined by mathematical equation based on assets, management fees and direct expenses, including fund waiver expenses, for registered investment companies, pooled vehicles, and managed separate accounts. Generally, 80% of the bonus is quantitatively determined. For investment companies, each manager is compensated according the Fund's Lipper peer group percentile ranking on a one-year and three-year basis. For managed separate accounts the portfolio managers are compensated according to the composite percentile ranking in consultant databases. There is no objective award for a fund that falls below the 50th percentile for a given time period. There is a sliding scale for investment companies that are ranked above the 50th percentile. The managed separate accounts are compared to Callan and other databases. The remaining 20% portion of the bonus is discretionary as determined by Delaware Investments and takes into account subjective factors.

         DEFERRED COMPENSATION - Each named portfolio manager is eligible to participate in the Lincoln National Corporation Executive Deferred Compensation Plan, which is available to all employees whose income exceeds a designated threshold. The Plan is a non-qualified unfunded deferred compensation plan that permits participating employees to defer the receipt of a portion of their cash compensation.

         STOCK OPTION INCENTIVE PLAN/EQUITY COMPENSATION PLAN - Portfolio managers may be awarded options to purchase common shares of Delaware Investments U.S., Inc. pursuant to the terms the Delaware Investments U.S., Inc. Stock Option Plan (non-statutory or "non-qualified" stock options). In addition, certain managers may be awarded restricted stock units, or "performance shares", in Lincoln National Corporation. Delaware Investments U.S., Inc., is an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Holdings, Inc., is in turn a wholly-owned, indirect subsidiary of Lincoln National Corporation.

         The Delaware Investments U.S., Inc. Stock Option Plan was established in 2001 in order to provide certain Delaware investment personnel with a more direct means of participating in the growth of the investment manager. Under the terms of the plan, stock options typically vest in 25% increments on a four-year schedule and expire ten years after issuance. Options are awarded from time to time by the investment manager in its full discretion. Option awards may be based in part on seniority. The fair market value of the shares is normally determined as of each June 30 and December 31. Shares issued upon the exercise of such options must be held for six months and one day, after which time the shareholder may put them back to the issuer or the shares may be called back from the shareholder.

                  There is a contractual minimum number of options available for distribution to Focus Growth Team members for the years 2005-2009.

                  Portfolio managers who do not participate in the Delaware Investments U.S., Inc. Stock Option Plan are eligible to participate in Lincoln's Long-Term Incentive Plan, which is designed to provide a long-term incentive to officers of Lincoln. Under the plan, a specified number of performance shares are allocated to each unit and are awarded to participants in the discretion of their managers in accordance with recommended targets related to the number of employees in a unit that may receive an award and the number of shares to be awarded. The performance shares have a three year vesting schedule and, at the end of the three years, the actual number of shares distributed to those who received awards may be equal to, greater than or less than the amount of the award based on Lincoln's achievement of certain performance goals relative to a pre-determined peer group.

         OTHER COMPENSATION - Portfolio managers may also participate in benefit plans and programs available generally to all employees.


         C.       Ownership of Securities

                  As of December 31, 2004, none of the portfolio managers owned shares of the VIP Series they manage. As of April 11, 2005, Mr. Van Harte, Mr. Broad, Mr. Bonavico, Mr. Prislin and Mr. Fortier owned no shares of the VIP Series they manage.

II.  Portfolio Managers - Mondrian Investment Partners Limited

         The following information was provided by Mondrian, the sub-advisor to the Series.

         A. Other Accounts Managed.


                                                                                                               TOTAL ASSETS IN
                                                                                                                ACCOUNTS WITH
                                       NO. OF                                     NO. OF ACCOUNTS WITH            PERFORMANCE-
                                      ACCOUNTS            TOTAL ASSETS           PERFORMANCE-BASED FEES            BASED FEES
                                      ---------           ------------           ----------------------        ------------------
CLIVE GILLMORE
    Registered Investment                 12             $4,570,000,000                    0                          $0
    Companies
    Other Pooled Investment               0                    $0                          0                          $0
    Vehicles
    Other Accounts                        14             $1,504,000,000                    0                          $0
ROBERT AKESTER
    Registered Investment                 4              $1,229,000,000                    0                          $0
    Companies
    Other Pooled Investment               0                    $0                          0                          $0
    Vehicles
    Other Accounts                        5               $614,000,000                     0                          $0
EMMA LEWIS
    Registered Investment                 5              $2,038,000,000                    0                          $0
    Companies
    Other Pooled Investment               1               $40,000,000                      0                          $0
    Vehicles
    Other Accounts                        4               $511,000,000                     0                          $0
NIGEL MAY
    Registered Investment                 6              $2,597,000,000                    0                          $0
    Companies
    Other Pooled Investment               0                    $0                          0                          $0
    Vehicles
    Other Accounts                        18             $5,825,000,000                    1                     $331,000,000


                  Conflicts of Interest
                  Mondrian has no material conflicts of interest to report.


                  B. Compensation.

                  Mondrian has the following programs in place to retain key investment staff:

                  1. Competitive Salary - All investment professionals are remunerated with a competitive base salary.

                  2. Profit Sharing Bonus Pool - All Mondrian staff, including portfolio managers and senior officers, qualify for participation in an annual profit sharing pool determined by the company's profitability (approximately 30% of profits).

                  3. Equity Ownership - Mondrian is majority management owned. A high proportion of senior Mondrian staff (investment professionals and other support functions) are shareholders in the business.

                           All portfolio managers are members of the Mondrian
                  defined contribution pension scheme where Mondrian pays a regular monthly contribution and the member may pay additional voluntary contributions if they wish. The Scheme is governed by Trustees who have responsibility for the trust fund and payments of benefits to members. In addition, the Scheme provides death benefits for death in service and a spouse's or dependant's pension may also be payable.

                           Incentives (Bonus and Equity Programs) focus on the
                  key areas of research quality, long-term and short-term performance, teamwork, client service and marketing. As an individual's ability to influence these factors depends on that individual's position and seniority within the firm, so the allocation of participation in these programs will reflect this.

                           At Mondrian, the investment management of particular
                  portfolios is not "star manager" based but uses a team system. This means that Mondrian's investment professionals are primarily assessed on their contribution to the team's effort and results, though with an important element of their assessment being focused on the quality of their individual research contribution.

                  COMPENSATION COMMITTEE
                           In determining the amount of bonuses and equity
                  awarded, Mondrian's Board of Directors consults with the company's Compensation Committee, who will make recommendations based on a number of factors including investment research, organization management, team work, client servicing and marketing.

                  DEFINED CONTRIBUTION PENSION SCHEME
                           All portfolio managers are members of the Mondrian
                  defined contribution pension scheme where Mondrian pays a regular monthly contribution and the member may pay additional voluntary contributions if they wish. The Scheme is governed by Trustees who have responsibility for the trust fund and payments of benefits to members. In addition, the Scheme provides death benefits for death in service and a spouse's or dependant's pension may also be payable.

                  C. Ownership of Securities.

                  As of December 31, 2004, none of the portfolio managers owned shares of the Series they manage.



85